As Filed With The Securities And Exchange Commission On April 29, 2011

File Nos. 33-73408 and 811-8234

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No. 34

and/or

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 38

TIFF INVESTMENT PROGRAM, INC.

(Exact Name of Registrant as Specified in Charter)

200 Barr Harbor Drive, Suite 100, West Conshohocken, PA, 19428

 (Address of Principal Executive Offices) (Zip Code)

(800) 984-0084

 (Registrant's Telephone Number, Including Area Code)

Richard Flannery, TIFF Advisory Services, Inc., 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA, 19428

(Name and Address of Agent for Service of Process)

With Copies to:

Kristin Ives
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

It is proposed that this filing will become effective:
☒  immediately upon filing pursuant to paragraph (b)
☐  On [date], pursuant to paragraph (b)
☐  60 days after filing, pursuant to paragraph (a)(1)
☐  On [date], pursuant to paragraph (a) (1)
☐  75 days after filing, pursuant to paragraph (a) (2)
☐  On _________, pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TIP PROSPECTUS

TIFF INVESTMENT PROGRAM, INC.

April 29, 2011

TIP Mutual Funds

TIFF Multi-Asset Fund
TIFF International Equity Fund
TIFF US Equity Fund
TIFF Short-Term Fund

TIFF Investment Program, Inc. (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through one or more investment vehicles, each with its own investment objective and policies. The TIP funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-prot organizations who meet TIP’s eligibility requirements.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TIFF Multi-Asset Fund Summary

Investment Objective

The fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset ination.

The fund’s performance objective (which is non-fundamental) is to achieve a total return (price appreciation plus dividends and interest income) net of expenses that, over a majority of market cycles, exceeds inflation, as measured by the Consumer Price Index, plus 5% per annum.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The “Redemption Fees” shown in this table are referred to as “exit fees” elsewhere in this prospectus.

Shareholder Fees (fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.50%
Redemption Fees (as a percentage of amount redeemed)	0.50%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.64%
Other Expenses	0.17%
Acquired Fund Fees and Expenses	0.60%
Total Annual Fund Operating Expenses [a]	1.41%
[a]	Total annual fund operating expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.
Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$244	$549	$877	$1,803

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$193	$494	$817	$1,732

1

TIFF Multi-Asset Fund Summary

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for members that are subject to income or excise taxes. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

The fund seeks to achieve its objective through two principal means: (1) diversication across multiple asset classes and (2) active security selection. As a “multi-manager” fund, in addition to the fund’s investment advisor, TIFF Advisory Services, Inc. (“TAS”), the fund engages independent money managers to manage a portion of the fund’s assets. The fund also invests a portion of its assets in other investment funds (referred to in this prospectus as “acquired funds”), such as exchange-traded funds, open-end mutual funds, and private investment funds, subject to the limits of the Investment Company Act of 1940, as amended, and any related rules, regulations or exemptions, and the fund’s policy limiting investments in illiquid securities to no more than 15% of net assets. Asset class allocations and allocations to money managers and acquired funds may change from time to time.

The fund invests, either directly or indirectly through its investments in acquired funds, in common and preferred stocks, real estate investment trusts (“REITs”), high yield bonds, securities issued or guaranteed by the US government, corporate bonds, and short-term investments, such as high-quality, short-term money market instruments. In addition, the fund may invest a signicant portion of its assets in synthetic and derivative instruments, such as futures, options, and swaps, in order to gain or hedge exposure to the fund’s performance benchmark or one or more segments of the benchmark, including currency exposures. Generally, these investments are designed to complement the fund’s other holdings, thereby adjusting the fund’s overall exposures toward the levels desired by TAS.

The fund invests broadly in issuers domiciled in the United States and foreign countries. The fund’s foreign securities may be denominated in currencies other than the US dollar. Under normal circumstances, up to 50% of the fund’s assets may be invested in foreign securities, including emerging markets securities. The fund invests in companies of all sizes as measured by market capitalizations. A portion of the fund’s assets may be invested in smaller companies. Up to 20% of the fund’s assets may be invested in debt obligations rated below investment grade (known as high yield bonds or “junk bonds”).

The Multi-Asset Fund Constructed Index is a blended index composed of asset segments, weighted according to policy norms, with each segment assigned a passive market index that TAS believes is an appropriate benchmark for such segment. The Constructed Index is intended to help TAS and the fund’s members better assess the fund’s positioning and performance by providing a comparison of the active strategies pursued by the fund versus the returns of passive indices. The Constructed Index may also help convey to the fund’s members a sense of the general asset segment risks to which their capital might be subject.

2

TIFF Multi-Asset Fund Summary

The current Constructed Index, which took effect January 1, 2010, is comprised of the following asset segments, weights, and benchmarks:

Asset Segment	Weight	Benchmark
Total Return Assets	57%
Global Stocks	51%	Blended global stocks index comprising MSCI World Index (W) and MSCI Emerging Markets Index (EM), weighted as follows: EM weight is 1.5 times the percentage weight of emerging markets in the MSCI All Country World Index; W weight is 100% minus EM weight.
High Yield Bonds	6%	Barclays Capital High Yield 2% Issuer Capped Bond Index
Inflation Hedges	10%
Commodities	5%	Dow Jones-UBS Commodity Index Total Return
REITs	5%	MSCI US REIT Index
All Purpose Hedges	33%
Inflation-Linked Bonds	20%	Barclays Capital US Government Inflation-Linked Bond Index
Cash Equivalents	13%	BofA Merrill Lynch US 6-Month Treasury Bill Index

The Multi-Asset Fund Constructed Index weights are rebalanced at each quarter-end, and actual segment weights in Multi-Asset Fund tend to vary. The blended global stocks index is calculated by TAS.

Principal Investment Risks

As with all investments, there are certain risks of investing in the fund, and you could lose money on an investment in the fund. Fluctuations in the market value of the securities held in the fund’s portfolio could cause members’ shares, when redeemed, to be worth more or less than their original cost. The principal risks associated with the fund’s primary investment policies and strategies are summarized below.

Acquired Funds Risk.  As an investor in an acquired fund, the fund will bear its ratable share of expenses, including advisory and administration fees, of the acquired fund. Acquired funds that are private investment funds are generally exempt from registration under the federal and state securities laws and, therefore, investors in such private funds, including the fund, may not benefit from the protections afforded by those laws. Investments by the fund in a private investment fund are not subject to the limitations imposed under the Investment Company Act of 1940 on shares held by a mutual fund in other registered investment companies. Interests in private investment funds are generally illiquid and, if so, will be subject to the fund’s 15% limitation on illiquid securities.

Credit Risk.  An issuer or guarantor of a debt obligation or the counterparty to an over-the-counter derivatives contract or other obligation may default or otherwise become unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is particularly significant for debt securities that are rated below investment grade (“junk bonds”), which are generally considered to be speculative and the prices of which tend to fluctuate more than higher quality securities.

Currency Risk.  A decline in the value of a foreign currency relative to the US dollar will reduce the value of securities denominated in that currency.

Derivatives Risk.  Futures, options, swaps, and forward foreign currency exchange contracts are forms of derivatives. The performance of derivative instruments depends largely on the performance of an underlying currency, security, index or commodity and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs, may be volatile and illiquid, and may involve a small initial investment relative to the risk assumed. When used for hedging, the change in value of the derivative may not correlate specifically with the investment or other risk being hedged.

3

TIFF Multi-Asset Fund Summary

Foreign and Emerging Markets Risk.  Securities issued by foreign entities may involve risks not associated with US investments. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer and foreign issuers may not be subject to legal, accounting, auditing, and nancial reporting standards and requirements comparable to those of US issuers. These risks are intensified in the case of investments in emerging market countries, whose political, legal, economic and social systems supporting their securities markets tend to be less developed and less stable than those of more developed nations.

Interest Rate Risk.  Bond prices typically uctuate due to changing interest rates and generally vary inversely with market interest rates. Duration reects the expected life of a bond and provides one measure of the sensitivity of a bond’s price to changing interest rates. For a given change in interest rates, longer duration bonds usually uctuate more in price than shorter duration bonds. In addition, falling interest rates may cause the fund’s interest income to decline. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates.

Leveraging Risk.  Certain transactions may give rise to a form of leverage and many of the acquired funds use leverage on a regular basis. Leverage, including borrowing, may cause the fund to be more volatile than if the fund had not been leveraged. The use of derivatives may also create leveraging risk. To limit such leveraging risk, the fund observes asset segregation requirements to cover its obligations under derivative instruments.

Liquidity Risk.  Certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. Interests in many of the acquired funds and certain other instruments in which the fund invests are illiquid due to restrictions on transfer, the lack of a trading market, or for other reasons.

Market Risk.  The market value of a security may increase or decrease over time. Market risk may affect a single issue, an entire industry or the market as a whole. Securities markets may from time to time experience short term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the prices of securities held by the fund.

Multi-Manager Risk.  Multi-manager risk is the risk that TAS may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.

Real Estate Investment Trust (REIT) Risk.  Investing in real estate investment trusts (“REITs”) may subject the fund to risks associated with the ownership of real estate, such as decreases in real estate values, overbuilding, increases in operating costs and property taxes, changes in zoning laws, fluctuations in rental income, and changes in interest rates.

Smaller Company Risk.  The stocks of small or medium-sized companies may be more susceptible to market downturns and their prices may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell (liquidity risk).

4

TIFF Multi-Asset Fund Summary

Fund Performance

The chart below is intended to show the risks of investing in the fund by showing changes in the fund’s performance from year to year. Calendar year total returns in the bar chart below include the entry and exit fees received by the fund; however, they do not reflect the deduction of such fees from a member’s account. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees incurred. The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance information is available online at www.tiff.org.

Calendar Year Total Returns

Highest and Lowest Quarterly Returns
(for periods shown in the bar chart)

Highest (2Q 2009)	17.28%
Lowest (4Q 2008)	-14.04%

Average Annual Total Returns (for periods ended 12/31/10)

The table below illustrates the changes in the fund’s yearly performance and shows how the fund’s average returns for one year, ve years, ten years, and since fund inception, which reflect the deduction of entry and exit fees from a member’s account, compared with selected benchmarks. Past performance is not necessarily an indication of how the fund will perform in the future.

	One Year	Five Years	Ten Years	Since Inception (3/31/95)
TIFF Multi-Asset Fund	12.06%	7.16%	7.57%	8.47%
Benchmark Returns
MSCI All Country World Index (does not reflect fees, expenses or taxes)	12.67%	3.44%	3.20%	6.61%
Consumer Price Index (“CPI”) + 5% per annum (does not reflect fees, expenses or taxes)	6.56%	7.28%	7.44%	7.48%
Multi-Asset Fund Constructed Index* (does not reflect taxes)	11.37%	5.39%	6.03%	7.96%
*	Performance of the Multi-Asset Fund Constructed Index generated after June 30, 2009, is reduced by 0.20% per annum, prorated monthly, which reflects an estimate of the costs of investing in the Constructed Index’s segments. The performance of the Multi-Asset Fund Constructed Index would increase in the absence of a 0.20% reduction.

5

TIFF Multi-Asset Fund Summary

Portfolio Management

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since
TIFF Advisory Services, Inc.	John Thorndike	Deputy Chief Investment Officer, Marketable Investments	2007
Purchase and Sale Information

Purchases may be made on any business day. The minimum initial investment is $1,000,000. The minimum for subsequent purchases is $10,000.

Full and fractional shares may be redeemed on any business day upon a member’s request via phone (1-610-684-8200) or fax (1-610-684-8210), by providing the fund name, the dollar or share amount to be redeemed, gross or net of exit fees, the account to which the proceeds should be wired (as designated on the account application), the member’s name, and the member’s account number. Notification of redemption provided other than by phone or fax may not be accepted and, if accepted, may result in a processing delay.

Tax Information

Because members of the TIP funds are typically tax-exempt organizations, in general, they are not subject to federal income taxation on distributions from the funds or on sales or exchanges of shares of the funds.

6

TIFF International Equity Fund Summary

The fund is closed to new members and to additional investments from current members (other than reinvestments of dividends and distributions).

Investment Objective

The fund’s investment objective is to attain appreciation of principal that at least offsets ination.

The fund’s performance objective (which is non-fundamental) is to achieve a total return (price appreciation plus dividends) that, over a majority of market cycles, exceeds the total return (net of withholding taxes) of the Morgan Stanley Capital International (“MSCI”) All Country World Index ex US by 1%, net of expenses, on an annualized basis.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The “Redemption Fees” shown in this table are referred to as “exit fees” elsewhere in this prospectus.

Shareholder Fees (fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.75%
Redemption Fees (as a percentage of amount redeemed)	0.75%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.63%
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.72%
Total Annual Fund Operating Expenses [a]	1.60%
[a]	Total annual fund operating expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.
Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$313	$658	$1,027	$2,065

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$236	$576	$939	$1,961

7

TIFF International Equity Fund Summary

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for members that are subject to income or excise taxes. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

As a “multi-manager” fund, in addition to the fund’s investment advisor, TIFF Advisory Services, Inc. (“TAS”), the fund engages independent money managers to manage a portion of the fund’s assets. The fund also invests a portion of its assets in other investment funds (referred to in this prospectus as “acquired funds”), such as exchange-traded funds, open-end mutual funds, and private investment funds, subject to the limits of the Investment Company Act of 1940, as amended, and any related rules, regulations or exemptions, and the fund’s policy limiting investments in illiquid securities to no more than 15% of net assets. Allocations to money managers and acquired funds may change from time to time.

The fund focuses on common stocks of non-US issuers. The fund generally invests in developed markets but may also invest in emerging markets. Exposure to emerging markets will normally be within a range equal to the percentage of emerging markets exposure represented in the fund’s benchmark, MSCI All Country World Index ex US, plus or minus 15%, subject to a minimum exposure to emerging markets of 0% of the fund’s assets. The fund invests in companies of all sizes and may invest a significant portion of its assets in smaller companies. The fund does not concentrate in any one sector. The fund may invest a significant portion of its assets in synthetic and derivative instruments, such as futures, options, and swaps, in order to gain or hedge exposure to the fund’s performance benchmark or one or more segments of the benchmark, including currency exposures. Generally, these investments are designed to complement the fund’s other holdings, thereby adjusting the fund’s overall exposure toward the levels desired by TAS.

The fund will generally invest in common stocks (including ADRs, GDRs, and other depositary receipts), securities of acquired funds, securities of US companies that derive more than 50% of revenues from foreign operations, futures contracts, total-return swap contracts, repurchase agreements, and forward foreign currency exchange contracts. Ordinarily, at least 80% of the fund’s net assets will be invested in equity securities and at least 65% of the fund’s assets will be invested in foreign equities, most of which are not denominated in US dollars.

Principal Investment Risks

As with all investments, there are certain risks of investing in the fund, and you could lose money on an investment in the fund. Fluctuations in the market value of the securities held in the fund’s portfolio could cause members’ shares, when redeemed, to be worth more or less than their original cost. The principal risks associated with the fund’s primary investment policies and strategies are summarized below.

Acquired Funds Risk.  As an investor in an acquired fund, the fund will bear its ratable share of expenses, including advisory and administration fees, of the acquired fund. Acquired funds that are private investment funds are generally exempt from registration under the federal and state securities laws and, therefore, investors in such private funds, including the fund, may not benefit from the protections afforded by those laws. Investments by the fund in a private investment fund are not subject to the limitations imposed under the Investment Company Act of 1940 on shares held by a mutual fund in other registered investment companies. Interests in private investment funds are generally illiquid and, if so, will be subject to the fund’s 15% limitation on illiquid securities.

8

TIFF International Equity Fund Summary

Credit Risk.  The counterparty to an over-the-counter derivatives contract or other obligation may default or otherwise become unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Currency Risk.  A decline in the value of a foreign currency relative to the US dollar will reduce the value of securities denominated in that currency.

Derivatives Risk.  Futures, options, swaps, and forward foreign currency exchange contracts are forms of derivatives. The performance of derivative instruments depends largely on the performance of an underlying currency, security, index or commodity and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs, may be volatile and illiquid, and may involve a small initial investment relative to the risk assumed. When used for hedging, the change in value of the derivative may not correlate specifically with the investment or other risk being hedged.

Foreign and Emerging Markets Risk.  Securities issued by foreign entities may involve risks not associated with US investments. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer, and foreign issuers may not be subject to legal, accounting, auditing, and nancial reporting standards and requirements comparable to those of US issuers. These risks are intensified in the case of investments in emerging market countries, whose political, legal, economic, and social systems supporting their securities markets tend to be less developed and less stable than those of more developed nations.

Leveraging Risk.  Certain transactions may give rise to a form of leverage and certain of the acquired funds use leverage on a regular basis. Leverage, including borrowing, may cause the fund to be more volatile than if the fund had not been leveraged. The use of derivatives may also create leveraging risk. To limit such leveraging risk, the fund observes asset segregation requirements to cover its obligations under derivative instruments.

Liquidity Risk.  Certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. The acquired funds and certain other instruments in which the fund invests are illiquid due to restrictions on transfer, the lack of a trading market, or for other reasons.

Market Risk.  The market value of a security may increase or decrease over time. Market risk may affect a single issue, an entire industry or the market as a whole. Securities markets may from time to time experience short term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the prices of securities held by the fund.

Multi-Manager Risk.  Multi-manager risk is the risk that TAS may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.

Smaller Company Risk.  The stocks of small or medium-sized companies may be more susceptible to market downturns and their prices may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell (liquidity risk).

9

TIFF International Equity Fund Summary

Fund Performance

The chart below is intended to show the risks of investing in the fund by showing changes in the fund’s performance from year to year. Calendar year total returns in the bar chart below include the entry and exit fees received by the fund; however, they do not reflect the deduction of such fees from a member’s account. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees incurred. The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance information is available online at www.tiff.org.

Calendar Year Total Returns

Highest and Lowest Quarterly Returns
(for periods shown in the bar chart)

Highest (2Q 2009)	26.48%
Lowest (4Q 2008)	-21.36%

Average Annual Total Returns (for periods ended 12/31/10)

The table below illustrates the changes in the fund’s yearly performance and shows how the fund’s average returns for one year, ve years, ten years and since fund inception, which reflect the deduction of entry and exit fees from a member’s account, compared with a selected benchmark. Past performance is not necessarily an indication of how the fund will perform in the future.

	One Year	Five Years	Ten Years	Since Inception (5/31/94)
TIFF International Equity Fund	11.23%	5.65%	6.73%	7.09%
Benchmark Returns
MSCI All Country World Index ex US (does not reflect fees, expenses or taxes)	11.15%	4.82%	5.54%	6.00%

10

TIFF International Equity Fund Summary

Portfolio Management

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since
TIFF Advisory Services, Inc.	John Thorndike	Deputy Chief Investment Officer, Marketable Investments	2007

Money Manager	Portfolio Manager	Title	Has Managed Fund Assets Since
Marathon Asset Management, LLP	Jeremy J. Hosking	Director	1994
	Neil Ostrer	Director	1994
	William Arah	Director	1994
	Charles Carter	Portfolio Manager	2007
	Nick Longhurst	Portfolio Manager	2010
Mission Value Partners, LLC	Andrew McDermott	President	2010
	Kouji Yamada	Research Director	2010
Mondrian Investment Partners Limited	Hamish O. Parker	Director	1994
	Elizabeth A. Desmond	Director, Chief Investment Officer-International Equities	2003
Purchase and Sale Information

The fund is closed to new members and to additional investments from current members (other than reinvestments of dividends and distributions).

Full and fractional shares may be redeemed on any business day upon a member’s request via phone (1-610-684-8200) or fax (1-610-684-8210), by providing the fund name, the dollar or share amount to be redeemed, gross or net of exit fees, the account to which the proceeds should be wired (as designated on the account application), the member’s name, and the member’s account number. Notification of redemption provided other than by phone or fax may not be accepted and, if accepted, may result in a processing delay.

Tax Information

Because members of the TIP funds are typically tax-exempt organizations, in general, they are not subject to federal income taxation on distributions from the funds or on sales or exchanges of shares of the funds.

11

TIFF US Equity Fund Summary

The fund is closed to new members and to additional investments from current members (other than reinvestments of dividends and distributions).

Investment Objective

The fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset ination.

The fund’s performance objective (which is non-fundamental) is to achieve a total return (price appreciation plus dividends) that, over a majority of market cycles, exceeds the total return of the Wilshire 5000 Total Market Index by 1%, net of expenses, on an annualized basis.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The “Redemption Fees” shown in this table are referred to as “exit fees” elsewhere in this prospectus.

Shareholder Fees (fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.25%
Redemption Fees (as a percentage of amount redeemed)	0.25%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.46%
Other Expenses	0.22%
Acquired Fund Fees and Expenses	0.41%
Total Annual Fund Operating Expenses [a]	1.09%
[a]	Total annual fund operating expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.
Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$399	$655	$1,387

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$136	$371	$624	$1,350

12

TIFF US Equity Fund Summary

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for members that are subject to income or excise taxes. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

As a “multi-manager” fund, in addition to the fund’s investment advisor, TIFF Advisory Services, Inc. (“TAS”), the fund engages independent money managers to manage a portion of the fund’s assets. The fund also invests a portion of its assets in other investment funds (referred to in this prospectus as “acquired funds”), such as exchange-traded funds, open-end mutual funds and private investment funds, subject to the limits of the Investment Company Act of 1940, as amended, and any related rules, regulations or exemptions, and the fund’s policy limiting investments in illiquid securities to no more than 15% of net assets. Allocations to money managers and acquired funds may change from time to time.

The fund pursues its objective by investing in a diversied portfolio of US equity securities in order to achieve broad exposure to all market sectors and to companies of all sizes. The fund invests primarily in common stocks and securities of acquired funds. The fund may invest a signicant portion of its assets in synthetic and derivative instruments, such as futures, options, and swaps, in order to gain or hedge exposure to the fund’s performance benchmark or one or more segments of the benchmark. Generally, these investments are designed to complement the fund’s other holdings, thereby adjusting the fund’s overall exposures toward the levels desired by TAS. Ordinarily, the fund invests at least 80% of its net assets in US equity securities. The fund may also invest a signicant portion of its assets in smaller companies.

Principal Investment Risks

As with all investments, there are certain risks of investing in the fund, and you could lose money on an investment in the fund. Fluctuations in the market value of the securities held in the fund’s portfolio could cause members’ shares, when redeemed, to be worth more or less than their original cost. The principal risks associated with the fund’s primary investment policies and strategies are summarized below.

Acquired Funds Risk.  As an investor in an acquired fund, the fund will bear its ratable share of expenses, including advisory and administration fees, of the acquired fund. Acquired funds that are private investment funds are generally exempt from registration under the federal and state securities laws and, therefore, investors in such private funds, including the fund, may not benefit from the protections afforded by those laws. Investments by the fund in a private investment fund are not subject to the limitations imposed under the Investment Company Act of 1940 on shares held by a mutual fund in other registered investment companies. Interests in private investment funds are generally illiquid and, if so, will be subject to the fund’s 15% limitation on illiquid securities.

Credit Risk.  The counterparty to an over-the-counter derivatives contract or other obligation may default or otherwise become unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Derivatives Risk.  Futures, options, swaps, and forward foreign currency exchange contracts are forms of derivatives. The performance of derivative instruments depends largely on the performance of an underlying currency, security, index or commodity and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs, may be volatile and illiquid, and may involve a small initial investment relative to the risk assumed. When used for hedging, the change in value of the derivative may not correlate specifically with the investment or other risk being hedged.

13

TIFF US Equity Fund Summary

Leveraging Risk.  Certain transactions may give rise to a form of leverage and the acquired funds may use leverage on a regular basis. Leverage, including borrowing, may cause the fund to be more volatile than if the fund had not been leveraged. The use of derivatives may also create leveraging risk. To limit such leveraging risk, the fund observes asset segregation requirements to cover its obligations under derivative instruments.

Liquidity Risk.  Certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. The acquired funds and certain other instruments in which the fund invests are illiquid due to restrictions on transfer, the lack of a trading market, or for other reasons.

Market Risk.  The market value of a security may increase or decrease over time. Market risk may affect a single issue, an entire industry or the market as a whole. Securities markets may from time to time experience short term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the prices of securities held by the fund.

Multi-Manager Risk.  Multi-manager risk is the risk that TAS may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.

Smaller Company Risk.  The stocks of small or medium-sized companies may be more susceptible to market downturns and their prices may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell (liquidity risk).

Fund Performance

The chart below is intended to show the risks of investing in the fund by showing changes in the fund’s performance from year to year. Calendar year total returns in the bar chart below include the entry and exit fees received by the fund; however, they do not reflect the deduction of such fees from a member’s account. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees incurred. The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance information is available online at www.tiff.org.

Calendar Year Total Returns

Highest and Lowest Quarterly Returns
(for periods shown in the bar chart)

Highest (2Q 2009)	18.16%
Lowest (4Q 2008)	-21.96%

14

TIFF US Equity Fund Summary

Average Annual Total Returns (for periods ended 12/31/10)

The table below illustrates the changes in the fund’s yearly performance and shows how the fund’s average returns for one year, ve years, ten years and since fund inception, which reflect the deduction of entry and exit fees from a member’s account, compared with a selected benchmark. Past performance is not necessarily an indication of how the fund will perform in the future.

	One Year	Five Years	Ten Years	Since Inception (5/31/94)
TIFF US Equity Fund	13.96%	3.14%	3.50%	8.97%
Benchmark Returns
Wilshire 5000 Total Market Index (does not reflect fees, expenses or taxes)	17.87%	3.21%	2.66%	8.57%
Portfolio Management

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since
TIFF Advisory Services, Inc.	John Thorndike	Deputy Chief Investment Officer, Marketable Investments	2007

Money Manager	Portfolio Manager	Title	Has Managed Fund Assets Since
Aronson+Johnson+Ortiz, LP	Theodore R. Aronson	Managing Principal	1998
	Martha E. Ortiz	Principal	1998
	Gina Marie N. Moore	Principal	1998
	R. Brian Wenzinger	Principal	2006
	Christopher J.W. Whitehead	Principal	2003
Shapiro Capital Management LLC	Samuel R. Shapiro	Chairman, CIO	1997
	Michael A. McCarthy	Director of Research	1997
	Louis S. Shapiro	President, CCO	1997
Westport Asset Management, Inc.	Andrew J. Knuth	Chairman, CIO, Portfolio Manager	1994
	Edmund H. Nicklin, Jr.	Executive Vice President, Portfolio Manager	1997
Purchase and Sale Information

The fund is closed to new members and to additional investments from current members (other than reinvestment of dividends and distributions).

Full and fractional shares may be redeemed on any business day upon a member’s request via phone (1-610-684-8200) or fax (1-610-684-8210), by providing the fund name, the dollar or share amount to be redeemed, gross or net of exit fees, the account to which the proceeds should be wired (as designated on the account application), the member’s name, and the member’s account number. Notification of redemption provided other than by phone or fax may not be accepted and, if accepted, may result in a processing delay.

15

TIFF US Equity Fund Summary

Tax Information

Because members of the TIP funds are typically tax-exempt organizations, in general, they are not subject to federal income taxation on distributions from the funds or on sales or exchanges of shares of the funds.

16

TIFF Short-Term Fund Summary

Investment Objective

The fund’s investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in US 6-month Treasury bills.

The fund’s performance objective (which is non-fundamental) is, over a majority of market cycles, to track as closely as possible, gross of fees and expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index and, net of fees and expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index minus 50 basis points.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The “Redemption Fees” shown in this table are referred to as “exit fees” elsewhere in this prospectus.

Shareholder Fees (fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	None
Redemption Fees (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.03%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.16%
Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$52	$90	$205
Portfolio Turnover

The fund pays transaction costs, such as a spread, when it buys and sells securities (or “turns over” its portfolio). Because the fund holds primarily securities with maturities at the time of acquisition of one year or less, and such securities are excluded from the definition of portfolio turnover, during the most recent fiscal year, the fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The fund invests principally in securities issued by the US Government, its agencies, or its instrumentalities. The fund’s duration generally will not differ from the benchmark’s duration by more than three months. The investment advisor, TIFF Advisory Services, Inc. (“TAS”), focuses on duration, maturity, relative valuations, and security selection. Typically, the average credit quality of the fund’s portfolio is equivalent to a AAA rating by Standard & Poor’s Corporation, which may include unrated obligations that are deemed to be of equivalent quality.

17

TIFF Short-Term Fund Summary

Principal Investment Risks

As with all investments, there are certain risks of investing in the fund, and you could lose money on an investment in the fund. Fluctuations in the market value of the securities held in the fund’s portfolio could cause members’ shares, when redeemed, to be worth more or less than their original cost. The principal risks associated with the fund’s primary investment policies and strategies are summarized below.

Credit Risk.  An issuer or guarantor of a debt obligation or other obligation may default or otherwise become unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Interest Rate Risk.  Bond prices typically uctuate due to changing interest rates and generally vary inversely with market interest rates. Duration reects the expected life of a bond and provides one measure of the sensitivity of a bond’s price to changing interest rates. For a given change in interest rates, longer duration bonds usually uctuate more in price than shorter duration bonds. In addition, falling interest rates may cause the fund’s interest income to decline.

Market Risk.  The market value of a security may increase or decrease over time. Market risk may affect a single issue, an entire industry or the market as a whole.

Fund Performance

The chart below is intended to show the risks of investing in the fund by showing changes in the fund’s performance from year to year. The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance information is available online at www.tiff.org.

Calendar Year Total Returns

Highest and Lowest Quarterly Returns
(for periods shown in the bar chart)

Highest (1Q 2001)	1.71%
Lowest (4Q 2010)	0.00%

18

TIFF Short-Term Fund Summary

Average Annual Total Returns (for periods ended 12/31/10)

The table below illustrates the changes in the fund’s yearly performance and shows how the fund’s average returns for one year, ve years, ten years and since fund inception compare with selected benchmarks. Past performance is not necessarily an indication of how the fund will perform in the future.

	One Year	Five Years	Ten Years	Since Inception (5/31/94)
TIFF Short-Term Fund	0.03%	2.57%	2.49%	3.76%
Benchmark Returns
BofA Merrill Lynch US 6-Month Treasury Bill Index (does not reflect fees, expenses or taxes)	0.37%	2.97%	2.78%	3.89%
BofA Merrill Lynch US 6-Month Treasury Bill Index minus 50 basis points (does not reflect taxes)	-0.14%	2.46%	2.27%	3.38%
Portfolio Management

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since
TIFF Advisory Services, Inc.	John Thorndike	Deputy Chief Investment Officer, Marketable Investments	2007
Purchase and Sale Information

Purchases may be made on any business day. The minimum initial investment is $50,000. The minimum for subsequent purchases is $5,000.

Full and fractional shares may be redeemed on any business day upon a member’s request via phone (1-610-684-8200) or fax (1-610-684-8210), by providing the fund name, the dollar or share amount to be redeemed, the account to which the proceeds should be wired (as designated on the account application), the member’s name, and the member’s account number. Notification of redemption provided other than by phone or fax may not be accepted and, if accepted, may result in a processing delay.

Tax Information

Because members of the TIP funds are typically tax-exempt organizations, in general, they are not subject to federal income taxation on distributions from the funds or on sales or exchanges of shares of the funds.

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TIFF Investment Program Prospectus

Overview of TIP

TIFF Advisory Services, Inc. (“TAS”) is the investment advisor to each TIP fund. The Multi-Asset, International Equity, and US Equity Funds operate primarily on a “multi-manager” basis. With respect to these funds, TAS seeks to achieve each fund’s investment and performance objectives primarily by selecting independent money managers for each fund, allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the funds’ performance, managing directly a portion of each fund’s portfolio, and employing certain risk management or other techniques designed to enhance returns. Each money manager is responsible for the day-to-day investment decisions for that portion of a fund’s assets allocated to such money manager. Each money manager specializes in a particular market or utilizes a particular investment style. For these three funds, a substantial portion of the fund’s assets may be invested in futures contracts and other derivative instruments, duration investments, and other securities and nancial instruments, in accordance with each fund’s investment objective, policies, and restrictions. With respect to the Short-Term Fund, TAS is responsible for the day-to-day management of the fund’s assets.

In addition to investing directly in individual securities selected by the money managers or TAS, the Multi-Asset, International Equity and US Equity Funds invest a portion of their assets in other investment funds (referred to in this prospectus as “acquired funds”) selected by TAS. An acquired fund is a fund of collectively managed assets in which there are other investors in addition to the TIP funds. Typically, the acquired funds provide the TIP funds with access to money managers from which separate account management is not available to, or may be undesirable for, TIP. The acquired funds have obligations to the TIP funds as interest holders in the acquired funds rather than as separate account clients. Acquired funds may include exchange-traded funds or open-end mutual funds, but a substantial portion of the acquired funds are private investment vehicles that are not registered under any federal or state securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”). The acquired funds pay management fees to the acquired fund managers, typically a base fee and a performance-based incentive fee. The approximate fees and expenses indirectly incurred by a TIP fund as a result of the fund’s investments in acquired funds appear as Acquired Fund Fees and Expenses under the section Fees and Expenses for each fund appearing earlier in this prospectus. The total expenses attributable to the acquired funds, which are reected as a reduction in the acquired funds’ gross returns, may differ signicantly from period to period due to the variability of incentive fees.

There is no guarantee that a TIP fund will achieve its investment or performance objective or that a fund’s assets will not decline in value. Like all mutual funds, the TIP funds are each subject to two basic risks: market risk, which is the risk that the value of securities held by a fund may decline due to general market and economic conditions; and management risk, which is the risk that investment strategies used by the fund and specic securities held by the fund may not perform as well as the market as a whole.

The TIP funds that operate primarily on a multi-manager basis are subject to “multi-manager” risk, described earlier in this prospectus. In addition, because each money manager directs the trading for its own portion of a fund and does not aggregate its transactions with those of the other money managers, a fund may incur higher brokerage costs than would be the case if a single money manager were managing the fund.

Please see the Statement of Additional Information (“SAI”) for a description of TIP’s policies and procedures with respect to the disclosure of information about the funds’ portfolio securities. You can obtain the SAI by calling TIFF at 800-984-0084 to request a copy. The SAI can also be found on TIFF’s website at www.tiff.org.

20

TIFF Investment Program Prospectus

Additional Investment Strategies and Risks

Each fund’s principal investment strategies and risks are summarized earlier in this prospectus. The funds may use other strategies and invest in other securities and are subject to additional risks and restrictions that are further described below and in the SAI.

Fundamental Policies.  The investment objective for each fund and certain investment policies and restrictions designated in this prospectus or in the SAI as “fundamental” may be changed only by a vote of a majority of the outstanding votes (as provided by the 1940 Act) of the fund’s members. Other investment policies and restrictions may be changed by the TIP Board without member approval. There can be no assurance that a fund will attain its investment objective.

Performance Goals.  Performance objectives or benchmarks are not fundamental and may be changed without member approval upon notice to members. A fund’s performance benchmark serves to monitor its success over a full market cycle. The performance of each fund, both on an absolute basis and when compared to its specied benchmark(s), can be expected to vary from year to year. The funds attempt to attain their performance goals over a combination of rising and falling markets, not during a single rising or falling market or a dened time period (such as one year).

TIFF Multi-Asset Fund

Performance Objective and Benchmarks.  TIFF Multi-Asset Fund seeks to achieve a total return (price appreciation plus dividends and interest income) net of expenses that, over a majority of market cycles, exceeds ination, as measured by the Consumer Price Index (“CPI”), plus 5% per annum. TAS considers the primary benchmark of the fund to be CPI + 5%.

At the fund’s inception on March 31, 1995, TAS staff, in consultation with the boards of TAS and TIP, created the Multi-Asset Fund Constructed Index. The Constructed Index is a blended index composed of asset segments, weighted according to policy norms, with each segment assigned a passive market index that TAS believes is an appropriate benchmark for such segment. The current composition of the Constructed Index is presented earlier in this prospectus. TAS has changed the composition of the Constructed Index over time, including changes to the Constructed Index’s policy norms (or weights), asset segments, and segment benchmarks. TAS’s ongoing review of the Constructed Index may cause TAS to make additional changes to any or all of it components in the future. TAS may change the Constructed Index for various reasons, including but not limited to the emergence of a new asset segment, the alteration of the fundamental characteristics of an existing asset segment, or significant changes in market prices of one or more asset segments that impact TAS’s expectations for long-term returns and risks associated with such segments. Historical performance for the Constructed Index is not adjusted when the composition of the Constructed Index changes. Therefore, past performance reflects the allocations, segment weights, and segment benchmarks in place at the time the performance was generated. Performance of the Constructed Index generated after June 30, 2009 is reduced by 0.20% per annum, prorated monthly.

The Morgan Stanley Capital International (“MSCI”) All Country World Index is presented as a benchmark for the fund in this prospectus and in the fund’s annual report to comply with SEC regulations. While the MSCI All Country World Index is 100% stocks, Multi-Asset Fund normally comprises multiple asset classes. The MSCI All Country World Index is a free oat-adjusted market capitalization weighted index that is designed to measure equity market performance of developed and emerging markets. MSCI All Country World Index returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000, and net of foreign withholding taxes thereafter.

Managed Distribution Policy.  In order to help Multi-Asset Fund members meet their spending needs, including any applicable payout requirements, without having to redeem shares (and thereby incur exit fees), the fund has adopted a managed distribution policy. As described under Dividends and Distributions — Intended Distribution Schedule, the fund typically distributes income quarterly and capital gains at least once per year. The amount of income and capital gains actually distributed varies because such distributions are based on the amount of income and capital gains, if any, actually earned by the fund. Under the managed distribution policy, if the amount of income and capital gains distributed in any given year is less than approximately 5% of the fund’s net assets, the fund will undertake, on a best efforts basis, to distribute an additional amount, such that the fund’s total distributions for the year approximate 5% of the fund’s net

21

TIFF Investment Program Prospectus

assets. All or part of such additional amount, if any, may be distributed with the nal scheduled quarterly distribution of the year, as part of a regularly scheduled quarterly distribution, or at such other time as the fund may from time to time determine, and will likely be treated as a return of capital. If the total amount of income and capital gains distributed for any given year is equal to or exceeds approximately 5% of the fund’s net assets, it will not be necessary under the managed distribution policy for the fund to distribute any additional amounts. Distributions made during the year are based on estimates and information reasonably available to the fund at the time of the distribution. The actual amount of the fund’s distributions as a percentage of net assets and the character of such distributions cannot be determined until after the end of the fund’s scal year.

Money Managers and Their Strategies

Aronson+Johnson+Ortiz, LP  takes a value-oriented approach to US equities, focusing on securities of well-managed companies with quality cash prots, relatively low market valuations, and positive price and earnings momentum. The manager selects securities from among the 500 largest capitalization stocks and creates portfolios of such issues, optimized to diversify multifaceted risks.

Brookfield Investment Management Inc.  (“BIM”) serves as a money manager to Multi-Asset Fund. BIM has entered into a sub-advisory agreement with its affiliate, AMP Capital Brookfield (US) LLC (“ACB US”) (the “Sub-Advisory Agreement”), to provide services for Multi-Asset Fund. Subject to the supervision of BIM, ACB US invests in a concentrated portfolio of real estate-oriented stocks and other instruments that provide exposure to the global real estate sector in which it combines attractively priced “core” real estate securities with a mix of fundamentally solid but under-followed, out-of-favor, or out-of-cycle REITs that trade at a discount to underlying net asset value. BIM’s strategy includes both long and short positions and the use of swaps and other derivatives, and may include the use of real estate-related debt securities, including convertible bonds.

Marathon Asset Management, LLP  takes a qualitative approach to bottom-up global security selection. The manager focuses on variables under the control of companies rather than on the economic environment. At the industry level, the manager monitors the competitive environment, focusing on those industries marked by consolidation and a declining number of competitors. At the company level, the manager performs fundamental research to evaluate specic strategies within the industry. At the country level, priority is given to monetary conditions rather than economic growth.

Mission Value Partners, LLC  manages a concentrated portfolio consisting primarily of Japan-related public equities that are believed to be undervalued or out-of-favor at the time of purchase but offer growth opportunities over the long-term. The manager tends to favor smaller-capitalization companies that focus on Japanese markets, that return significant capital to shareholders through dividends and share repurchases, or that are beneficiaries of industry consolidation. The manager selects investments based on a company’s business, people, and price using fundamental valuation measures supported by the manager’s qualitative research.

Mondrian Investment Partners Limited  takes a value-oriented approach to global equity investments. The manager identies attractive stocks using a dividend discount method (valuing future income streams adjusted for ination) across all countries, sectors, and industries. In order to assess dividend income streams, the manager employs fundamental company analysis. The same real return methodology is used to identify attractive investments across all markets. The manager may engage in currency hedging as a defensive strategy.

Shapiro Capital Management LLC  emphasizes bottom-up stock selection. Investment candidates must compete in an industry that is easily understood. The manager seeks to identify companies with superior economic characteristics, including a high return on assets, sizable cash ow, signicant barriers to entry, and products unlikely to become obsolete.

Smith Breeden Associates, Inc.  employs active management techniques in managing US Treasury ination-linked bonds. While eschewing interest rate forecasting, the manager employs a variety of techniques, including the selection and active trading of bonds carrying the full faith and credit of the United States plus other high grade bonds and bond futures contracts. Other high grade bonds may include mortgage-backed and asset-backed securities. Smith Breeden may engage in reverse repurchase agreements and use the cash proceeds to purchase other eligible assets.

Southeastern Asset Management, Inc.  manages a global equity mandate consisting of a concentrated portfolio of primarily mid- and large-cap US and foreign companies believed to be significantly undervalued. Southeastern seeks long-term capital growth by acquiring primarily equity securities of financially strong, well-managed companies, which it sells when they approach estimated value.

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TIFF Investment Program Prospectus

TIFF Advisory Services, Inc.  primarily invests in futures contracts and other derivative instruments, duration investments, and other securities and nancial instruments, including US Treasury obligations, in accordance with the fund’s investment objective, policies, and restrictions. In doing so, TAS may be seeking to enhance returns, mitigate risks, adjust asset allocations, gain market exposure, manage cash, or otherwise pursue the fund’s performance objective. TAS also selects acquired fund investments for Multi-Asset Fund. A complete list of the fund’s holdings, including its holdings of acquired funds, is available on the TIFF website at www.tiff.org and is updated monthly.

Wellington Management Company, LLP  manages two separate investment mandates for Multi-Asset Fund: the first, a natural resource-related stock mandate for which Wellington Management utilizes moderate rotation among sectors in conjunction with a bottom-up approach to security selection, analyzing such factors as a company’s asset and management quality, internal reinvestment opportunities, investment strategy, and responsiveness to changes in the environment. The second investment mandate is a high yield bond mandate. Wellington Management selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company’s business, its strategy, and the quality of its management. Based on this analysis, the manager looks for companies whose prospects are stable or improving and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.

Westport Asset Management, Inc.  generally focuses on small capitalization companies (under $2.0 billion) with low price-to-earnings ratios. The manager seeks to buy stocks of companies whose future earnings or cash ows are expected to improve materially, over which time their stock prices are expected to appreciate substantially.

TIFF International Equity Fund

Performance Objective and Benchmark.  The fund seeks to achieve a total return (price appreciation plus dividends) that, over a majority of market cycles, exceeds the total return (net of withholding taxes) of the MSCI All Country World Index ex US by 1%, net of expenses, on an annualized basis. The MSCI All Country World Index ex US is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States. MSCI All Country World Index ex US returns include reinvested dividends, gross of withholding taxes through December 31, 2000, and net of foreign withholding taxes thereafter.

Additional Information about the Fund’s Principal Investment Strategies.  As used in this prospectus, developed markets are generally considered to be Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The fund’s allocation between developed markets and emerging markets can be expected to change with exposure to emerging markets potentially increasing or decreasing as the composition of the MSCI All Country World Index ex US changes or for other reasons.

For purposes of the fund’s policy to ordinarily invest at least 80% of its net assets in equity securities, the fund considers “equity securities” to include direct investments in equity securities (such as common and preferred stocks, securities convertible into common stocks, and interests in acquired funds) or equity-related securities, as well as investments in synthetic and derivative instruments that have similar economic characteristics to such equity securities.

Money Managers and Their Strategies

Marathon Asset Management, LLP  takes a qualitative approach to bottom-up international security selection. The manager focuses on variables under the control of companies rather than on the economic environment. At the industry level, the manager monitors the competitive environment, focusing on those industries marked by consolidation and a declining number of competitors. At the company level, the manager performs fundamental research to evaluate specic strategies within the industry. At the country level, priority is given to monetary conditions rather than economic growth.

Mission Value Partners, LLC  manages a concentrated portfolio consisting primarily of Japan-related public equities that are believed to be undervalued or out-of-favor at the time of purchase but offer growth opportunities over the long-term. The manager tends to favor smaller-capitalization companies that focus on Japanese markets, that return significant capital to shareholders through dividends and share repurchases, or that are beneficiaries of industry

23

TIFF Investment Program Prospectus

consolidation. The manager selects investments based on a company’s business, people, and price using fundamental valuation measures supported by the manager’s qualitative research.

Mondrian Investment Partners Limited  takes a value-oriented approach to international equity investments. The manager identies attractive stocks using a dividend discount method (valuing future income streams adjusted for ination) across all countries, sectors, and industries. In order to assess dividend income streams, the manager employs fundamental company analysis. The same real return methodology is used to identify attractive investments across all markets. The manager may engage in currency hedging as a defensive strategy.

TIFF Advisory Services, Inc.  primarily invests in futures contracts and other derivative instruments, duration investments, including US Treasury obligations, and other securities and nancial instruments, in accordance with the fund’s investment objective, policies, and restrictions. In doing so, TAS may be seeking to enhance returns, mitigate risks, adjust asset allocations, gain market exposure, manage cash, or otherwise pursue the fund’s performance objective. TAS also selects acquired fund investments for International Equity Fund. A complete list of the fund’s holdings, including its holdings of acquired funds, is available on the TIFF website at www.tiff.org and is updated monthly.

TIFF US Equity Fund

Performance Objective and Benchmark.  The fund seeks to achieve a total return (price appreciation plus dividends) that, over a majority of market cycles, exceeds the total return of the Wilshire 5000 Total Market Index by 1%, net of expenses, on an annualized basis. The Wilshire 5000 Total Market Index is a capitalization weighted index which consists of US equity securities with readily available price data that trade on a regular basis. The stocks in this index include the large-capitalization stocks that comprise the S&P 500 Index as well as the medium- and small-capitalization companies.

Additional Information about the Fund’s Principal Investment Strategies.  For purposes of the fund’s policy to ordinarily invest at least 80% of its net assets in US equity securities, the fund considers “equity securities” to include direct investments in equity securities (such as common and preferred stocks, securities convertible into common stocks, and interests in acquired funds) or equity-related securities, as well as investments in synthetic and derivative instruments that have similar economic characteristics to such equity securities.

Money Managers and Their Strategies

Aronson+Johnson+Ortiz, LP  takes a value-oriented approach to US equities, focusing on securities of well-managed companies with quality cash prots, relatively low market valuations, and positive price and earnings momentum. The manager selects securities from among the 500 largest capitalization stocks and creates portfolios of such issues, optimized to diversify multifaceted risks.

Shapiro Capital Management LLC  emphasizes bottom-up stock selection. Investment candidates must compete in an industry that is easily understood. The manager seeks to identify companies with superior economic characteristics, including a high return on assets, sizable cash ow, signicant barriers to entry, and products unlikely to become obsolete.

TIFF Advisory Services, Inc.  primarily invests in futures contracts, derivative instruments, duration investments, and other securities and nancial instruments, in accordance with the fund’s investment objective, policies, and restrictions. In doing so, TAS may be seeking to enhance returns, mitigate risks, adjust asset allocations, gain market exposure, manage cash, or otherwise pursue the fund’s performance objective. TAS also selects acquired fund investments for US Equity Fund. A complete list of the fund’s holdings, including its holdings of acquired funds, is available on the TIFF website at www.tiff.org and is updated monthly.

Westport Asset Management, Inc.  generally focuses on small capitalization companies (under $2.0 billion) with low price-to-earnings ratios. The manager seeks to buy stocks of companies whose future earnings or cash ows are expected to improve materially, over which time their stock prices are expected to appreciate substantially.

TIFF Short-Term Fund

Performance Objective and Benchmarks.  The fund seeks, over a majority of market cycles, to track as closely as possible, gross of fees and expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index and, net of fees and

24

TIFF Investment Program Prospectus

expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index minus 50 basis points. The BofA Merrill Lynch US 6-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The BofA Merrill Lynch US 6-Month Treasury Bill Index minus 50 basis points is a supplemental index designed to illustrate the impact of operating expenses and trading costs on Short-Term Fund’s performance. It is derived from Short-Term Fund’s primary index, the BofA Merrill Lynch US 6-Month Treasury Bill Index.

Additional Information about the Fund’s Principal Investment Strategies.  The fund may also enter into dollar roll transactions and repurchase and reverse repurchase agreements collateralized by securities issued by the US Government, its agencies, or its instrumentalities.

Other Fund Strategies

Temporary Strategies.  The funds may temporarily depart from their normal investment policies — for example, by investing substantially in cash reserves — in response to adverse market, economic, political, or other conditions as well as pending allocation to a manager or another investment opportunity, and to manage cash ows. In doing so, a fund may succeed in avoiding losses but otherwise fail to achieve its investment objective. In addition, a fund may hold cash equivalents or other short-term securities as collateral for other investments held by the fund.

Short-Term Trading.  TAS and the money managers may sell a security when they believe it is appropriate to do so and may engage in active and frequent trading. A high rate of portfolio turnover (100% or more) could increase transaction costs, which could detract from the funds’ performance.

Acquired Funds.  In order to achieve their investment objectives, the Multi-Asset, International Equity, and US Equity Funds invest in acquired funds. As an investor in an acquired fund, a fund will bear its ratable share of expenses and will be subject to its share of the management and performance fees charged by the acquired fund. The incentive fees charged by certain acquired funds may create an incentive for the manager of the acquired fund to make investments that are riskier or more speculative than those it might have made in the absence of an incentive fee. Because these fees are charged by the individual acquired fund, a particular acquired fund may pay performance fees to its manager even if the overall return of the TIP fund that invested in the acquired fund is negative. In addition, the manager of the acquired fund may face a conict of interest in valuing the acquired fund’s portfolio securities because such valuations could affect the manager’s compensation. Acquired fund fees and expenses are reected as a reduction in an acquired fund’s gross return. Additional information about acquired fund fees and expenses can be found in this prospectus under the heading Fees and Expenses of the Fund for each fund.

Convertible Securities.  The funds (excluding Short-Term Fund) may invest in convertible securities. Convertible securities are fixed income securities or preferred stock that may be converted at a stated price into a specified quantity of common stock of the same or a different issuer.

Foreign Investing.  Up to 15% of US Equity Fund’s assets may be invested in common stocks and ADRs or other depositary receipts of foreign issuers.

Mortgage-Backed and Asset-Backed Securities.  Multi-Asset Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, “pools” of residential or commercial mortgage loans. Asset-backed securities are generally debt securities which represent ownership in various forms of consumer credit receivables, such as credit card receivables or automobile loan receivables.

Preferred Stocks.  The funds (excluding Short-Term Fund) may invest in preferred stocks. Preferred stocks are generally senior to common stocks but subordinate to an issuer’s debt obligations. Preferred stocks generally carry no voting rights but have priority over common stocks in the payment of dividends and upon liquidation. Preferred stocks may be convertible into common stocks.

25

TIFF Investment Program Prospectus

Short Sales.  The funds (excluding Short-Term Fund) may engage in short sale transactions in which a fund sells a security it does not own. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. These payments are an expense to the fund and increase the fund’s expense ratio. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. Until a fund closes its short position or replaces the borrowed stock, the fund will: (1) segregate on its or its custodian’s books cash or liquid assets at such a level that the amount so segregated plus that amount deposited with the broker as collateral (but not including the short sale proceeds) will equal the current value of the stock sold short or (2) otherwise cover the fund’s short position. A fund may not acquire short positions in the securities of a single issuer whose current value exceeds 2% of the fund’s total assets. There are no limitations on the amount of the fund’s total assets engaged in short sale transactions other than the requirement to segregate assets or otherwise cover those transactions by owning offsetting positions. A fund’s investment performance will suffer if a security that it has sold short appreciates in value.

Warrants.  The funds (excluding Short-Term Fund) may invest in warrants. Warrants are a type of equity security that give the holder the right to purchase the issuer’s securities at a stated price during a stated term.

Additional Information about Risks

Below Investment Grade Risk.  Credit risk is particularly significant for debt securities that are rated below investment grade (“junk bonds”). Issuers of below investment grade debt securities are not as strong financially as those issuing securities with higher credit ratings. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. Below investment grade debt securities are predominantly speculative and may not pay interest or return principal as scheduled. If an issuer stops making interest and/or principal payments, payments on the securities may never resume and the fund could lose its investment. The prices of below investment grade debt securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a fund’s ability to sell these securities (liquidity risk). In addition, the entire below investment grade debt securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. [Multi-Asset Fund]

Commodity Risk.  Commodity-linked derivative instruments may subject a fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, oods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. [Multi-Asset Fund]

Credit Risk.  An issuer or guarantor of a debt obligation, or the counterparty to an over-the-counter derivatives contract or a repurchase or reverse repurchase agreement, may default or otherwise become unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Debt securities and other investments are subject to varying degrees of credit risk, which are often reflected in credit ratings. In the event of failure of asset-backed securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities, such as automobiles or credit card receivables, may be insufficient to support the payments on the securities. [All Funds]

Currency Risk.  A decline in the value of a foreign currency relative to the US dollar will reduce the value of securities denominated in that currency. [Multi-Asset, International Equity, and US Equity Funds]

Derivatives Risks.  Futures, options, swaps, and forward currency exchange contracts are types of derivatives. A primary risk with these investments is that their use may amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Derivatives involve other special risks, including: (1) the risk that

26

TIFF Investment Program Prospectus

interest rates, securities prices, or currency markets will not move in the direction that a money manager anticipates; (2) the potential to misprice or improperly value a position and the imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities, interest rates, or currencies; (3) the fact that skills needed to use these strategies may be different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price uctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in substantial losses to a fund (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations (including because of bankruptcy), which could leave a fund worse off than if it had not entered into the position; and (7) the inability to close out certain positions when desired.

Pursuant to an exemption from regulation by the Commodity Futures Trading Commission (“CFTC”), the TIP funds have claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. The CFTC has recently proposed amendments to the exemption on which the funds rely. Whether the proposed amendments will be adopted in their current form and the full impact of such amendments on the funds is not yet known. [Multi-Asset, International Equity, and US Equity Funds]

Emerging Markets Risk.  Risks associated with foreign investments are intensified in the case of investments in emerging market countries, whose political, legal, and economic systems tend to be less developed and less stable than those of more developed nations. Such investments are often less liquid and more volatile than securities issued by companies located in developed nations. [Multi-Asset and International Equity Funds]

Foreign Risk.  Securities issued by foreign entities may involve risks not associated with US investments. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer and foreign issuers may not be subject to legal, accounting, auditing, and financial reporting standards and requirements comparable to those of US issuers. A fund could encounter difficulties in invoking legal process abroad and in enforcing contractual obligations in certain foreign countries. Transactions in foreign securities may involve higher transaction and custody costs than investments in US securities. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce a fund’s income. [Multi-Asset, International Equity, and US Equity Funds]

Government-Sponsored Enterprises Risk.  US Government agency debt securities include instruments issued by certain instrumentalities established or sponsored by the US Government, including the Federal Home Loan Banks, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”). Although these securities are issued, in general, under the authority of an Act of Congress, the US Government is not obligated to provide nancial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the US Government. The US Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the US Government has provided nancial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the US Government will always do so or would do so yet again. [Multi-Asset and Short-Term Funds]

Interest Rate Risk.  Bond prices typically fluctuate due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond’s price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause a bond fund’s interest income to decline. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of a fund to successfully use these instruments may depend in part upon the ability of TAS or a money manager to forecast interest rates and other economic factors correctly. [Multi-Asset and Short-Term Funds]

Leveraging Risk.  Certain transactions may give rise to a form of leverage and many of the acquired funds use leverage on a regular basis. Leverage, including borrowing, may cause a fund to be more volatile than if the fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s

27

TIFF Investment Program Prospectus

securities. Therefore, a relatively small investment can have a disproportionately large impact on a fund. The use of derivatives may also create leveraging risk. To limit such leveraging risk, a fund observes asset segregation requirements to cover its obligations under derivative instruments. [Multi-Asset, International Equity, and US Equity Funds]

Liquidity Risk.  Certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. These securities include certain acquired funds, repurchase agreements and time deposits with notice or termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, unlisted over-the-counter options, and other securities that are traded in the US but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended, or for other reasons. In addition, certain mortgage-backed and asset-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. For additional information regarding risks relating to mortgage-backed and asset-backed securities, see the sections entitled Interest Rate Risk and Prepayment/Extension Risk. [Multi-Asset, International Equity, and US Equity Funds]

Management Risk.  Each fund is actively managed and could experience losses if a manager’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the fund’s portfolio prove to be incorrect. There can be no guarantee that these techniques or the manager’s investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the manager(s) in connection with managing the fund and may also adversely affect the ability of the fund to achieve its investment objective. [All Funds]

Market Risk.  The market value of securities owned by a fund will go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that a fund’s securities will participate in or otherwise benefit from the advance. [All Funds]

Prepayment/Extension Risk.  Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) earlier than expected. Prepayments often happen during periods of falling interest rates. Under these circumstances, the fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. Extension risk is the risk that during periods of rising interest rates, prepayments on such securities will drop. Under these circumstances, the value of the obligation may decrease and become more volatile and the fund will suffer from an inability to invest in higher yielding securities. [Multi-Asset Fund]

Short Sale Risk.  In a short sale transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline. If the security sold short does not decrease in value as anticipated or increases in value, the fund will lose money. It is also possible that securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. It may not always possible to close out a short position at a particular time or at an acceptable price. In addition, a lender may request the securities borrowed by a fund in connection with a short sale be returned to it on short notice, at a time when, in order to return them, the fund must buy the borrowed stock at an unfavorable price. If this occurs at a time when other short sellers of the same stock also want to close out their positions, a “short squeeze” can occur, which can further increase the risk of loss to the fund. [Multi-Asset, International Equity, and US Equity Funds]

Smaller Company Risk.  The stocks of small or medium-sized companies may be more susceptible to market downturns and their prices may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell (liquidity risk). [Multi-Asset, International Equity, and US Equity Funds]

28

TIFF Investment Program Prospectus

 Biographies of Board Members and Principal Officers

TIP	TIFF Investment Program, Inc., is comprised of a series of regulated, no-load, open-end mutual funds offered primarily to non-prot organizations.
TAS	TIFF Advisory Services, Inc., is the investment advisor of the TIP funds.
TEF	The Investment Fund for Foundations, d/b/a TIFF Education Foundation (“TEF”), is a tax-exempt, private operating foundation which seeks to enhance non-prot duciaries’ knowledge of investing.

Known colloquially as TIFF, TIP, TAS, and TEF collectively seek to improve the net investment returns of eligible organizations by making available to them a series of multi-manager investment vehicles plus resources aimed at enhancing duciaries’ knowledge of investing. TIP and TAS were organized by TEF. Although certain members of TEF’s board of directors serve as directors of TIP, TEF does not exercise control over TIP. The directors of TIP are elected by the members of the TIP funds (i.e., the shareholders) or, when permitted by law, by TIP directors.

Set forth below is biographical information regarding the board members of TIP, TAS, and TEF and principal officers of TIP. The information includes institutions with which these individuals have been associated for at least the last ve years.

Biographies of TIP Board Members

Sheryl Johns is Executive Vice President of Houston Endowment Inc., a private foundation. Ms. Johns was formerly a Manager with the accounting rm Ernst & Young. She is a Certied Management Accountant as well as a Certied Public Accountant. Ms. Johns also serves on the board of TEF.

William McCalpin was formerly the Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (“RBF”), where he was responsible for finance, investment management, information technology, communications, and grants administration. Prior to assuming his position with RBF, Mr. McCalpin was director of investments related to programs at the John D. and Catherine T. MacArthur Foundation in Chicago. Mr. McCalpin was a founding director of TIFF. He is the Chair of the Board of Trustees of the Janus Funds and serves as a director of the F.B. Heron Foundation and as managing director of Holos Consulting LLC. Mr. McCalpin currently serves as Chair of the TIP Board.

N.P. “Narv” Narvekar is President and CEO of The Columbia Investment Management Co., which manages Columbia University’s endowment. He was formerly Managing Director of Investments at the University of Pennsylvania and a Managing Director at J.P. Morgan, where he focused on equity derivatives and private placements. Mr. Narvekar is a trustee of The Chapin School.

Biographies of TAS Board Members

In addition to Messrs. Flannery and Lebowitz, whose biographies appear below, the following individuals are members of the TAS Board:

Seth Alexander is President of MIT Investment Management Company in Cambridge, Massachusetts. He was formerly a Director at the Yale Investments Office. He is a CFA charterholder.

Collette Chilton is Chief Investment Officer of Williams College. She was formerly CIO of the Lucent Technologies Inc. pension fund and of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts. Prior to these posts, she worked at First National Bank of Boston and Citicorp Investment Bank. She is a member of the investment committees of Dartmouth College and The Edna McConnell Clark Foundation and serves on the board of the Center for Private Equity and Entrepreneurship at The Tuck School of Business at Dartmouth.

Mark Kritzman is President and CEO of Windham Capital Management where he is responsible for managing research activities and investment advisory services. He is also Research Director of the CFA Institute’s Research Foundation, and he teaches a graduate course in nancial engineering at MIT’s Sloan School of Management.

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TIFF Investment Program Prospectus

Richard Lindsey is Chief Executive Officer of the Callcott Group LLC, a New York-based consulting firm specializing in risk management and portfolio allocation. He is also Chairman of the International Association of Financial Engineers and serves as the Independent Director for the Options Clearing Corporation. Previously, he was a finance professor at Yale University, Chief Economist and Director of Market Regulation at the Securities and Exchange Commission, and, until December 2006, President of Bear, Stearns Securities Corp.

Erik Lundberg is Chief Investment Officer at the University of Michigan. He was formerly a corporate investment strategist, overseeing pension and other plan assets. He is a CFA charterholder.

Biographies of TEF Board Members

In addition to Ms. Johns, the following individuals are members of the TEF Board:

John Craig is Executive Vice President and Chief Operating Officer of The Commonwealth Fund. He also serves as Chairman of the Nonprot Coordinating Committee of New York City and on the boards of the Greenwall Foundation, the International Women’s Health Coalition, and the National Center on Philanthropy and the Law.

William McLean is Vice President and Chief Investment Officer of Northwestern University. He was formerly a Senior Managing Director of asset and investment management of the John D. and Catherine T. MacArthur Foundation and an investment officer at The Duke Endowment. He serves on the Investment Committees of the Mayo Clinic and the National Collegiate Athletic Association.

David Salem  is Managing Partner and Chief Investment Officer of The Windhorse Group, an investment firm serving high net worth individuals with multiple offices in the US. He joined TIFF as its founding President and Chief Investment Officer in January 1993 and served in these capacities through August 2010. Previously, Mr. Salem was a partner in the Boston-based money management firm GMO. He currently serves as President and a Director of the TEF, a trustee of Middlebury College, and a member of the investment committee of The Atlantic Philanthropies.

Biographies of Principal Officers

Richard J. Flannery serves as a Director and the Chief Executive Officer of TAS, with overall responsibility for all of its activities. He also serves as TIP’s President and Chief Executive Officer. Prior to joining TIFF, Mr. Flannery was Executive Vice President of the global money management rm Delaware Investments. During his 14-year tenure at Delaware Investments, he supervised multiple departments in the rm and played a key role in the rm’s transition from a domestic to a global investment management rm. Mr. Flannery serves on the board of Mercy Investment Services, Inc., and on the board of The Nelson Foundation.

Laurence H. Lebowitz  is President and Chief Investment Officer of TAS. He is also Chief Investment Officer of TIP. He was formerly Chairman and Managing Director of the multi-strategy investment firm HBK Capital Management. He serves on the investment committee of The Roxbury Latin School, on the board and investment committee of the Southwestern Medical Foundation, and is a trustee of the Greenhill School in Dallas.

Tina M. Leiter serves as Secretary and Deputy Compliance Officer of TAS, and Secretary of TIP and TEF. She was formerly Chief Compliance Officer of TAS. Her prior experience includes eight years at Merrill Lynch, where she assisted with operations and account maintenance.

Dawn I. Lezon serves as Vice President and Treasurer of TAS and Treasurer and Chief Financial Officer of TIP. Prior to joining TIFF, Ms. Lezon was a partner of the public accounting rm Crane, Tonelli, Rosenberg & Co., LLP.

Kelly A. Lundstrom serves as Vice President of TAS and TIP. Ms. Lundstrom’s prior experience includes three years of investment operations consulting and 11 years in investment operations at Howard Hughes Medical Institute.

Richelle S. Maestro is Vice President and General Counsel of TAS as well as Vice President and Chief Legal Officer of TIP. Prior to joining TAS, Ms. Maestro was Executive Vice President and General Counsel of Delaware Investments, where she had responsibility for all legal and compliance matters.

Christian A. Szautner is Vice President and Chief Compliance Officer of TAS and Chief Compliance Officer of TIP. He was formerly a partner at the law rm of Ballard Spahr Andrews & Ingersoll, LLP, since 2005, and prior thereto was an associate at the same rm.

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TIFF Investment Program Prospectus

The Advisor

TIFF Advisory Services, Inc., with principal offices at Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428, serves as the advisor to the TIP funds. TAS was formed to facilitate investment by non-prot organizations in stocks, securities, and other assets. A discussion regarding the basis for the TIP Board’s approving the advisory agreement with TAS is available in the funds’ most recent semi-annual report to members for the period ended June 30.

Advisory Agreement.  Pursuant to an investment advisory agreement with TIP on behalf of each fund, TAS manages the investment program of each fund. TAS is responsible for money manager selection and supervision. TAS’s duties include identifying and, subject to review and approval of the TIP Board, selecting money managers to invest the funds’ assets; negotiating money manager agreements; periodically reviewing each money manager’s performance and making recommendations to the TIP Board with respect to the continuation, modication, or termination of the agreement with each money manager; and allocating and reallocating assets among money managers and asset classes, as applicable. TAS also selects acquired funds for the funds, which may include private investment or hedge funds, exchange-traded funds, and other types of investment funds, manages the funds’ cash and certain investments in US Treasury obligations, and makes investments in securities and futures contracts and other derivative instruments to enhance returns, mitigate risks, adjust asset allocations, gain or reduce exposure to a particular market, manage cash or otherwise pursue the funds’ investment objectives.. TAS’s investments in futures and other derivative instruments are intended to facilitate the funds’ benchmark risk and return objectives in a cost-efficient manner and are designed to supplement the investment strategies and techniques used by the money managers. In addition, TAS is responsible for setting the asset allocation parameters for Multi-Asset Fund and manages Short-Term Fund’s assets directly in lieu of selecting one or more money managers.

Conflicts of Interest.  Please see the funds’ SAI for a discussion about certain conflicts of interest that arise as a result of the fact that TAS and its affiliates manage a number of privately offered investment funds in addition to the TIP funds. As discussed in more detail in the SAI, regulatory requirements applicable to TIP as a registered investment company may require one or more of the TIP funds or these privately offered investment funds to limit their participation in certain transactions. Other legal and regulatory limitations, such as the inability to negotiate the terms other than price of a private fund investment or other private security, may be triggered by the joint participation in an investment opportunity by a TIP fund and one or more of these privately offered investment funds.

Money Managers

A discussion regarding the basis for the TIP Board approving the advisory agreements with money managers is available in the funds’ most recent semi-annual report to members for the period ended June 30.

Allocation of Assets among Money Managers.  In the case of funds that are managed by more than one money manager, TAS is responsible for determining the appropriate manner in which to allocate assets to each money manager. There is no pre-specied target allocation by money manager. TAS may allocate or reallocate assets among managers or may allocate assets away from a manager as it deems appropriate in pursuit of the overall objectives of the fund involved. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. The success of this structure depends on TAS’s ability to identify and retain money managers that can achieve superior investment results relative to appropriate benchmarks, combine money managers that have complementary investment styles, monitor money managers’ performance and adherence to stated styles, and effectively allocate fund assets among money managers.

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TIFF Investment Program Prospectus

Discretion Afforded Money Managers.  Each money manager has discretion to purchase and sell securities and other investments for its allocated portion of a fund’s assets, subject to written investment objectives, policies, and restrictions developed by TAS in consultation with a money manager. Although the money managers’ activities are subject to general oversight by the TIP Board and officers of TIP and TAS, neither the directors nor the officers evaluate the investment merits of the money managers’ individual security selections.

Manager Selection Process.  TAS is responsible for identifying qualied money managers and negotiating the agreement terms under which each money manager will provide services to the funds. Money manager agreements are submitted for approval to TIP’s Board. TIP’s Board retains the right to disapprove the hiring of money managers and to terminate agreements between TIP and the money managers. The funds and TAS have received an order from the SEC, which permits TAS to hire and terminate unaffiliated money managers or change the terms of their advisory agreements, subject to specied terms and conditions, with the approval of TIP’s Board without obtaining member approval. In selecting money managers, TAS weighs a number of relevant factors and makes its selection based on a comparison of such factors. TAS generally reviews factors such as the historical investment results of comparable money managers, evaluates written information supplied by the money managers and others, and conducts face-to-face interviews with individuals who would actually manage money for TIP should their rms be selected by TAS on behalf of TIP.

Money Manager Agreements.  In order to preserve the exibility needed to respond to changes in TIP’s operating environment, the agreements between TIP and each money manager do not specify the percentage of a fund’s assets to be allocated to the money manager. Members and prospective members seeking to know the actual allocation of each fund’s assets across money managers at a given time can obtain this information by contacting TAS at the telephone number shown on the back cover of this prospectus.

Performance-Based Fees.  Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement. Generally, these arrangements specify a minimum fee (floor) and a maximum fee (cap), each expressed as a percentage of assets, and a fee formula that embodies the concept of a “fulcrum” fee (i.e., a fee midway between the minimum and the maximum). Actual fees paid to a money manager are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the fee if the portfolio’s excess return (i.e., its actual return less the total return of the portfolio’s benchmark) exceeds a specified level and to reduce the fee if the portfolio’s excess return falls below this level. The performance-based fee arrangement with respect to a portion of the assets managed by two money managers does not embody the concept of a fulcrum fee. Rather, those fee arrangemnents provide that the money manager is entitled to a specified percentage of the amount by which the return generated by the money manager’s portfolio exceeds the return of the portfolio’s benchmark. Total returns are computed over rolling time periods of varying lengths. Fee formulas are normally expressed in basis points, where a basis point is 1/100th of one percent.

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TIFF Investment Program Prospectus

 Money Manager Fee Arrangements and Portfolio Managers

The funds’ SAI provides additional information about the compensation, other accounts managed, and ownership of securities of the funds managed by the individual portfolio managers identified earlier in this prospectus. Information about each money manager’s fee schedule and total management fees paid by the funds is set forth below.

Total Management Fees Paid to
TAS and Money Managers for
Fiscal Year Ended 12/31/2010

Multi-Asset	0.64%
International Equity	0.63%
US Equity	0.46%
Short-Term	0.03%

Note: These fees do not include management and incentive fees paid to acquired fund managers or the acquired funds’ operating expenses, which are reected as a reduction in the acquired funds’ gross returns. See Fees and Expenses of the Fund for each fund for additional information regarding acquired fund fees and expenses.

Multi-Asset Fund

Aronson+Johnson+Ortiz, LP (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. Its fee formula entails a oor of 10 basis points, a cap of 50 basis points, and a fulcrum fee of 30 basis points. The portfolio must earn 200 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA, CIC, Managing Principal) has been a portfolio manager with Aronson+Johnson+Ortiz, LP since 1984. Martha E. Ortiz (CFA, CIC, Principal) has been a portfolio manager with the rm since 1987. Gina Marie N. Moore (CFA, CPA, Principal) has been a research analyst and portfolio manager with the rm since 1998. R. Brian Wenzinger (CFA, Principal) has been a research analyst and portfolio manager with the rm since 2000. Christopher J.W. Whitehead (CFA, Principal) has been a research analyst and portfolio manager with the firm since 1999.

Brookfield Investment Management Inc. (71 South Wacker Drive, Suite 3400, Chicago, IL 60606) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 250 basis points, and a fulcrum fee of 150 basis points. The portfolio must earn 500 basis points over the return of the MSCI US REIT Index in order for the manager to earn the fulcrum fee. BIM is solely responsible for the payment of compensation due to ACB US for sub-advisory services provided by ACB US. Pursuant to the Sub-Advisory Agreement, BIM will pay two-thirds of all fees it receives from TIP to ACB US. Kim G. Redding (CEO and Chief Investment Officer) and Jason S. Baine (Managing Director, Global Portfolio Manager) have been portfolio managers with BIM (or its predecessors) since 2001. Bernhard Krieg (CFA, Managing Director, Global Portfolio Manager) has been employed by BIM (or its predecessors) since 2006. Prior to joining BIM, Mr. Krieg was a Senior Vice President and Senior Analyst for a real estate securities hedge fund and previous to that he was a Vice President and Senior Analyst at Security Capital.

Marathon Asset Management, LLP (Orion House, 5 Upper St. Martin’s Lane, London, England WC2H 9EA) is compensated in part based on performance and in part based on assets. With respect to fund assets managed by Marathon prior to October 31, 2008, its fee is based on performance. Its fee formula with respect to such assets entails a oor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI All Country World Index in order for Marathon to receive the fulcrum fee. With respect to assets allocated to Marathon on or after October 31, 2008 (the “additional assets”), which represent approximately one-third of the fund assets allocated to Marathon as of the date of this prospectus, its compensation entails an asset-based fee of 0.35% per year, payable monthly, and a performance fee, payable annually. The performance fee formula with respect to the additional assets generally provides that Marathon will receive 20% of the amount by which the annualized return generated by the portfolio exceeds the annualized return of the MSCI All Country World Index, measured over a rolling sixty (60) month period, multiplied by the average daily net asset value of the additional assets over the same sixty (60) month period. During the rst ve years after the funding of the additional assets, the

33

TIFF Investment Program Prospectus

performance fee is similarly structured, with the measurement periods starting at the funding date and running through each calculation date. Jeremy J. Hosking (Director) has been a portfolio manager with Marathon since 1986 and is responsible for investments in the Americas and Southeast Asia. Neil Ostrer (Director) has been a portfolio manager with Marathon since 1986 and is responsible for investments in Europe. William Arah (Director) has been a portfolio manager with Marathon since 1987 and is responsible for investments in the Pacific Rim.

Mission Value Partners, LLC (651 1st Street West, Suite G, Sonoma, CA 95476) is compensated with a base fee, payable monthly, and a performance fee, payable annually. The base fee rate is a blended rate calculated by (i) applying 1.00% on the first $100 million of “TIFF assets”; 0.75% on the next $100 million of “TIFF assets”; 0.50% on the next $100 million of “TIFF assets”; and 0.25% on all remaining “TIFF assets” in excess of $300 million, (ii) summing the result of each calculation, and (iii) dividing by “TIFF assets.” For purposes of this calculation, “TIFF assets” means the daily average over the applicable period of Multi-Asset Fund assets, International Equity Fund assets, and the assets of any other funds bearing the TIFF name that are managed by Mission Value Partners. The base fee rate is then divided by twelve (12) and multiplied by the average daily net assets of Multi-Asset Fund to determine the monthly base fee for Multi-Asset Fund.

The performance fee formula with respect to Multi-Asset Fund provides that Mission Value Partners will receive 10% of the amount by which the annualized return of Multi-Asset Fund’s portfolio managed by Mission Value Partners exceeds the annualized performance of a specified benchmark, measured over rolling thirty-six (36) month periods, subject to a cap of 1% and a floor of 0%, multiplied by the average daily net asset value of Multi-Asset Fund’s portfolio managed by Mission Value Partners over the same rolling thirty-six (36) month period. The specified benchmark is equal to (i) the average monthly change in CPI measured over the applicable thirty-six (36) month period (as reported in the month the performance fee is calculated) multiplied by twelve (12), (ii) plus a spread of 2%, 3%, or 4%, if Mission Value Partners’ total assets under management are less than or equal to $500 million, greater than $500 million up to $750 million, or greater than $750 million, respectively. During the first three years of the relationship with Mission Value Partners, the performance fee is similarly structured, with measurement periods for the performance of Multi-Asset Fund’s portfolio starting as of the first day of the first full calendar month after the assets are placed with Mission Value Partners and ending as of the last day of the 12th, 24th, and 36th full calendar month, respectively; the performance of the specified benchmark for each of these three (3) periods will still be measured over a 36-month period ending as of the last day of such 12, 24, or 36 month period.

Andrew McDermott (President) founded Mission Value Partners in 2010. Prior to founding Mission Value Partners, he was a senior investment professional at Southeastern Asset Management, Inc. and co-managed the Longleaf Partners International Fund offered by Southeastern Asset Management for approximately eleven years. Kouji Yamada (Research Director) joined Mission Value Partners in 2010. Previously, Mr. Yamada founded JCA Partners in 2007, which managed a private investment fund dedicated to Japanese equities, and prior to that, he was a part of a team that managed the International Stock Fund offered by Dodge & Cox, where he also managed the Japan research team.

Mondrian Investment Partners Limited (10 Gresham Street, 5th Floor, London, England EC2V 7JD) is compensated based on assets. The manager receives 0.425% per year on the rst $50 million of its portfolio, and 0.30% per year on amounts above $50 million, subject to a minimum account size of $50 million or fees equivalent thereto. Nigel G. May (Deputy Chief Executive Officer) has been a portfolio manager with Mondrian since 1991. Elizabeth A. Desmond (Director, Chief Investment Officer — International Equities) has been a portfolio manager with Mondrian since 1991. Brendan Baker (Senior Portfolio Manager) has been a portfolio manager with Mondrian since 2002.

Shapiro Capital Management LLC (One Buckhead Plaza, Suite 1555, 3060 Peachtree Road NW, Atlanta, GA 30305) is compensated based on performance. Its fee formula entails a oor of 50 basis points, a cap of 95 basis points, and a fulcrum fee of 73 basis points. The portfolio must earn 325 basis points over the return of the Russell 2000 Index in order for the manager to earn the fulcrum fee. Samuel R. Shapiro (Chairman, CIO) has been a portfolio manager with Shapiro Capital since 1990. Michael A. McCarthy (Director of Research, CFA) has been a portfolio manager with Shapiro Capital since 1990. Louis S. Shapiro (President, CCO) has been a portfolio manager with Shapiro Capital since 1992.

34

TIFF Investment Program Prospectus

Smith Breeden Associates, Inc. (280 South Magnum Street, Suite 301, Durham, NC 27701) is compensated based on performance. Its fee formula entails a floor of 10 basis points on the first $200 million of aggregate net assets managed on applicable TIP funds (5 basis points on the aggregate net assets over $200 million managed on behalf of applicable TIP funds), a cap of 85 basis points, and a fulcrum fee of 48 basis points. The portfolio must earn 205 basis points over the total return of a benchmark, measured over rolling 12-month periods, in order for the manager to earn the fulcrum fee. The benchmark for purposes of determining excess return is the total return of the Barclays Capital US Government Inflation-Linked Bond Index. Timothy D. Rowe (Principal) has been a portfolio manager with Smith Breeden since 1988. Daniel Dektar (Chief Investment Officer, Co-Head of Investment Management Group) has been employed by Smith Breeden since 1986.

Southeastern Asset Management, Inc. (6410 Poplar Avenue, Suite 900, Memphis, TN 38119) is compensated based on assets. The manager receives 1.00% per year on all assets comprising the portfolio. O. Mason Hawkins, CFA (Chairman and Chief Executive Officer), and G. Staley Cates, CFA (President), head the investment team responsible for making investment decisions for the global equity portfolio managed for Multi-Asset Fund. Mr. Hawkins began his investment career in 1972 and joined Southeastern as a co-founder in 1975. Mr. Cates began his investment career in 1986 when he joined Southeastern.

TIFF Advisory Services, Inc. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on Multi-Asset Fund’s average daily net assets. The manager receives 0.20% per year on the rst $500 million; 0.18% on the next $500 million; 0.15% on the next $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million; and 0.09% on amounts above $2.5 billion. John Thorndike (Deputy Chief Investment Officer, Marketable Investments) joined TAS in 2004. Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College. Mr. Thorndike consults regularly with Larry Lebowitz, TAS’s President and Chief Investment Officer and TIP’s Chief Investment Officer, and Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer.

Wellington Management Company, LLP (75 State Street, Boston, MA 02109) is compensated based on assets. The manager receives 0.45% per year on the first $50 million of its portfolio, 0.40% per year on the next $50 million, and 0.35% per year on amounts above $100 million. The asset-based fee rate is the same for assets managed by Wellington Management in the natural resource-related stocks portfolio and the high yield bond portfolio, although the fee rate is applied separately to each portfolio. Jay Bhutani (Director and Global Industry Analyst) joined Wellington Management as an investment professional in 2007. Prior to joining Wellington Management, Mr. Bhutani was an investment professional with Credit Suisse Asset Management. John C. O’Toole, CFA (Senior Vice President and Equity Portfolio Manager) joined Wellington Management as an investment professional in 1992. Christopher A. Jones, CFA, (Senior Vice President and Fixed Income Portfolio Manager) joined Wellington Management as an investment professional in 1994.

Westport Asset Management, Inc. (253 Riverside Avenue, Westport, CT 06880) is compensated based on performance. Its fee formula entails a oor of 15 basis points, a cap of 200 basis points, and a fulcrum fee of 108 basis points. The portfolio must earn 430 basis points over the return of the Russell 2000 Index in order for the manager to earn the fulcrum fee. Andrew J. Knuth (Chairman, CIO, Portfolio Manager) founded Westport Asset Management in 1983 and has been a portfolio manager with the rm since 1985. Edmund H. Nicklin, Jr. (Executive Vice President, Portfolio Manager) has been a portfolio manager with Westport Asset Management since 1997.

35

TIFF Investment Program Prospectus

International Equity Fund

Marathon Asset Management, LLP (Orion House, 5 Upper St. Martin’s Lane, London, England WC2H 9EA) is compensated based on performance. Its fee formula entails a oor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI All Country World Index ex US in order for the manager to receive the fulcrum fee. Jeremy J. Hosking (Director) has been a portfolio manager with Marathon since 1986 and is responsible for investments in the Americas and Southeast Asia. Neil Ostrer (Director) has been a portfolio manager with Marathon since 1986 and is responsible for investments in Europe. William Arah (Director) has been a portfolio manager with Marathon since 1987 and is responsible for investments in the Pacific Rim. Charles Carter (Portfolio Manager) has been employed by Marathon since 1998 and is co-responsible for investments in Europe. Nick Longhurst (Portfolio Manager) has been employed by Marathon since 2003 and is co-responsible for investments in Europe.

Mission Value Partners, LLC (651 1st Street West, Suite G, Sonoma, CA 95476) is compensated with a base fee, payable monthly, and a performance fee, payable annually. The base fee rate is a blended rate calculated by (i) applying 1.00% on the first $100 million of “TIFF assets”; 0.75% on the next $100 million of “TIFF assets”; 0.50% on the next $100 million of “TIFF assets”; and 0.25% on all remaining “TIFF assets” in excess of $300 million, (ii) summing the result of each calculation, and (iii) dividing by “TIFF assets.” For purposes of this calculation, “TIFF assets” means the daily average over the applicable period of Multi-Asset Fund assets, International Equity Fund assets, and the assets of any other funds bearing the TIFF name that are managed by Mission Value Partners. The base fee rate is then divided by twelve (12) and multiplied by the average daily net assets of International Equity Fund to determine the monthly base fee for International Equity Fund.

The performance fee formula with respect to International Equity Fund provides that Mission Value Partners will receive 10% of the amount by which the annualized return of International Equity Fund’s portfolio managed by Mission Value Partners exceeds the annualized performance of a specified benchmark, measured over rolling thirty-six (36) month periods, subject to a cap of 1% and a floor of 0%, multiplied by the average daily net asset value of International Equity Fund’s portfolio managed by Mission Value Partners over the same rolling thirty-six (36) month period. The specified benchmark is equal to (i) the average monthly change in CPI measured over the applicable thirty-six (36) month period (as reported in the month the performance fee is calculated) multiplied by twelve (12), (ii) plus a spread of 2%, 3%, or 4%, if Mission Value Partners’ total assets under management are less than or equal to $500 million, greater than $500 million up to $750 million, or greater than $750 million, respectively. During the first three years of the relationship with Mission Value Partners, the performance fee is similarly structured, with measurement periods for the performance of International Equity Fund’s portfolio starting as of the first day of the first full calendar month after the assets are placed with Mission Value Partners and ending as of the last day of the 12th, 24th, and 36th full calendar month, respectively; the performance of the specified benchmark for each of these three (3) periods will still be measured over a 36-month period ending as of the last day of such 12, 24, or 36 month period.

Andrew McDermott (President) founded Mission Value Partners in 2010. Prior to founding Mission Value Partners, he was a senior investment professional at Southeastern Asset Management, Inc. and co-managed the Longleaf Partners International Fund offered by Southeastern Asset Management for approximately eleven years. Kouji Yamada (Research Director) joined Mission Value Partners in 2010. Previously, Mr. Yamada founded JCA Partners in 2007, which managed a private investment fund dedicated to Japanese equities, and prior to that, he was a part of a team that managed the International Stock Fund offered by Dodge & Cox, where he also managed the Japan research team.

Mondrian Investment Partners Limited (10 Gresham Street, 5th Floor, London, England EC2V 7JD) is compensated based on assets. The manager receives 0.550% per year on the rst $50 million of its portfolio, 0.385% per year on the next $50 million, and 0.330% per year on amounts above $100 million. Hamish O. Parker (Director) has been a portfolio manager with Mondrian since 1990. Elizabeth A. Desmond (Director, Chief Investment Officer-International Equities) has been a portfolio manager with Mondrian since 1991.

TIFF Advisory Services, Inc. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on International Equity Fund’s average daily net assets. The manager receives 0.15% per year on the rst $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million; 0.09% on the next $500 million; 0.07% on the next $500 million; and 0.05% on amounts above $2.5 billion. John Thorndike (Deputy Chief Investment

36

TIFF Investment Program Prospectus

Officer, Marketable Investments) joined TAS in 2004. Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College. Mr. Thorndike consults regularly with Larry Lebowitz, TAS’s President and Chief Investment Officer and TIP’s Chief Investment Officer, and Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer.

US Equity Fund

Aronson+Johnson+Ortiz, LP (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. Its fee formula entails a oor of 10 basis points, a cap of 50 basis points, and a fulcrum fee of 30 basis points. The portfolio must earn 200 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA, CIC, Managing Principal) has been a portfolio manager with Aronson+Johnson+Ortiz, LP since 1984. Martha E. Ortiz (CFA, CIC, Principal) has been a portfolio manager with the rm since 1987. Gina Marie N. Moore (CFA, CPA, Principal) has been a research analyst and portfolio manager with the rm since 1998. R. Brian Wenzinger (CFA, Principal) has been a research analyst and portfolio manager with the rm since 2000. Christopher J.W. Whitehead (CFA, Principal) has been a research analyst and portfolio manager with the firm since 1999.

Shapiro Capital Management LLC (One Buckhead Plaza, Suite 1555, 3060 Peachtree Road NW, Atlanta, GA 30305) is compensated based on performance. Its fee formula entails a oor of 50 basis points, a cap of 95 basis points, and a fulcrum fee of 73 basis points. The portfolio must earn 325 basis points over the return of the Russell 2000 Index in order for the manager to earn the fulcrum fee. Samuel R. Shapiro (Chairman, CIO) has been a portfolio manager with Shapiro Capital since 1990. Michael A. McCarthy (Director of Research, CFA) has been a portfolio manager with Shapiro Capital since 1990. Louis S. Shapiro (President, CCO) has been a portfolio manager with Shapiro Capital since 1992.

TIFF Advisory Services, Inc. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on US Equity Fund’s average daily net assets. The manager receives 0.15% per year on the rst $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million; 0.09% on the next $500 million; 0.07% on the next $500 million; and 0.05% on amounts above $2.5 billion. John Thorndike (Deputy Chief Investment Officer, Marketable Investments) joined TAS in 2004. Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College. Mr. Thorndike consults regularly with Larry Lebowitz, TAS’s President and Chief Investment Officer and TIP’s Chief Investment Officer, and Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer.

Westport Asset Management, Inc. (253 Riverside Avenue, Westport, CT 06880) is compensated based on performance. Its fee formula entails a oor of 15 basis points, a cap of 200 basis points, and a fulcrum fee of 108 basis points. The portfolio must earn 430 basis points over the return of the Russell 2000 Index in order for the manager to earn the fulcrum fee. Andrew J. Knuth (Chairman, CIO, Portfolio Manager) founded Westport Asset Management in 1983 and has been a portfolio manager with the rm since 1985. Edmund H. Nicklin, Jr. (Executive Vice President, Portfolio Manager) has been a portfolio manager with Westport Asset Management since 1997.

Short-Term Fund

TIFF Advisory Services, Inc. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on Short-Term Fund’s average daily net assets. The manager receives 0.03% per year on the rst $1 billion; 0.02% on the next $1 billion; and 0.01% per year on amounts above $2 billion. John Thorndike (Deputy Chief Investment Officer, Marketable Investments) joined TAS in 2004. Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College. Mr. Thorndike consults regularly with Larry Lebowitz, TAS’s President and Chief Investment Officer and TIP’s Chief Investment Officer, and Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer.

37

TIFF Investment Program Prospectus

Member Information

Eligible Investors.  Each fund will accept as new members only those organizations that meet the eligibility criteria set forth below under the heading Eligibility Criteria and are “accredited investors” as dened in Rule 501(a) under the Securities Act of 1933, as amended, and the SEC’s interpretations thereof, which generally contemplate, among other criteria, that an organization have total assets in excess of $5 million. Organizations must also be “qualied clients” as dened in Rule 205-3(d) under the Investment Advisers Act of 1940, as amended, which generally means that an organization must invest at least $750,000 in the TIP funds or have a net worth of more than $1.5 million. The fund may in its discretion accept a new member that is not an “accredited investor,” provided that such new investor is a “qualified client.” Typically, a new member accepted under these circumstances would be an affiliate of or otherwise related to another member of TIP or another investment fund bearing the TIFF name. TAS and its affiliates, including other vehicles managed or sponsored by TAS or its affiliates, and TAS and TIP directors and employees are not subject to the “accredited investor” criterion. From time to time the funds may impose additional eligibility criteria.

Eligibility Criteria.  The funds are open to:

•	501(c)(3) organizations or affiliated or related entities;
•	Organizations determined by TAS, in its sole discretion, to be operated for charitable purposes;
•	Dened benet plans of eligible organizations; and
•	TAS and its affiliates, including other vehicles managed or sponsored by TAS and its affiliates; TAS directors and employees; and TIP directors (including retirement accounts or other accounts of which such individual is the sole beneficial owner).

Investment Minimums.  The minimum initial investment for Multi-Asset Fund is $1,000,000. The minimum initial investment for Short-Term Fund is $50,000. The minimum for subsequent purchases is $10,000 for Multi-Asset Fund, and $5,000 for Short-Term Fund. The International Equity and US Equity Funds are closed to new members and to additional investments from current members (other than reinvestments of dividends and distributions). Minimums may be waived at TAS’s discretion and are expected to be waived for investments made by TAS, TAS and TIP directors and employees, and affiliates and other vehicles managed or sponsored by TAS or its affiliates, and minimum subsequent purchase amounts are expected to be waived for organizations that maintain a TIP account for the purpose of funding investments in other investment vehicles sponsored by TAS.

Fees.  Purchases and redemptions of shares in the funds are not subject to sales charges. However, the Multi-Asset, International Equity, and US Equity Funds assess entry and exit fees as set forth in the section of this prospectus for each of these funds entitled Fees and Expenses of the Fund. These fees are paid directly to the funds themselves and not to TAS or other fund service providers. They apply to initial investments and all subsequent purchases, exchanges, or redemptions but not to dividends, dividend reinvestments, capital gains or other distributions. These entry and exit fees are designed to allocate transaction costs associated with purchases, exchanges, and redemptions of fund shares to members actually making such transactions, rather than to the funds’ other members. These fees are deducted automatically from the amount invested or redeemed and cannot be paid separately. Entry and exit fees may be waived at TAS’s discretion when the transaction will not result in signicant costs for the affected fund (e.g., in-kind purchases and redemptions).

Account Application.  An account application must be completed and submitted by each TIP member. Accompanying the completed application, members must also submit proof of their tax-exempt status or other documentation as may be requested to document their eligibility to invest. Any organization admitted as a member of TIP that is subsequently determined to be ineligible will be asked to redeem all shares that it holds in all TIP funds. TIFF must receive a completed application and all requested information before an application can be accepted. Failure to provide all requested information may lead to a delay in establishing an account or result in a rejection of a member’s application. See Order and Payment Procedures for purchasing share instructions.

38

TIFF Investment Program Prospectus

Customer Identication Program.  Federal law requires that the funds adopt an anti-money laundering compliance program which, among other things, includes procedures to obtain, verify and record identifying information, which may include the name, residential or business address, date of birth (for an individual), social security or taxpayer identication number, or other identifying information, for each member who seeks to open an account with the funds (the “customer identication program”). In compliance with the USA Patriot Act of 2001, please note that after a member’s account has been opened the funds may request additional information or documentation to verify certain information on the account application as part of the funds’ anti-money laundering compliance program. Account applications without the required information or (where applicable) without an indication that a social security or taxpayer identication number has been applied for, may not be accepted by the funds. After accepting an account application, to the extent permitted by applicable law or the customer identication program, the funds reserve the right to (1) place limits on transactions in any account until the identity of the member is veried; (2) refuse an investment in the funds; or (3) involuntarily redeem a member’s shares and close an account in the event that a member’s identity cannot be veried. The funds and their agents will not be responsible for any loss in a member’s account resulting from the member’s delay in providing all required identifying information or from closing an account and redeeming a member’s shares pursuant to the customer identication program.

Net Asset Value.  The price at which a member purchases or redeems shares of a fund is equal to the net asset value (“NAV”) per share of the fund next determined following receipt of the purchase or redemption request in good order. The NAV is calculated by taking the total value of a fund’s assets, subtracting the fund’s liabilities, and dividing the result by the number of fund shares outstanding. This calculation is performed by the fund accounting agent, State Street Bank and Trust Company, normally as of the end of regular trading hours of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the days that the New York Stock Exchange, the Federal Reserve Bank of New York, the distributor, the administrator, the transfer agent, and the custodian are all open for business, which is typically Monday through Friday, except holidays (“business days”). However, the NAV may be calculated earlier, or the funds may be closed, if the New York Stock Exchange closes, or otherwise restricts trading, the Federal Reserve Bank of New York closes, or as permitted by the SEC. Each fund’s NAV is determined on the basis of market prices. If no market price for a security is readily available, or if price information is considered unreliable (for example, if a debt security is discovered to be in default or trading in an exchange-listed security has been halted during the trading day), the security’s fair value is determined by using guidelines approved by the TIP Board. Many of the acquired funds in which the funds invest are not traded on a securities exchange or otherwise publicly traded. Therefore, market quotations are not available and such acquired funds are priced using fair valuation techniques. If the value of a security has been materially affected by signicant events occurring after the close of an exchange or market on which the security is principally traded, but before a fund calculates its NAV, and the market quotations for that security are considered unreliable, a fund may use fair-value pricing instead. Trading in foreign securities is normally completed before the time at which the funds calculate their NAVs. The funds employ a fair value model to adjust the prices of foreign securities to reect such events occurring after the close of the relevant foreign markets. If a particular event would materially affect a fund’s NAV, a further adjustment is considered. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations, which could cause the NAV of shares to differ signicantly from the NAV that would have been calculated using market quotations. In addition, because the indexes against which the funds compare their performance do not use fair value pricing, the volatility of a fund’s performance against the index may be higher than it would have been had a fund not used fair value pricing techniques. Foreign securities may trade in their primary markets on weekends or other days when the funds do not price their shares. Therefore, the value of a fund holding foreign securities may change on days when members are not able to buy or sell their shares.

Offering Dates, Times, and Prices.  The Multi-Asset and Short-Term Funds continuously offer fund shares, and purchases may be made on any business day. Fund shares may be purchased at each fund’s NAV next determined after an order and payment are accepted. The purchase amount will be reduced by any applicable entry fee. All purchases, except in-kind purchases, must be made by wire transfer in US dollars. The funds reserve the right to reject any purchase order. Share purchase orders are deemed accepted when TAS receives a completed account application in good order and other required documents in good order and funds are deposited in TIP’s account with the custodian as set forth below.

39

TIFF Investment Program Prospectus

Order and Payment Procedures

The following procedures apply to purchases of shares.

When Allowed	Purchases may be made on any business day.
Who May Purchase Shares	Only an authorized agent as designated on the member’s account application may request a purchase of shares.
Notication	Prior to sending a wire, a purchaser must contact TAS to inform TAS of the incoming wire transfer and must clearly indicate the account name and which fund is to be purchased. Purchasers may notify TAS by calling 610-684-8200 or faxing TAS at 610-684-8210. It is suggested that if notication is provided by fax the purchaser call TAS to conrm receipt. TAS may require that a purchaser provide additional evidence of eligibility to purchase shares prior to accepting a purchase order. If federal funds and all other required documentation are received by State Street Bank and Trust Company (“SSB”) prior to the time the funds’ NAV is calculated, normally 4:00 p.m. Eastern time (the “close of business”), the order will be effective on that day. If TAS receives notication or such documentation after the close of business or if federal funds are not received by SSB by the close of business, such purchase order will be executed on the next business day. Notication of all trades must be received by TAS or its designee in advance of the receipt of wire transfer purchases. Incoming wires that do not have prior accompanying trade notication in good order will be rejected.
Payment Procedure	Federal funds should be wired to the funds’ custodian and transfer agent, SSB. (See wiring instructions below.)
Converted Funds	Funds transferred by bank wire may or may not be converted into federal funds the same day, depending on the time the funds are received and on the bank wiring the funds. If funds are not converted the same day, they will normally be converted on the next business day and the trade will be processed on the business day on which they are converted.

Wiring Instructions	Bank	State Street Bank and Trust Company
	Address	Boston, Massachusetts
	ABA#	011000028
	Attention	Transfer Agent
	Deposit Account #	00330852
	Deposit Account Name	TIFF Investment Program
	Further Credit	[Member Name or Number/Fund Name]

40

TIFF Investment Program Prospectus

Redemption Procedures

The following procedures apply to redemptions of shares.

Type of Redemption	Full and fractional shares may be redeemed upon a member’s request.
Who May Redeem	Only an authorized agent as designated on the member’s account application may request a redemption.
Notication	The member must inform TAS via phone or fax of the fund name, the dollar or share amount to be redeemed, gross or net of exit fees, if applicable, the account to which the proceeds should be wired (as designated on the account application), the member’s name, and the member’s account number. Redemption notication provided other than by phone or fax may not be accepted and, if accepted, may result in a processing delay.
Time of Notice	TAS must receive notice of redemption in good order by the close of business on any business day.
Late Notice	If the notice is received on a day that is not a business day or after the close of business on a business day, it will be deemed received as of the next business day.
Redemption Price	The redemption will be based on the NAV per share next determined after receipt by TAS of the redemption request.
Payment	Payment, less any applicable exit fee, generally will be made on the business day following receipt of notice, but TAS reserves the right to delay payment for up to seven days. Payments of $10,000 or more for the Multi-Asset, International Equity, or US Equity Funds, or $5,000 or more for Short-Term Fund, will normally be made by wire transfer. Wire redemptions will be directed to the bank account designated on the account application. In order to change this account either temporarily or permanently, TAS must receive new instructions in writing from an authorized person with the appropriate original signature guarantee by a qualied nancial institution.

Telephone Redemption Option.  A member may request a redemption by calling TAS. TIP or TAS may employ procedures designed to conrm that instructions communicated by telephone are genuine and legitimate. TIP or TAS may require personal identication codes. TIP or TAS will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. No bank instruction changes will be accepted via telephone.

Potential In-Kind Redemptions.  The funds reserve the right to redeem in kind, in readily marketable securities, any redemption request by a member if the aggregate market value of the shares being redeemed by that member during any 90-day period exceeds the lesser of $250,000 or 1% of the fund’s NAV during such period. In-kind redemptions generally entail the distribution to a redeeming member of readily marketable securities held by the fund whose shares it seeks to redeem, selected by TAS in its discretion, as opposed to the cash distributions normally made to redeeming members. Special requirements may apply where the member making the request owns 5% or more of a fund’s shares.

Additional Redemption Information.  TAS must receive notice of redemption in good order by the close of business on any business day. If the notice is received on a day that is not a business day or after the close of business on a business day, it will be deemed received as of the next business day. The redemption will be based on the NAV per share next determined after receipt by TAS of the redemption request. Only an authorized agent as designated on the member’s account application may request a redemption.

41

TIFF Investment Program Prospectus

Exchanges.  One fund’s shares may be exchanged for shares of any other of the funds that are open to new and additional investments based on the respective NAV of the shares involved in the exchange and subject to any applicable entry and exit fees. Exchanges into a fund in which the exchanging member does not have an account will be subject to the minimum initial investment for that fund and all exchanges will be subject to the minimum subsequent purchase amount for the fund into which the exchange is being made. An exchange order is considered a redemption followed by a purchase for tax purposes. The exchange privilege is intended for the convenience of members and is not intended as a vehicle for short-term trading. Members wishing to make exchange requests should contact TAS.

Frequent Purchases and Redemptions of Fund Shares.  The funds discourage frequent purchases and redemptions of their shares, because short-term or other excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses to the fund’s other members. The TIP Board has adopted policies and procedures pursuant to which the funds monitor the cash ow activity of their members on an ongoing basis and review any questionable activity of such members. In addition, the funds conduct an overall review of their cash ow activity periodically. Multi-Asset, International Equity, and US Equity Funds also assess entry and exit fees as set forth in the section entitled Fees and in the section entitled Fees and Expenses of the Fund for each fund, in part as a method to discourage frequent trading by members. There is no guarantee that the funds will be able to curtail frequent trading activity in every instance. As certain foreign securities may be more thinly traded and their prices may be stale or not current, investment in these foreign securities may expose the funds to the risk of market timing. TIP reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

Important Information about Wire Transfers.  A member’s bank may impose its own processing fee for outgoing wires (in connection with purchases of fund shares) or incoming wires (in connection with redemptions of fund shares or payment of dividends and capital gains, if applicable). A member’s authorized agent may change the account designated to receive redemption proceeds at any time by written request to TAS with a signature guarantee. Further documentation may be required when deemed appropriate by TAS.

Accounts with Low Balances.  If the value of a member’s total account with the funds falls below $25,000 as a result of share redemptions, TAS may send a notice asking the member to restore the account to $25,000 or to close it. If the member does not take action within 100 days, TAS may redeem the member’s shares and send the proceeds to the wiring instructions on le for the member.

Performance Information in Fund Summaries.  Average annual total returns appearing in the fund summary part of this prospectus for each of Multi-Asset Fund, International Equity Fund, and US Equity Fund include the effects of entry and exit fees received by the fund and the deduction of such fees from a member’s purchase and redemption amount, and assume a purchase at the beginning of each period and a redemption in full at the end of the period. This differs from the calendar year total returns included in the bar chart appearing in the fund summary for each of Multi-Asset Fund, International Equity Fund, and US Equity Fund, which include the effects of the entry and exit fees received by the fund but do not reflect the deduction of such fees from member’s purchase or redemption amount. A member’s actual total returns may differ from those presented in the fund summaries depending on whether and how often the member purchased or redeemed fund shares during the applicable period.

Dividends and Distributions

Intended Distribution Schedule.  As a regulated investment company, a fund is generally not subject to entity-level tax on the income and gains it distributes to members. Each fund intends to distribute to its members substantially all of its net investment income and its net realized capital gains. In addition, pursuant to its managed distribution policy, Multi-Asset Fund may make distributions that are ultimately characterized as return of capital.

Dividends from net investment income, if any, are declared and reinvested or paid quarterly for the Multi-Asset and US Equity Funds, semi-annually for International Equity Fund, and monthly for Short-Term Fund. Capital gains, if any, are declared and reinvested or paid at least annually.

42

TIFF Investment Program Prospectus

A fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a fund, constitutes the fund’s net investment income from which dividends are paid. A fund realizes capital gains from the sale or exchange of portfolio securities. Capital gains distributions may vary considerably from year to year as a result of a fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in the value of its investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

In order to satisfy certain distribution requirements, a fund may declare special year-end dividends and capital gains distributions, typically during October, November, or December with a record date in such a month. Such distributions, if paid to members by January 31 of the following calendar year, are deemed to have been paid by a fund and received by members on December 31 of the year in which they were declared. If it is determined that Short-Term Fund has met its annual distribution requirement in the rst 11 months of the year, it may choose not to make a distribution in December. Information regarding the character and amount of a distribution may be made available on TIFF’s website prior to the payment date.

Distribution Options.  Dividends and capital gains may be reinvested in additional shares of the same fund or, subject to entry fees, if any, and to any eligibility criteria or minimum initial investment requirement for new accounts, a different TIP fund at the NAV on the date of reinvestment. Alternatively, dividends and capital gains may be paid in cash. Members are asked to designate their distribution option on their account application. Dividends and capital gains will be automatically reinvested unless a member indicates otherwise on the account application. Returns of capital, if any, will normally be paid or reinvested in accordance with a member’s instructions for capital gains distributions in the absence of instructions to the contrary. Members may change their election by writing to TAS by the record date of the applicable distribution.

Tax-Related Warning to Private Foundations Subject to Excise Taxation.  At the time a private foundation purchases fund shares, the fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the fund. A subsequent distribution of such amounts, although constituting a return of investment, would be classified as a taxable distribution whether reinvested in additional shares or paid in cash. This is sometimes referred to as “buying a dividend.”

Tax Considerations

Because members (except TAS, TAS employees, and TIP and TAS directors) of the TIP funds are tax-exempt organizations, they generally are not subject to federal income tax on distributions from the funds or on sales or exchanges of fund shares. This general exemption from tax does not apply to the “unrelated business taxable income” or UBTI of an exempt organization. UBTI includes dividends, interest, and gains from sales and other dispositions of property held for investment to the extent that such items are attributable to “debt financed property.” For example, UBTI could result if a member debt finances its purchase of fund shares. In addition, private foundations that are exempt from federal income tax may nonetheless be subject to excise tax on their net investment income. Members should ask their own tax advisors for more information on their own tax situation. TIP and TAS directors and employees should consult the SAI for information relating to the tax consequences of their investment in the funds.

This discussion of “Tax Considerations” is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and other tax provisions applicable to them.

43

TIFF Investment Program Prospectus

Financial Highlights

The following nancial highlights tables are intended to help members understand the funds’ nancial performance for the past ve years. Certain information reects nancial results for a single share of a fund. The total returns in the tables represent the rate that a member would have earned (or lost) on an investment in a given fund, assuming reinvestment of all dividends and distributions. Information for each fiscal year has been audited by Ernst & Young LLP, the independent registered public accounting rm, whose report is included along with the funds’ nancial statements in the Annual Report (available upon request).

TIFF Multi-Asset Fund — Financial Highlights

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
For a share outstanding throughout each period
Net asset value, beginning of year	$14.39	$11.70	$16.65	$16.29	$14.92
Income (loss) from investment operations
Net investment income (a)	0.19	0.18	0.40	0.44	0.36
Net realized and unrealized gain (loss) on investments	1.67	3.10	(4.68)	1.73	2.03
Total from investment operations	1.86	3.28	(4.28)	2.17	2.39
Less distributions from
Net investment income	(0.70)	(0.61)	(0.37)	(0.80)	(0.49)
Net realized gains	(0.01)	—	(0.05)	(1.03)	(0.56)
Return of capital	—	—	(0.28)	—	—
Total distributions	(0.71)	(0.61)	(0.70)	(1.83)	(1.05)
Entry/exit fee per share (a)	0.01	0.02	0.03	0.02	0.03
Net asset value, end of year	$15.55	$14.39	$11.70	$16.65	$16.29
Total return (b)	13.18%	28.75%	(25.98)%	13.53%	16.53%
Ratios/supplemental data
Net assets, end of year (000s)	$3,876,799	$3,060,722	$2,079,472	$2,218,641	$1,599,583
Ratio of expenses to average net assets (c)	0.81%	0.65%	0.53%	0.70%	0.67%
Ratio of expenses to average net assets, excluding interest and dividend expense (c)	0.76%	0.60%	0.44%	0.60%	0.53%
Ratio of net investment income to average net assets	1.28%	1.40%	2.71%	2.54%	2.26%
Portfolio turnover	48%	90%	112%	71%	62%

(a)	Calculation based on average shares outstanding.
(b)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(c)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

44

TIFF Investment Program Prospectus

TIFF International Equity Fund — Financial Highlights

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
For a share outstanding throughout each period
Net asset value, beginning of year	$11.93	$9.31	$17.65	$17.18	$14.76
Income (loss) from investment operations
Net investment income	0.61	0.11	0.15	0.56	0.39
Net realized and unrealized gain (loss) on investments	0.87	3.33	(7.64)	2.37	3.77
Total from investment operations	1.48	3.44	(7.49)	2.93	4.16
Less distributions from
Net investment income	(0.55)	(0.84)	(0.02)	(0.98)	(0.70)
Net realized gains	—	0.00 (a)	(0.86)	(1.53)	(1.06)
Total distributions	(0.55)	(0.84)	(0.88)	(2.51)	(1.76)
Entry/exit fee per share (b)	0.01	0.02	0.03	0.05	0.02
Net asset value, end of year	$12.87	$11.93	$9.31	$17.65	$17.18
Total return (c)	12.91%	37.13%	(42.92)%	17.43%	28.74%
Ratios/supplemental data
Net assets, end of year (000s)	$204,724	$201,681	$180,348	$400,168	$295,808
Ratio of expenses to average net assets (d)	0.88%	1.06%	0.80%	0.77%	0.67%
Ratio of net investment income to average net assets	1.61%	1.40%	2.34%	1.91%	2.10%
Portfolio turnover	20%	13%	17%	16%	16%

(a)	Rounds to less than $0.01.
(b)	Calculation based on average shares outstanding.
(c)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(d)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

45

TIFF Investment Program Prospectus

TIFF US Equity Fund — Financial Highlights

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
For a share outstanding throughout each period
Net asset value, beginning of year	$11.02	$8.35	$13.39	$14.90	$14.07
Income (loss) from investment operations
Net investment income (loss)	0.00 (a)	(0.14)	0.01	0.11	0.10
Net realized and unrealized gain (loss) on investments	1.60	2.87	(4.83)	0.33	2.35
Total from investment operations	1.60	2.73	(4.82)	0.44	2.45
Less distributions from
Net investment income	(0.06)	(0.07)	(0.11)	(0.14)	(0.10)
Net realized gains	—	—	(0.11)	(1.82)	(1.53)
Total distributions	(0.06)	(0.07)	(0.22)	(1.96)	(1.63)
Entry/exit fee per share (b)	0.01	0.01	0.00 (a)	0.01	0.01
Net asset value, end of year	$12.57	$11.02	$8.35	$13.39	$14.90
Total return (c)	14.56%	32.91%	(36.39)%	2.84%	17.68%
Ratios/supplemental data
Net assets, end of year (000s)	$113,429	$117,900	$127,371	$227,588	$216,369
Ratio of expenses to average net assets (d)	0.68%	1.16%	0.68%	0.73%	0.74%
Ratio of net investment income (loss) to average net assets	0.34%	(0.13)%	0.31%	0.56%	0.63%
Portfolio turnover	33%	25%	34%	38%	35%

(a)	Rounds to less than $0.01.
(b)	Calculation based on average shares outstanding.
(c)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(d)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

46

TIFF Investment Program Prospectus

TIFF Short-Term Fund — Financial Highlights

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
For a share outstanding throughout each period
Net asset value, beginning of year	$9.90	$9.89	$9.78	$9.74	$9.76
Income from investment operations
Net investment income	0.00 (a)	0.01	0.18	0.44	0.47
Net realized and unrealized gain (loss) on investments	0.00 (a)	0.01	0.11	0.04	(0.02)
Total from investment operations	0.00	0.02	0.29	0.48	0.45
Less distributions from
Net investment income	(0.00)(a)	(0.01)	(0.18)	(0.44)	(0.47)
Net asset value, end of year	$9.90	$9.90	$9.89	$9.78	$9.74
Total return (b)	0.03%	0.24%	2.97%	5.03%	4.72%
Ratios/supplemental data
Net assets, end of year (000s)	$208,986	$239,425	$219,820	$159,546	$99,244
Ratio of expenses to average net assets	0.16%	0.17%	0.20%	0.21%	0.19%
Ratio of net investment income to average net assets	0.01%	0.14%	1.75%	4.53%	4.64%
Portfolio turnover (c)	—	—	—	—	—

(a)	Rounds to less than $0.01.
(b)	Total return assumes dividend reinvestment.
(c)	Because the fund holds primarily securities with maturities at the time of acquisition of one year or less, and such securities are excluded from the definition of portfolio turnover, the fund’s portfolio turnover rate was 0% of the average value of its portfolio.

47

TIFF Investment Program Prospectus

Glossary

The Glossary below explains certain terms used throughout this prospectus.

“American Depositary Receipts”  (“ADRs”) are US dollar-denominated receipts representing shares of foreign-based corporations. They are issued by US banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. ADRs are generally subject to many of the same risks as foreign securities.

A “bottom-up”  investment approach focuses on the performance of individual stocks before considering the impact of economic trends. This approach assumes that individual companies may do well even in an industry that is not performing well.

A “derivative”  is a nancial instrument, traded on or off an exchange, the price of which is directly dependent, at least in part, upon the value of one or more underlying securities, commodities, other derivative instruments, or agreed-upon index or arrangement.

“Duration”  is a measure of the expected life of a bond. It also measures the sensitivity of a bond’s price to changing interest rates. The longer a bond’s duration, the greater the effect of interest rate movements on its price.

“Global Depositary Receipts”  (“GDRs”) are receipts that may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.

A “growth-oriented”  investment approach emphasizes securities of companies considered to have favorable prospects for growth in revenues or earnings.

A “hedge fund”  is an investment fund (often a limited partnership or limited liability company) that is typically managed with the goal of achieving consistently positive returns while seeking to avoid losses. To meet this goal, a hedge fund may use strategies such as investing signicantly in derivatives and employing leverage, i.e., borrowing money to purchase securities. Use of these strategies magnies the risk of loss.

“Security selection”  for bonds involves fundamental analysis, credit analysis, and quantitative valuation techniques at the individual security level. Fundamental analysis takes into account the type of security and the amount and timing of cash ows. Credit analysis considers the likelihood of cash ows being received. Quantitative techniques, including statistical analysis, put a value on the cash ows and assess their probabilities.

A “top-down”  investment approach involves assessing the relative strengths of various market sectors, industries or countries based on general economic trends. Individual securities are then selected from the more attractive sectors, industries or countries.

A “value-oriented”  investment approach emphasizes securities that are inexpensive relative to the market in which they are traded, by measures such as price-to-earnings and price-to-book value ratios. An example is US common stocks of which the average price-to-earnings ratio is lower than the average price-to-earnings ratio for the S&P 500 Index.

48

TIFF Investment Program Prospectus

Further Information

This prospectus sets forth concisely the information about the funds that a prospective member should know before investing. This prospectus should be read carefully and retained for future reference. Additional information is contained in the SAI dated April 29, 2011, as amended and supplemented from time to time, which has been led with the SEC. The SAI is incorporated herein by reference. Further information about the funds’ investments is also available in the TIP annual and semi-annual reports to members. The funds’ annual report contains a discussion of the market conditions and investment strategies that signicantly affected the funds’ performance during the last scal year. The SAI, annual, and semi-annual reports are available without charge by contacting TIFF by mail, fax, or email using the contact information below, or by phone at 800-984-0084.

Information about the funds (including the prospectus and SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (for information about the Public Reference Room, call 1-202-551-8090). Reports and other information about the funds are also available on the Commission’s Internet site at http://www.sec.gov, with copies of this information available upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520. The prospectus and SAI, as well as the annual and semi-annual reports, are also available, free of charge, on TIFF’s website at www.tiff.org.

SEC File Number 811-8234

THE INVESTMENT FUND FOR FOUNDATIONS

Pursuing investment excellence

Office Locations
Metro Boston, MA (Cambridge)
Metro Philadelphia, PA (West Conshohocken)
Metro San Francisco, CA (Palo Alto)
Metro Washington, DC (Bethesda)
London, UK

Mailing Address
Four Tower Bridge
200 Barr Harbor Dr., Suite 100
West Conshohocken, PA 19428

Phone:
610-684-8200
Fax:
610-684-8210
website:
www.tiff.org

Electronic mail inquiries:

Services offered by TIFF:
info@tiff.org
Member-specific account data:
memberservices@tiff.org

For further information about any of TIFF’s services, please contact TIFF at the coordinates furnished above. The funds are distributed by Quasar Distributors, LLC.

49

TIP STATEMENT OF ADDITIONAL INFORMATION

TIFF INVESTMENT PROGRAM, INC.	April 29, 2011

TIP Funds

TIFF Multi-Asset Fund
TIFF International Equity Fund
TIFF US Equity Fund
TIFF Short-Term Fund

TIFF Advisory Services, Inc.
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428

• Phone	610-684-8200
• Fax	610-684-8210
• Email	info @tiff.org
• Website	www.tiff.org

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the TIP prospectus dated April 29, 2011, as amended and supplemented from time to time (the “Prospectus”). The Prospectus and the funds’ audited financial statements, including financial highlights, and the report of the independent registered accounting firm appearing in the Annual Report for the year ended December 31, 2010 are incorporated herein by reference. The Prospectus and Annual Report can be obtained without charge by writing or calling TIFF Advisory Services, Inc. at the address and telephone number provided above, on TIFF’s website at www.tiff.org, or by calling 800-984-0084.

TIFF Investment Program Statement of Additional Information

Introduction

TIFF Investment Program, Inc. (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through one or more investment vehicles, each with its own investment objective and policies. TIP was incorporated under Maryland law on December 23, 1993, and consists of four mutual funds at present: TIFF Multi-Asset Fund (“MAF”), TIFF International Equity Fund (“IEF”), TIFF US Equity Fund (“USEF”), and TIFF Short-Term Fund (“STF”), each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations. IEF and USEF are closed to new members and to additional investments from current members (other than reinvestments of dividends and distributions). With respect to each fund, except STF, TIFF Advisory Services, Inc. (“TAS”), advisor to the TIP funds, seeks to achieve each fund’s investment and performance objectives primarily by selecting independent money managers and other investment funds, such as exchange-traded funds, other mutual funds, and private investment funds (referred to as “acquired funds”) for such fund. In addition, TAS is responsible for allocating cash among asset classes, money managers (which may include an allocation to TAS), and acquired funds, as applicable, and monitoring the performance of the money managers and acquired funds, as well as the funds’ performance. Each money manager is responsible for the day-to-day investment decisions for that portion of a fund that is allocated to such money manager. With respect to STF, TAS is responsible for the day-to-day management of the fund’s assets. TAS also invests in futures contracts and other derivative instruments, duration investments, and other securities and financial instruments, in accordance with each fund’s investment objective, policies, and restrictions. The funds are subject to the general oversight of TIP’s Board of Directors (the “TIP Board”).

Organization of TIP

The authorized capital stock of TIP consists of 3,500,000,000 shares with $0.001 par value per share. Shares of each fund have equal voting rights. Members have one vote for each dollar of net asset value they hold. All shares issued and outstanding are fully paid and non-assessable, transferable and redeemable at net asset value at the option of the member. Shares have no preemptive or conversion rights.

The shares of TIP possess non-cumulative voting rights. This means that the holders of more than 50% of the dollar value of shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining percentage (less than 50%) of the dollar value of shares voting for the election of directors will not be able to elect any person or persons to the TIP Board. TIP’s Articles of Incorporation permit new series of shares evidencing new funds with divergent investment objectives, policies, and restrictions. Any issuances of shares of new funds, in the future, would be governed by the 1940 Act, other applicable federal securities laws, and Maryland law. None of the funds shall be liable for the obligations of any other fund.

Supplemental Discussion of Fund Management and Administration

Directors and Officers of TIP.  Overall responsibility for supervision of the TIP funds rests with TIP’s Board. Among the responsibilities of the TIP Board are selecting investment advisors and approving money managers for the funds; monitoring fund operations, performance and costs; reviewing contracts; nominating and selecting new directors, and electing TIP officers. The following directors and principal officers oversee the TIP funds.

TIFF Investment Program Statement of Additional Information

Independent Directors
Sheryl L. Johns* Born 1956 Director since April 1996 4 Funds overseen	Principal Occupation(s) During the Past Five Years: Executive Vice President, Houston Endowment Inc., a private foundation. Other Directorships: TIFF Education Foundation.
William McCalpin Born 1957 Director since February 2008 Board Chair since 2008 4 Funds overseen	Principal Occupation(s) During the Past Five Years: Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009 – present); Chair of the Board of Trustees of The Janus Funds (2008 – present). Formerly Executive Vice President and Chief Operating Officer, Rockefeller Brothers Fund, a private foundation (1998 – 2006).
Other Directorships: The Janus Funds, FB Heron Foundation.
N.P. “Narv” Narvekar Born 1962 Director since January 2010 4 Funds overseen	Principal Occupation(s) During the Past Five Years: President and CEO, The Columbia Investment Management Company, which manages Columbia University’s endowment. Other Directorships: The Chapin School.
*	Considered a control person of IEF.

Principal Officers**
Richard J. Flannery Born 1957 President and CEO since September 2003	Principal Occupation(s) During the Past Five Years: CEO, TIFF Advisory Services, Inc.; President and CEO, TIFF Investment Program, Inc. Directorships: TIFF Advisory Services, Inc.
Laurence H. Lebowitz Born 1960 Vice President and CIO since September 2010	Principal Occupation(s) During the Past Five Years: President/Chief Investment Officer, TIFF Advisory Services, Inc. (2010 – present). Chairman/Managing Director, HBK Capital Management (1992 – 2009).
Tina M. Leiter Born 1966 Secretary since June 2003	Principal Occupation(s) During the Past Five Years: Deputy Compliance Officer (2008 – present), Secretary (2004 – present), Chief Compliance Officer (2004 – 2008), TIFF Advisory Services, Inc.
Dawn I. Lezon Born 1965 CFO and Treasurer since January 2009 (Vice President and Assistant Treasurer, September 2006 – December 2008)	Principal Occupation(s) During the Past Five Years: Vice President/Treasurer, TIFF Advisory Services, Inc. (2006 – present). Partner, Crane, Tonelli, Rosenberg & Co., LLP, public accounting firm (1998 – 2006).
Kelly A. Lundstrom Born 1964 Vice President since September 2006	Principal Occupation(s) During the Past Five Years: Vice President, TIFF Advisory Services, Inc. (2006 – present).
Richelle S. Maestro Born 1957 Vice President and Chief Legal Officer since March 2006	Principal Occupation(s) During the Past Five Years: Vice President/General Counsel, TIFF Advisory Services, Inc.
Christian A. Szautner Born 1972 CCO since July 2008	Principal Occupation(s) During the Past Five Years: Vice President/Chief Compliance Officer, TIFF Advisory Services, Inc. (2008 – present). Partner, Ballard Spahr Andrews & Ingersoll, LLP (2005 – 2008).
**	The officers of TIP are elected annually by the TIP Board.

TIFF Investment Program Statement of Additional Information

Share Ownership

The following table shows the dollar amount range of each director’s “beneficial ownership” of the funds’ equity securities as of December 31, 2010.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in TIP Funds
Sheryl L. Johns	None	None
William McCalpin	None	None
N.P. Narvekar	Multi-Asset Fund-Over $100,000	Over $100,000

As of April 1, 2011, directors and officers as a group owned less than 1% of the funds’ equity securities. The mailing address of the directors and principal officers is Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428.

Board Leadership Structure and Oversight of Risk Management

The following provides an overview of the leadership structure of the TIP Board and the TIP Board’s oversight of TIP’s risk management process. The TIP Board consists of three directors, none of whom is an “interested person” (as defined in Section 2(a)(19) the 1940 Act) of TIP (each, an “independent director”). An independent director serves as chair of the TIP Board. In addition, there are three standing committees of the TIP Board, to which the TIP Board has delegated certain authority and oversight responsibilities. The function of each of the committees is described below. Each of the audit committee, the governance committee and the investment oversight committee is comprised solely of the three independent directors. The independent directors conduct a self-evaluation annually, which process is overseen by the governance committee. As part of the self-evaluation, the TIP Board’s leadership and committee structure are reviewed to determine whether such structures are appropriate to enable the TIP Board to exercise its oversight of TIP. The TIP Board believes that its current leadership and committee structures enable it to effectively oversee the management of TIP.

TIP has retained TAS as TIP’s investment advisor and State Street Bank and Trust Company (“State Street”) as TIP’s administrator. In addition, TAS provides certain additional services pursuant to a services agreement. TAS provides the TIP funds with investment advisory services, and is responsible for managing the investment program of the funds, including monitoring the performance of the funds and the money managers and the risks that arise from the investment strategies pursued by TAS and the money managers. State Street provides specified services necessary to the general day-to-day business activities and operations of TIP, other than investment advisory activities. As part of its duties under the services agreement, TAS provides general oversight of State Street and other vendors providing services to the funds.

Risks to TIP include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the funds. TAS monitors the funds and, with respect to MAF, IEF, and USEF, allocates and re-allocates TIP’s assets among the money managers, taking into consideration each fund’s investment and performance objectives as well as other variables, such as the money managers’ performance, prevailing market conditions and other factors TAS deems relevant. TAS recommends to the TIP Board additional money managers to invest the funds’ assets, in light of the capabilities of available managers and TAS’s expectations as to the way in which the investment programs and styles of the money managers will complement each other and contribute to the overall performance of the funds. In addition, TAS reviews the investment objectives, policies and restrictions applicable to the funds and recommends such changes to the TIP Board as TAS deems appropriate. In so doing, TAS considers the risks associated with each money manager’s investment strategy, as well as the policies and restrictions adopted by the funds, and allocates assets and takes other steps in an effort to adjust the risk level of each fund accordingly. While TAS is authorized to allocate and re-allocate assets among existing money managers, the TIP Board must approve the appointment of any new money managers.

In connection with each of the TIP Board’s regular meetings, the independent directors meet separately from TAS with their independent counsel and with TIP’s Chief Compliance Officer (“CCO”). During these meetings the independent directors and the CCO discuss issues related to portfolio compliance and, on at least an annual basis, the TIP Board

TIFF Investment Program Statement of Additional Information

receives a report from the CCO regarding the effectiveness of TIP’s compliance program. In addition, the TIP Board receives reports from TAS on the investments, portfolio positioning, strategies and characteristics, performance, liquidity, and certain valuation matters of the funds. The TIP Board receives reports from TAS regarding TIP’s primary service providers on a periodic or regular basis, including the money managers as well as TIP’s administrator and custodian. The TIP Board also requires TAS to report to the TIP Board on other matters relating to risk management on a regular and as-needed basis.

Experience of Directors

Described below for each independent director are specific experiences, qualifications, attributes, or skills that support a conclusion that he or she should serve as an independent director of TIP in light of TIP’s business and structure. Further information about each independent director is set forth in the table above describing the business activities of each independent director during the past five years.

Ms. Johns’ experience as executive vice president and treasurer of a large private foundation, where her responsibilities include investment of the foundation’s assets, provides her with a strong knowledge of investment management and financial reporting issues, as well as an understanding of the non-profit community. Her fifteen years experience as an independent director of TIP gives her an extensive understanding of TIP’s operations.

Mr. McCalpin’s nine years experience as a trustee of a large mutual fund complex, including three years as independent chair, gives him an extensive understanding of regulatory, investment management and corporate governance issues. As a consultant to foundations and as a former senior executive of a substantial private foundation, he has in-depth knowledge of issues relating to the non-profit community. In addition, his three years as an independent director and chair of the TIP Board provide him with a strong understanding of TIP’s operations.

Mr. Narvekar’s nine years experience as the head of endowment investment at a major research university, along with his prior four years experience as deputy head of investments at another major research university and fourteen years at a financial services firm, gives him a comprehensive understanding of investment management and endowment issues.

Committees.  Each of TIP’s independent directors serves on the audit committee of the TIP Board. The purposes of the audit committee are to (a) select and recommend to the TIP Board the independent auditors and review the nature and performance of audit and other services; (b) oversee TIP’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; (c) oversee the quality and objectivity of TIP’s financial statements and the independent audit thereof; and (d) act as a liaison between TIP’s independent auditor and the full TIP Board. The audit committee met twice during the fiscal year ended December 31, 2010.

Each of TIP’s independent directors also serves on the governance committee of the TIP Board. The governance committee’s primary functions are to (a) provide counsel to the full TIP Board with respect to the organization, function, and composition of the Board and its committees; (b) identify and recommend to the full TIP Board potential director candidates; and (c) lead the full TIP Board in an annual review of the Board and its committees. The governance committee’s responsibilities include (i) director nominations, elections, and training; (ii) committee nominations and functions; and (iii) governance oversight. The governance committee met four times during the fiscal year ended December 31, 2010. The governance committee will consider nominees recommended by TIP members and will assess such nominees in the same manner it reviews committee nominees. Members should send nominations in writing to TIFF Investment Program, Inc., Attn: Governance Committee, Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428. Such nominations shall include appropriate information on the background and qualifications of the nominee, as well as the nominee’s contact information and a written consent from the nominee to serve if the nomination is accepted and the nominee elected. Nominations will be accepted on an on-going basis and kept on file for consideration when there is a vacancy on the TIP Board.

Each of TIP’s independent directors also serves on the investment oversight committee of the TIP Board. The investment oversight committee’s primary function is to oversee the investment activities of each series of TIP. The investment oversight committee’s responsibilities include (a) review of investment performance of each fund at least quarterly; (b) review the investment objectives of each fund at least annually; and (c) review the exposures and risk characteristics of each fund at least annually. The investment oversight committee was formed at the December 2010 TIP Board meeting and it met once during the fiscal year ended December 31, 2010.

TIFF Investment Program Statement of Additional Information

Director Compensation.  The independent TIP Board chairperson receives an annual fee of $60,000. The remaining TIP Board members currently serve as volunteers who receive no fees or salary but are eligible for expense reimbursement and a matching charitable gift program offered by TIP.

Matching Gift Program.  Effective January 1, 2006, TIP instituted a matching gift program. TIP will match contributions made by TIP independent directors to eligible tax-exempt charitable organizations. TIP will match only the gift portion of payments to charitable organizations. Any payment for which the donor receives a specific benefit in return will be reduced by the fair market value of the benefit to determine the gift portion of the payment.

TIP will match the first $5,000 of eligible contributions by an independent director each calendar year at a rate of 2:1. TIP will match the next $10,000 of contributions by the independent director each calendar year at a rate of 1:1. Contributions by an independent director, in excess of $15,000 in a calendar year, will not be matched; the maximum aggregate match by TIP is $20,000 per calendar year for each independent director. The minimum contribution that will be matched is $25.

Code of Ethics.  Rule 17j-1 of the 1940 Act addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires TIP, its investment advisor, TAS, and its money managers to adopt codes of ethics and to report periodically to the TIP Board on issues raised under its code of ethics. To assure compliance with these restrictions, TIP and TAS have adopted and agreed to be governed by a joint code of ethics, and the money managers have each adopted and agreed to be covered by their individual codes of ethics containing provisions reasonably necessary to prevent fraudulent, deceptive, or manipulative acts with regard to the personal securities transactions of their employees and violations of federal securities laws. The codes of ethics permit personal investing transactions by TIP and TAS directors, officers, and employees, including transactions in securities that may be purchased or held by the funds, provided that such transactions avoid conflicts of interest with TIP and comply with applicable reporting and preapproval requirements.

Information about these codes of ethics may be obtained by calling the Securities and Exchange Commission (SEC)’s Public Reference Room at 202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

Investment Advisor Conflicts of Interest.  In addition to serving as the investment advisor to TIP, TAS serves as the investment advisor to numerous privately offered investment funds (the “TAS Private Funds”). TAS also is the sole member of TIFF Endowment Asset Management, LLC (“TEAM”), which serves as the general partner and is responsible for the management and investment decisions of two privately offered investment funds (the “TEAM Private Funds” and, together with the TAS Private Funds, the “Private Funds”). One of the TEAM Private Funds, which is newly-formed and currently has only one TAS staff member as an investor, is expected to be offered to certain other staff members of TAS and directors of TAS and other entities bearing the TIFF name. The investment programs of the TIP funds and certain of the Private Funds are intended to be similar and there will by definition be investment opportunities suitable to a TIP fund and one or more of the Private Funds. Participation in some of those opportunities may be constrained and have to be allocated amongst the TIP funds and the Private Funds, which constraints and allocations have the potential to create conflicts because they may result in one or more of the TIP funds or the Private Funds receiving less than its desired amount of an investment opportunity. TAS and TEAM have implemented compliance policies and procedures designed to address these conflicts.

On behalf of one or more of the TIP funds and the Private Funds, TAS or TEAM may, at or about the same time, purchase or sell the same or similar securities or instruments or invest with the same or similar underlying managers or in the same or similar underlying funds. Doing so has the potential to create conflicts, including those related to aggregation of orders and allocation of opportunities. TAS and TEAM have implemented compliance policies and procedures designed to address these conflicts.

The fact that TAS acts as the advisor to TIP, a registered investment company, may require one or more of the TIP funds or the Private Funds to limit their participation in certain transactions. In particular, applicable securities laws and regulations constrain the transactions that may be entered into with any of TIP’s “affiliates,” which may include underlying funds in which funds advised by TAS or TEAM hold in the aggregate a sufficient ownership interest. Other

TIFF Investment Program Statement of Additional Information

legal and regulatory limitations, such as the inability to negotiate the terms other than price of a private fund investment or other private security, may be triggered by the joint participation in an investment opportunity by a TIP fund and one or more of the Private Funds. Limitations such as the inability to negotiate the terms other than price of a private fund investment or other private security may cause one or more of the TIP funds or the Private Funds to forego certain investment opportunities or to participate in other investment opportunities on terms less favorable than might have been obtainable through negotiation. TAS, TEAM and/or TIP, as applicable, have implemented compliance policies and procedures designed to address the above conflicts, constraints and limitations.

Proxy Voting Procedures.  The TIP Board has adopted proxy voting policies and procedures to govern the voting of proxies relating to voting securities held by the funds. The funds have delegated proxy voting responsibilities to TAS subject to the TIP Board’s general oversight. In delegating proxy responsibilities, the TIP Board has directed that proxies be voted consistent with the funds’ and their members’ best interests and in compliance with all applicable proxy voting rules and regulations. TIP has retained ISS Governance Services (“ISS”) to serve as proxy service provider and intends to vote in accordance with ISS recommendations, except in limited circumstances, including the situations outlined in the proxy voting policy attached hereto as Appendix B.

A description of the policies and procedures that TIP adopted and TAS follows to determine how to vote proxies relating to portfolio securities is also available on TIP’s website at www.tiff.org and without charge, upon request, by calling 800-984-0084. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on TIP’s website and as Form N-PX on the SEC’s website at http://www.sec.gov.

Advisory Agreements.  A discussion of the services performed by TAS pursuant to an investment advisory agreement with TIP on behalf of each fund can be found in the funds’ prospectus.

The advisory agreements may be terminated, without penalty, on not less than 60 days’ prior written notice by TIP’s Board or by a vote of the holders of a “majority” (as defined in the 1940 Act), of the relevant fund’s outstanding votes voting as a single “class” (as defined in the 1940 Act), or upon not less than 60 days’ prior written notice by TAS. Each advisory agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Advisor Compensation.  As compensation for services rendered by TAS under the advisory agreements, each fund pays TAS a monthly fee calculated by applying the following annual percentage rates to such fund’s average daily net assets for the month:

	MAF	IEF	USEF	STF
On first $500mm	0.20%	0.15%	0.15%	0.03%
On next $500mm	0.18%	0.13%	0.13%	0.03%
On next $500mm	0.15%	0.11%	0.11%	0.02%
On next $500mm	0.13%	0.09%	0.09%	0.02%
On next $500mm	0.11%	0.07%	0.07%	0.01%
On remainder (>$2.5billion)	0.09%	0.05%	0.05%	0.01%

Payment of Expenses.  TAS pays all of its expenses arising from the performance of its obligations under the advisory agreements, including the costs of personnel necessary to discharge those obligations and expenses of the directors and officers of TIP who are employees of TAS and TAS’s office rent. Other expenses incurred in the operation of TIP are borne by the funds themselves, including, without limitation, money manager fees; brokerage commissions; interest; fees and expenses of administrators, attorneys, auditors, custodians, accounting agents, and transfer agents; taxes; fees of TAS pursuant to a Services Agreement for certain services rendered outside the scope of the advisory agreements; expenses (including clerical expenses) of the issue, sale, repurchase, or redemption of shares; expenses of registering and qualifying shares of TIP under federal and state laws and regulations; expenses of printing and distributing reports, notices, and proxy materials to existing members; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special members’ meetings; compensation of the independent chair of the TIP Board; expenses of directors of TIP who are not employees of TAS; membership dues in the Mutual Fund Directors

TIFF Investment Program Statement of Additional Information

Forum; insurance premiums; a portion of certain costs and expenses of the Chief Compliance Officer; matching gift program; and non-routine expenses such as litigation expenses. Fund expenses directly attributable to a fund are charged to that fund; other expenses are allocated proportionately among all of the funds in relation to the net assets of each fund.

Fund Administrator.  As TIP’s administrator, State Street Bank and Trust Company (“State Street”) assists in managing specified aspects of the general day-to-day business activities and operations of TIP, other than investment advisory activities, including custodial, transfer agency, dividend disbursing, accounting, compliance, and testing related services. In addition, State Street provides a 38a-1 Compliance Program designed to assist the funds’ Chief Compliance Officer with the information needed to comply with the requirements of Rule 38a-1 under the 1940 Act when reviewing State Street’s relevant controls and procedures.

Administration, Custody, Transfer Agency and Fund Accounting Agreements.  For core services, State Street receives a monthly fee expressed as a percentage of the average daily net assets of TIP. For non-U.S. custody services, assistance with valuations of portfolio securities and FAS 157 services, 38a-1 Compliance Program services, and with respect to certain transactions, additional charges apply.

Administrative Services Agreement.  Vastardis Fund Services LLC (“Vastardis”) received a per annum fee of $75,000 for administrative consulting services through December 31, 2009. Prior to 2009, Vastardis provided additional services to and received additional fees from TIP. As of December 31, 2009, the agreement with Vastardis was terminated.

For the years ended December 31, 2010, 2009, and 2008, the aggregate amount of administration fees paid to Vastardis and State Street by each fund was as follows:

	2010(1)	2009	2008
MAF	$2,894,056	$2,006,371	$2,579,814
IEF	$266,355	$242,561	$546,183
USEF	$101,721	$97,887	$233,907
STF	$182,477	$184,204	$178,024
(1)	Fees paid to State Street only.

Services Agreement.  Effective July 1, 2009, TAS provides certain administrative and other services for TIP that are outside the scope of the advisory agreements between TIP and TAS and were in part formerly provided to TIP by other service providers. Under the Services Agreement, TAS receives 0.02% per annum for such services provided to MAF, IEF, and USEF and 0.01% per annum for such services provided to STF. The services provided by TAS under the Services Agreement are separate and distinct from services provided to TIP by TAS as investment advisor and by State Street as administrator and transfer agent, and include review and oversight of legal and regulatory matters, vendors, and accounting and financial reporting.

For the year ended December 31, 2010 and for the period July 1, 2009 through December 31, 2009, the fees paid to TAS by each fund under the Services Agreement were as follows:

	2010	2009
MAF	$683,429	$277,484
IEF	$38,395	$20,242
USEF	$22,836	$13,060
STF	$22,178	$12,524

Money Manager Agreements.  The agreements between TIP and the money managers that manage separate accounts on behalf of a fund (the “Money Manager Agreements”) continue in effect for successive annual periods, as long as such continuance is specifically approved at least annually by (a) the TIP Board or (b) the vote of a “majority” (as defined in the 1940 Act) of a fund’s outstanding votes voting as a single “class” (as defined in the 1940 Act), provided that in either event the continuance is also approved by at least a majority of the TIP directors who are not “interested persons” (as defined in the 1940 Act) by vote cast in person at a meeting called for the purpose of voting on such approval.

TIFF Investment Program Statement of Additional Information

The Money Manager Agreements for Aronson+Johnson+Ortiz, LP, Brookfield Investment Management, Inc. and its affiliate, AMP Capital Brookfield (US) LLC, Marathon Asset Management, LLP, Mondrian Investment Partners Limited, Shapiro Capital Management, LLC, Smith Breeden Associates, Inc., Southeastern Asset Management, Inc., Wellington Management Company, LLP, and Westport Asset Management Inc. were most recently approved by the TIP Board for continuation on June 15 – 16, 2010.

On May 25, 2010, the TIP Board approved a new Money Manager Agreement with Mission Value Partners, LLC, effective June 1, 2010. On March 21, 2011, the TIP Board approved an Amended and Restated Fee Schedule to the Money Manager Agreement with Aronson+Johnson+Ortiz, LP, effective January 1, 2011.

For the years ended December 31, 2010, 2009, and 2008, the amount of advisory fees paid to TAS and the money managers by each fund was as follows:

	2010	2009	2008
MAF	$21,649,403	$11,349,711	$6,762,712
IEF	$1,203,437	$1,492,923	$1,635,594
USEF	$524,726	$1,182,580	$848,061
STF	$66,729	$72,535	$53,139

As described above, TIP also pays fees to TAS pursuant to a Services Agreement for services rendered by TAS outside of the scope of those rendered by TAS as TIP’s investment advisor and reimburses TAS for a portion of certain costs and expenses of TIP’s CCO.

Exemption from Requirement that Members Approve New Money Manager Agreements.  TIP has received an order from the SEC, effective August 30, 1995, exempting each of the funds from the requirement that agreements between registered investment companies and their unaffiliated sub-advisors be approved by a vote of a majority of the outstanding voting securities of such investment companies. TIP’s Board believes that such member approval of Money Manager Agreements is not necessary for the protection of participating organizations and would needlessly encumber the funds’ operations. Pursuant to this exemption, TIP’s Board may, without the approval of members:

1.	employ a new unaffiliated money manager pursuant to the terms of a new Money Manager Agreement, either as a replacement for an existing money manager or as an additional money manager,
2.	implement any material change in the terms of the money manager agreement, or
3.	continue to employ an existing unaffiliated money manager on the same terms where a Money Manager Agreement has been assigned because of a change in control of the money manager.

Any such action would be followed by written notice to members, which must include the information concerning the money manager that would normally be included in a proxy statement.

Manager Allocation Criteria.  In allocating assets among money managers, TAS considers each fund’s investment and performance objectives as well as other variables, such as the skill sets of the money managers, as well as prevailing market conditions. There is no pre-specified allocation to any particular manager and TAS has discretionary authority to alter allocations and to reallocate assets among money managers.

It is possible that not all money managers profiled in the Prospectus will be employed at all times. Whether a given money manager is employed at a given time depends on factors determined by TAS to be relevant under the circumstances, which may include, among others:

1.	a fund’s size,
2.	its projected growth rate,
3.	TAS’s perception of the relative attractiveness of the money manager’s approach in light of prevailing market conditions, and
4.	the extent to which a given money manager’s investment style would complement those of the other money managers to which a fund’s assets have been allocated.

TIFF Investment Program Statement of Additional Information

Future market conditions are not forecastable, and TIP cannot predict the amount to be allocated to each money manager over time. As a general rule, however, given the incremental custodial costs of activating a money manager’s account, it is expected that the initial allocation to each money manager managing a separate account on a fund’s behalf will be at least $5 million. A money manager receives no compensation from TIP unless it is actually managing funds for TIP.

Organizations seeking to know the actual allocation of each fund’s assets across money managers at a given time can obtain this information by contacting TAS.

Termination of Money Manager Agreements.  The Money Manager Agreements may be terminated without penalty on not less than 30 days’ prior written notice by TIP’s Board or by a vote of the holders of a majority of the relevant fund’s outstanding votes voting as a single class, or upon not less than 30 days’ prior written notice by the money manager. A Money Manager Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Performance-Based Fees for Money Managers

Overview.  The following discussion outlines the principles that TAS follows in negotiating money manager fees and describes the performance-based fee structure that the funds have entered into with many (but not all) of their money managers.

Optimizing versus Minimizing Expenses.  Even modest differences in a fund’s annual investment-related costs can have profound effects on a foundation’s cumulative returns. Therefore, non-profit trustees should consider carefully the costs of alternate investment vehicles. By pooling the investment assets of numerous non-profits, TIP can and does seek to minimize members’ expenses for such investment-related services as custody and portfolio accounting. With respect to money manager fees, which typically constitute the lion’s share of investment-related expenses, TAS believes that a strategy aimed at optimizing these outlays is potentially more profitable than a strategy aimed merely at minimizing them. For this reason, TIP makes extensive use of performance-based fees in compensating money managers for services rendered to TIP.

Some members and prospective members may be concerned that the exact percentage costs of investing through each TIP fund can not be known in advance as a result of the performance-based fee arrangements in place with many money managers. To assist members and prospective members in understanding TAS’s and the money managers’ fee rates, the table below shows, for each fund (other than STF, which does not have a performance based fee structure), the number of money managers (including TAS) that have performance-based fees and the number that do not, as of the most recent calendar year-end. The table also shows each fund’s highest and lowest annual management fee rates during the past five calendar years and the year in which such highest and lowest fee rates were incurred by the fund. Lastly, the table shows the average of the fund’s management fee rates over such five-calendar year period. This information has been provided to illustrate the range of management fee rates that the funds have incurred during the past five calendar years. It reflects the managers to which assets were allocated from time to time during the five year period and the fee schedules that were in place at that time. Future management fee rates will depend on the fee schedule in place with each money manager from time to time, the amount of assets allocated to each money manager from time to time, the performance of each money manager that has a performance-based fee as compared to that of its benchmark, as well as general market conditions. Fees can be expected to increase when assets that have not previously been managed by an external money manager are allocated away from TAS to a new money manager.

TIFF Investment Program Statement of Additional Information

	Number of Accounts for which Managers Receive Performance- Based Fees	Number of Accounts for which Managers Do Not Receive Performance- Based Fees	Highest Management Fee Rate (year)	Lowest Management Fee Rate (year)	Average Management Fee Rate
Multi-Asset	7	5	0.64% (2010)	0.29% (2008)	0.44%
International Equity	2	2	0.82% (2009)	0.40% (2006)	0.58%
US Equity	3	1	0.95% (2009)	0.46% (2008)	0.59%

Note: The table above: (1) reflects only fees payable to money managers (including TAS) that manage a separate account on behalf of a fund and includes those who receive a performance-based fee and those who do not; (2) does not include acquired funds’ management and incentive fees and operating expenses, which are reflected as a reduction in the acquired funds’ gross returns; (3) expresses management fee rates as a percentage of the fund’s net assets; and (4) reflects historical data, which is not adjusted as manager allocations and fees schedules change. See Fees and Expenses of the Fund in each fund summary in the Prospectus for additional information about the fees and operating expenses of the acquired funds.

Link between Funds’ Objectives and Performance-Based Fee Structures.  The performance objective of each fund is to outperform a relevant market benchmark by a modest increment, net of fees. TAS aims to negotiate money manager fees that are relatively low compared to institutional norms when each money manager’s performance is approximately equal to the level that is required to enable the fund that employs it to achieve its performance objective. A related aim is to tie manager compensation as closely as possible to manager performance.

Money Manager Evaluation Criteria Seek to Discourage Undue Risk-Taking.  TIP does not employ performance-based fees as a means of inducing it money managers to perform better than they would if they received straight asset-based fees. Rather, it employs performance-based fees, among other means, in seeking to optimize members’ investment-related expenses. A money manager’s proven capacity to deliver uniform results to all accounts managed in accordance with the philosophy presented to TIP is one of the important criteria used in choosing and evaluating the performance of money managers. If the performance of TIP’s account differs materially from the performance of purportedly similar accounts managed by a money manger, TAS will normally inquire as to the reasons for the deviation. Responses that suggest improper motivations of a money manager could trigger their dismissal.

Preferred Performance-Based Fee Structure.  TAS is mindful that no fee structure can possibly prove suitable to all money managers, even as a starting point for discussion. However, in an effort to streamline the negotiation process, TAS has formulated a preferred performance-based fee model, which formed the basis of most, but not all, of the performance-based fee arrangements entered into with the money managers.

Common Characteristics.  Money Manager Agreements entailing performance-based fees typically have certain common characteristics. These characteristics normally include (1) minimum fees (“floors”), (2) maximum fees (“caps”), and (3) fee formulas that, in the judgment of members of TIP’s Board, produce reasonable fees in relation to the margin of outperformance that a money manager must achieve to earn a given level of fees. (Because the funds accept as members only investors who are “qualified clients,” as defined under the Investment Advisers Act of 1940, the funds are permitted to, and do, have performance fee arrangements that differ from the fulcrum fee arrangements typically used by mutual funds that do not so limit their investor base. Members and prospective members who might be familiar with the fulcrum fee arrangements typically used by other mutual funds should read carefully the following description of the funds’ performance fee arrangements, keeping in mind that these arrangements vary in certain respects from the fulcrum fee arrangements with which such readers may be familiar.)

For fee arrangements based on these characteristics, the formula embodies some but not all of the principles of a so-called “fulcrum fee,” i.e., a fee midway between the minimum and the maximum. In such cases, an equation is used under which the actual fees paid to a money manager are proportionately related to performance above or below the fulcrum point. The formula is designed to augment a mutually agreed-upon basic fee if the excess return (i.e., actual total return less benchmark total return) on the money manager’s portfolio exceeds a specified level and to reduce this basic fee if the excess return falls below this level. In each case, the slope of the fee line between the floor and the cap is uniform throughout.

TIFF Investment Program Statement of Additional Information

Definition of Total Return.  “Total return,” as used here, means the change in the market value of the money manager’s portfolio, including accrued income, or the benchmark index, as the case may be, over one-month measurement periods, adjusted on a time-weighted basis for any assets added to or withdrawn from the money manager’s portfolio. The total returns of portfolios or benchmark indices over the rolling 12-month time periods used in computing performance-based bonuses/penalties are, therefore, the product of compounding each of the monthly returns in the applicable period. For purposes of computing the performance-based fee, a money manager’s performance is measured gross of fees except custodian transaction charges.

Manager-Specific Benchmark Indices.  The benchmark index used in computing the money manager’s excess return is the index deemed most relevant for that money manager. In some cases, this benchmark index is the same as the overall performance benchmark for the fund retaining the money manager. In some cases, however, TAS’s objective of melding money managers espousing different philosophies into an integrated manager structure that is both effective and efficient dictates that a money manager’s benchmark index be different from the fund’s benchmark.

Appropriate Fulcrum Point for a Money Manager.  The fulcrum point — the midpoint between the maximum and minimum fees — is set to establish a fee structure in which the financial incentives of the money manager are aligned with those of the fund. The fulcrum point is set at a performance level that the money manager can reasonably expect to achieve with an investment approach that entails an acceptable level of risk for the fund. TAS and TIP seek agreements in which the money manager has as much to lose as to gain if it chooses to increase the risk it takes with the fund’s account. The table below identifies money managers that provide services to the funds with performance-based fees structured with the fulcrum fee concept, the fulcrum point under the Money Manager Agreement, and the return that must be achieved by the money manager in order to earn the fulcrum fee (100 basis points equal 1.00%). See the Prospectus for additional information about the money managers and their agreements.

	Fulcrum Fee	Fulcrum Fee Return[a]
Aronson+Johnson+Ortiz, LP	30 bp	200 bp
Brookfield Investment Management Inc.	150 bp	500 bp
Marathon Asset Management LLP	88 bp[b]	424 bp[b]
Shapiro Capital Management LLC	73 bp	325 bp
Smith Breeden Associates, Inc.	48 bp	205 bp
Westport Asset Management, Inc.	108 bp	430 bp
[a]	Excess return over manager’s benchmark required to receive fulcrum fee.
[b]	This Fulcrum Fee and Fulcrum Fee Return apply to MAF assets managed by Marathon prior to October 31, 2008, and all IEF assets managed by Marathon. MAF assets allocated to Marathon on or after October 31, 2008 (“Second Allocation”) are subject to an asset-based fee of 35 basis points per annum, payable monthly, plus a performance fee, payable annually, equal to 20% of the annualized return of the Second Allocation assets in excess of Marathon’s benchmark, measured over a rolling 60-month period and multiplied by the average net asset value of the Second Allocation assets over the period.

Reasonable Fee “Floor.”  As with all model inputs, TAS’s choice of an appropriate “floor” for a money manager is based on an analysis of both the money manager’s idiosyncratic attributes and the perceived availability of qualified alternate money managers. Having identified an appropriate minimum fee for a money manager, TAS then identifies the level of return at which the fee “bottoms out.”

Reasonable Fee “Cap.”  Having identified an appropriate floor, TAS then identifies, for a money manager, the fee “cap.” The cap and the level of excess return at which it is reached are selected in accordance with criteria that aim to reward a money manager adequately for above average performance without creating incentives for either undue risk-taking or undue risk aversion (i.e., “closet indexing” of portfolio assets to the agreed-upon benchmark).

Other Performance-Based Fee Structures.  TAS may, from time to time, recommend that TIP enter into a performance-based fee arrangement with a money manager that does not embody the concepts described above, namely a cap, a floor and a fulcrum fee. TAS may do so when it believes, under the circumstances, that it would be in the best interests of a fund to enter into such arrangements. TIP has entered into two such arrangements. In each case, the money manager is entitled to an asset-based fee, payable monthly, and a performance-based fee, payable annually. The

TIFF Investment Program Statement of Additional Information

performance-based fee entitles the money manager to a percentage of the amount by which the annualized return of the money manager’s portfolio exceeds the annualized return of the applicable benchmark, measured over rolling periods (36 months in one instance and 60 months in the other instance) multiplied by average net assets of the manager’s portfolio over the same 36- or 60-month period.

Computing and Remitting Fees.  The computation and remittance procedures that the funds employ are described immediately below. All fee schedules are applied to the average daily net assets in each money manager’s account for the time period in question. For purposes of computing the funds’ daily net asset values, however, performance-based fees are accrued based on investment returns achieved during the current performance fee period.

Computing and Remitting Fees.  With respect to performance-based fees structured with the fulcrum fee concept, for a transition period following the inception of a money manager’s account, before the money manager’s strategies are fully implemented, the money manager receives a straight asset-based fee regardless of performance. At the conclusion of the transition period, the money manager may receive additional compensation based on the performance achieved during the transition period. Thereafter, the money manager is compensated according to its performance-based fee formula with the fee for a given month based on the money manager’s performance for a defined trailing period. With respect to the performance-based fees that are not structured with a fulcrum fee concept, there is also a transition period, whereby annualized performance is calculated for the 12-month, 24-month, and 36-month periods, in one case, and 12-month, 24-month, 36-month, 48-month, and 60-month periods, in the other case, and the annual performance-based fee is determined based on the performance calculated for each such period and reduced by the performance fees previously paid.

Portfolio Managers

Appendix C provides information about those individuals who are employed by TAS or by a TIP money manager that manages 30% or more of a fund’s assets and who have primary responsibility for managing a fund’s portfolio, including (i) the number of accounts they manage and assets under management (in addition to the TIP funds); (ii) that portion of those accounts for which their firm earns performance-based advisory fees; and (iii) their compensation structure. Information regarding potential conflicts of interest follows immediately below.

As of December 31, 2010, none of the portfolio managers had a beneficial ownership of TIP shares.

Portfolio Manager Conflicts of Interest

A portfolio manager’s compensation and the management of multiple accounts could create a potential conflict in the allocation of investment opportunities as well as in creating an incentive to recommend riskier investments than might otherwise have been recommended in the absence of any incentive-based compensation. Other accounts managed by a portfolio manager may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the relevant funds. Investment decisions for each account, including the relevant funds, are normally based on the investment objectives, policies, practices, benchmarks, cash flows, and tax and other relevant investment considerations applicable to that account. Consequently, a portfolio manager may purchase or sell securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Certain investment opportunities that may be suitable for the funds may also be suitable for the other accounts managed by a portfolio manager. Therefore, certain holdings held by the funds may also be held by the other accounts and, at times, investments may need to be allocated across the relevant accounts. This could lead to the funds or other accounts acquiring a smaller position than any of them might if there were not multiple accounts under management. However, TIP has adopted a number of compliance policies and procedures to address potential conflicts.

Because some portfolio managers receive a share in the profits of the respective money manager or are otherwise compensated based on performance, these portfolio managers may have an incentive to allocate securities preferentially to accounts for which the money manager receives higher investment advisory fees. Conflicts may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a fund is not able to take full advantage of that opportunity because it must be allocated across multiple accounts. In addition, a portfolio manager may execute a transaction for another account or accounts that may adversely affect the value of securities held by a fund. In order to address this potential conflict, the money managers have in place investment decision-making and trade allocation policies and procedures that are designed to ensure that no client is disadvantaged in

TIFF Investment Program Statement of Additional Information

the management of accounts. The ability of a portfolio manager to trade in a personal account may give rise to potential conflicts of interest. TAS and each money manager have adopted codes of ethics setting forth the procedures that must be followed if a portfolio manager is permitted to engage in personal trading. Such codes normally require the reporting of personal transactions and holdings and pre-clearance of all or certain personal trades. Certain money managers may have soft dollar arrangements in place with broker/dealers, which may result in the client paying a higher commission than it otherwise would have. TIP requires that all money managers’ soft dollar arrangements with respect to the funds comply with Section 28(e) of the Securities Exchange Act of 1934 and current SEC interpretations thereof.

Control Persons and Principal Holders of Securities

Members who hold 25 percent or more of the outstanding shares of a fund may be deemed “control persons” (as such term is defined in the 1940 Act) and may be able to take actions without the approval of other members of the fund. As of April 7, 2011, the following members held, of record, five percent or more of the outstanding shares of each fund as indicated:

Multi-Asset Fund

None

International Equity Fund

Houston Endowment Inc., 600 Travis, Suite 6400, Houston, TX 77002*	53.54%
East Tennessee Foundation, 625 Market Street, Suite 1400, Knoxville, TN 37902	7.05%

US Equity Fund

East Tennessee Foundation, 625 Market Street, Suite 1400, Knoxville, TN 37902*	26.80%
The Commonwealth Fund, One East 75th Street, New York, NY 10021	14.78%
American Academy of Arts and Letters, 633 West 155 Street, New York, NY 10032	7.08%
Richard M Fairbanks Foundation Inc., 9292 North Meridian Street, Suite 304, Indianapolis, IN 46260	6.77%
The CH Foundation, 4601 50th Street, Suite 208, Lubbock, TX 79414	6.24%
The Eucalyptus Foundation, 567 Ruger Street, San Francisco, CA 94129	5.45%

Short-Term Fund

St. David’s Community Health Foundation, 811 Barton Springs Road, Suite 600, Austin, TX 78704*	27.42%
Saint Joseph’s University, 5600 City Avenue, Philadelphia, PA 19131	9.48%
TIFF Advisory Services, Inc., Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428	8.86%
US Naval Academy Foundation, Inc., 247 King George Street, Annapolis, MD 21402	7.54%
Houston Endowment Inc., 600 Travis, Suite 6400, Houston, TX 77002	6.39%
*	considered a controlling member of the Fund

Distribution of TIP Funds

Distributor.  The distribution agreement (the “Distribution Agreement”) between TIP and Quasar Distributors, LLC (the “distributor”), 615 East Michigan Street, Milwaukee, WI 53202, was initially approved by TIP’s Board on September 10, 2001. A new form of agreement with Quasar was approved by TIP’s Board on December 10, 2007. The distributor receives compensation in the amount of $7,000 per fund, per annum; an additional fee of $2,500 per annum for each registered representative; and an additional fee for advertising review, all of which are paid by TAS. In addition, the distributor is entitled to be reimbursed for reasonable out of pocket expenses.

The Distribution Agreement had an initial term of two years and continues in effect thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the TIP Board or by a vote of a majority of the outstanding votes of the relevant fund and (ii) by a majority of the TIP directors who are not

TIFF Investment Program Statement of Additional Information

parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement was most recently approved for continuation by the TIP Board on June 16, 2010.

Supplemental Discussion of Purchases, Exchanges, and Redemptions

Purchases.  TIP reserves the right in its sole discretion to (1) suspend the offering of shares of any fund, (2) reject purchase orders when in the judgment of management such rejection is in the best interests of TIP, and (3) reduce or waive the minimum for initial investments. IEF and USEF are closed to new members and to additional investments from current members (other than reinvestments of dividends and distributions).

In-Kind Purchases.  Fund shares are normally issued for cash only. TAS in its discretion may permit members to purchase shares “in-kind” through a transfer of readily marketable securities to a fund as payment for the shares. In-kind purchases are accepted only when the securities being acquired:

1.	are consistent with the investment objectives and policies of the acquiring fund,
2.	are acquired for investment purposes (not for resale),
3.	are not restricted as to transfer either by law or market liquidity, and
4.	can be readily valued (e.g., are listed on a recognized exchange).

Redemptions.  Each fund may suspend redemption privileges or postpone the date of payment (1) during any period that TIP is closed, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

Potential In-Kind Redemptions.  Should conditions exist which make cash payments undesirable, TIP reserves the right to honor any request for the redemption of fund shares by making payment in whole or in part in readily marketable securities. Certain acquired funds held by MAF, IEF, and USEF are illiquid. If an acquired fund were to distribute securities in-kind to MAF, IEF, or USEF, the fund may have difficulty disposing of such securities, which may result in the fund holding such securities for an extended period of time. Redemptions in-kind will be chosen by TIP and valued in the same manner as they are for purposes of computing the fund’s net asset value. If payment is made in securities, a member may incur transaction expenses in converting these securities to cash or other expenses associated with maintaining custody of such securities. TIP has elected, however, to be governed by Rule 18f-1 under the 1940 Act. This obligates TIP to redeem shares, with respect to any one member during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund at the beginning of the period. TIP is permitted to borrow to finance such redemptions without regard to restrictions that might otherwise apply under the 1940 Act.

Exchanges.  Subject to any eligibility requirements in effect from time to time, one fund’s shares may be exchanged for shares of any other funds that are open to new and additional investments. Any such exchange will be based on the respective net asset values of the shares involved as of the date of the exchange. Before making an exchange, a member should consider the investment objectives of the fund to be purchased.

Exchange Procedures.  Exchange requests may be made either by fax or telephone and should be directed to TAS. Telephone exchanges will be accepted only if permitted by the member’s application and the shares to be exchanged are held by the fund for the account of the member and the registrations of the two accounts are identical. The standard entry and exit fees will apply to an exchange transaction, which is treated as a redemption and a purchase. Telephone requests for exchanges received prior to the time the funds’ NAV is calculated, normally 4:00 p.m. Eastern time (the “close of business”), will be processed as of the close of business on the same day. Requests received after the close of business will be processed on the next business day. Telephone exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the TIP Board to ensure that such exchanges do not disadvantage TIP or its members. Exchanges into a fund in which the exchanging member does not have an account will be subject to the minimum initial investment for that fund and all exchanges will be subject to the minimum subsequent purchase amount for the fund into which the exchange is made.

TIFF Investment Program Statement of Additional Information

Tax Treatment of Exchanges.  For federal income tax purposes an exchange between funds is a redemption followed by a purchase and, accordingly, a capital gain or loss may be realized. Members should consult their tax advisors for further information in this regard. The exchange privilege may be modified or terminated at any time.

Supplemental Discussion of Investment Objectives, Policies and Procedures

Multi-Asset Fund.  MAF was created in response to a need articulated by many non-profits for assistance with asset allocation. Asset allocation is critically important because the longer money is put to work the wider the gap can grow between returns on individual asset classes. For truly long-term investors, these differences between asset class returns can dwarf differences in returns attributable to manager selection, fee negotiations, or other investment-related tasks that TAS performs on behalf of TIP and its members. All of the TIP funds have delegated to TAS responsibility for the time-intensive task of selecting and monitoring money managers and other service providers. MAF goes beyond this by providing governing boards with an opportunity also to delegate responsibility for the all-important task of asset allocation within the marketable investments sector.

Managed Distribution Policy.  In order to help MAF members meet their spending needs and any applicable payout requirements without having to redeem shares (and thereby incur exit fees), MAF has adopted a managed distribution policy as described in the Prospectus. Restrictions on the ability to make multiple long-term capital gain distributions within a year may affect the timing of the fund’s distributions.

Short-Term Fund.  Prior to July 2004, the fund employed a different investment approach and manager than those currently employed.

Performance Objectives.  The TIP funds seek to outperform their benchmarks by different margins. These margins differ because:

1.	the costs of implementing each fund’s investment policies differ, and
2.	the markets in which the funds primarily invest vary in terms of efficiency.

The margin by which each fund seeks to outperform its benchmark thus reflects judgments of the excess return that a properly diversified, actively managed fund might realistically seek to earn net of the costs that must be incurred to produce this excess return. “Excess return” as used here means the difference between a fund’s total return and the total return of its performance benchmark.

Fundamental Investment Restrictions.  The funds have adopted certain fundamental investment restrictions, which cannot be changed without the approval of the holders of a “majority of the outstanding voting securities” of a fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding votes in a fund and (2) 67% or more of the votes are present at a meeting if more than 50% of the outstanding votes are present at the meeting in person or by proxy. Under these restrictions, which apply on a fund-by-fund basis, no fund may:

1.	Purchase the securities of an issuer (other than securities issued or guaranteed by the US Government, its agencies, or its instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. For purposes of this restriction, wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.
2.	Acquire short positions in the securities of a single issuer (other than the US Government, its agencies and its instrumentalities) whose value (as measured by the amounts needed to close such positions) exceeds 2% of the fund’s total assets. For purposes of this restriction, futures are not considered to be securities.
3.	Engage in borrowing except as permitted by the 1940 Act and the rules and regulations promulgated under the 1940 Act.
4.	Issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.

TIFF Investment Program Statement of Additional Information

5.	Make loans except that each fund may (a) engage in repurchase agreements, (b) lend portfolio securities, (c) purchase debt securities, (d) purchase commercial paper, and (e) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.
6.	Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a fund may be deemed to be an underwriter under certain federal securities laws.
7.	Purchase or sell real estate except that each fund may (a) hold and sell real estate acquired as a result of the fund’s ownership of securities or other instruments, (b) purchase or sell securities or other instruments backed by real estate or interests in real estate, and (c) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in transactions in real estate or interests in real estate.
8.	Purchase or sell physical commodities except that each fund may (a) hold and sell physical commodities acquired as a result of the fund’s ownership of securities or other instruments and (b) purchase or sell securities or other instruments backed by physical commodities. The funds may also purchase or sell options and futures contracts.

Non-Fundamental Investment Restrictions and Policies.  The funds have adopted certain non-fundamental investment restrictions and policies, which may be changed by the TIP Board without member approval.

1.	No fund may purchase securities of another regulated investment company if such purchases cause the percentage of such regulated investment company’s outstanding shares owned by the TIP fund in question to exceed 3%.
2.	No fund may invest more than 15% of the fund’s net assets in illiquid securities (typically defined as those which cannot be sold or disposed of in the ordinary course of business within seven days for approximately the amount at which the fund has valued the securities).
3.	The following activities will not be considered to be issuing senior securities with respect to the funds: (a) collateral arrangements in connection with any type of option, futures contract, forward contract, or swap; (b) collateral arrangements in connection with initial and variation margin; or (c) a pledge, mortgage, or hypothecation of a fund’s assets to secure its borrowings.
4.	Each fund currently intends to borrow money only as a temporary measure for extraordinary or emergency purposes (not for leveraging). Each fund may also engage in reverse repurchase agreements, dollar roll transactions and collateralized securities loans that are covered with cash or liquid high-grade securities or other acceptable assets.
5.	Members will be provided with at least 60 days’ prior written notice of any changes with respect to each fund’s non-fundamental policy immediately listed below pursuant to Rule 35d-1 under the 1940 Act, which requires a fund with a name suggesting a focus on a particular type of investment, index or industry to invest at least 80% of its net assets (including borrowings for investment purposes) in securities suggested by the fund’s name.
a.	IEF and USEF. Under normal circumstances, at least 80% of the fund’s net assets (including borrowings for investment purposes) must be invested in equity securities. In the case of USEF, the 80% requirement applies to U.S. equity securities. For purposes of a fund’s 80% investment policy, the fund considers “equity securities” to include direct investments in equity securities (such as common and preferred stocks, securities convertible into common stocks, and interests in acquired funds) or equity-related securities, as well as investments in synthetic and derivative instruments that have similar economic characteristics to such equity securities. The fund’s investments in synthetic and derivative instruments may include, but are not limited to, warrants, futures, options, swaps, and depositary receipts.

Percentage Limitations Applied at Time of Purchase.  The above standards and restrictions are determined immediately after and as a result of the fund’s acquisition of such security or other asset. Accordingly, except for fundamental investment restriction #3, to which this condition does not apply, any later increase or decrease in a percentage resulting from a change in values, assets, or other circumstances will not be considered when determining whether that investment complied with a fund’s investment policies and limitations.

Policy Implementation and Risks

Funds to Be Substantially Fully Invested.  Each fund intends to be substantially fully invested according to its investment objective and policies under normal market conditions.

TIFF Investment Program Statement of Additional Information

Deployment of Cash Reserves.  Each fund is authorized to invest its cash reserves (funds awaiting investment in the securities in which it primarily invests) in money market instruments and debt securities that are at least comparable in quality to the fund’s permitted investments. In lieu of separate, direct investments in money market instruments, the fund’s cash reserves may be invested in other regulated investment companies. Alternatively, TAS may exercise investment discretion or select a money manager to exercise investment discretion over a fund’s cash reserves.

Equity Exposure.  At TAS’s discretion, the cash reserves segment of each fund may be used to create a US equity exposure for MAF and USEF, a foreign equity exposure for MAF and IEF, or a fixed income exposure of suitable duration for MAF, as the case may be, until those balances are allocated to and invested by the money managers or used for fund transactions or until otherwise determined by TAS. The desired market exposure could be created with long positions in the appropriate number of futures contracts or options on futures contracts within applicable regulatory limits, or by investing in exchange-traded funds (“ETF”s), open-end mutual funds, or other securities. Certain of the strategies implemented by the funds require the funds to post collateral, which collateral often consists of short-term US Treasury obligations or cash. In addition, the funds often hold short-term Treasury obligations to cover all or part of the notional exposure of their futures positions. And, certain of the funds’ investments require the funds to segregate liquid assets. As a result of these strategies, it may at times appear that a fund holds a significant cash position. Such cash positions are instrumental in the funds’ ability to achieve their desired equity and other exposures, and should not be viewed simply as excess cash reserves.

Temporary Strategies.  The funds may temporarily depart from their normal investment policies — for example, by investing substantially in cash reserves — in response to adverse market, economic, political, or other conditions as well as pending allocations to a manager or another investment opportunity and to manage cash flows and anticipated redemptions. In doing so, a fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

Portfolio Turnover.  Decisions to buy and sell securities are made by the money managers with respect to the assets assigned to them and by TAS with respect to STF, cash reserves of the other funds not allocated to money managers, or other assets managed by TAS. Each money manager decides to purchase or sell securities independently of other money managers. Generally, funds will not trade in securities for short-term profits; however, circumstances may warrant that securities be sold without regard to length of time held.

Primary Risks.  High portfolio turnover may result in greater brokerage commissions and other transaction costs, which will be borne by the funds. In addition, high portfolio turnover rates may result in increased short-term capital gains which, when distributed to private foundation members, are treated as ordinary income for excise taxation purposes.

A fund may have two or more money managers. One money manager could be selling a security when another, for the same fund, is purchasing the same security. In addition, when a money manager’s services are terminated or when those of a new money manager are retained, the securities held by the terminated money manager may be sold and the new money manager may significantly restructure the portfolio or need to invest the newly allocated assets. These practices may increase the funds’ portfolio turnover rates, realization of gains or losses, and brokerage commissions and other transaction costs.

Borrowing.  Each fund may borrow money temporarily from banks when:

1.	it is advantageous to do so in order to meet redemption requests,
2.	a fund fails to receive transmitted funds from a member on a timely basis,
3.	TIP’s custodian fails to complete delivery of securities sold, or
4.	a fund needs cash to facilitate the settlement of trades made by the fund.

Borrowing creates an opportunity for increased return, but at the same time it creates special risks. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could in turn adversely affect the money manager’s strategy. Rising interest rates could also reduce the value of a fund’s shares by increasing the fund’s interest expense.

In addition, each fund may borrow by engaging in reverse repurchase agreements or dollar roll transactions, described below. By engaging in such transactions, a fund may, in effect, borrow money.

TIFF Investment Program Statement of Additional Information

Duration Management.  MAF and STF invest in debt securities of varying durations. Duration is calculated based on the length of the time intervals between the present time and the time that the interest and principal payments are scheduled to be received, weighted by the present values of the cash to be received at each future point in time.

The longer the duration of a debt security, the more its price will tend to fall as prevailing interest rates rise and vice versa. For example, in a portfolio with a duration of five years, a 1% increase in interest rates could result in approximately a 5% decrease in market value. Money managers can change the weighted average duration of their holdings as interest rates move by replacing portfolio securities or using derivative securities.

Primary Risks.  There is no assurance that deliberate changes in a fund’s weighted average duration will enhance its return relative to more static duration policies or portfolio structures. For example, a money manager’s decision to increase the duration of its segment of MAF could reduce the fund’s return if interest rates in the economy rise following the manager’s duration-lengthening trades.

Multi-Market and Multi-Currency Investing.  Subject to certain limitations on foreign securities and foreign currency exposure defined in each money manager’s guidelines, money managers may adjust the exposure of the funds to different countries’ markets and currencies based on their perceptions of their relative valuations. In doing so, money managers will assess those factors they deem relevant, which may include:

1.	general market and economic conditions,
2.	the relative yield and anticipated direction of interest rates in particular markets, and
3.	the relationship among the currencies of various countries.

In their evaluations, money managers will use internal financial, economic, and credit analysis resources as well as information from external sources.

USEF money managers may respond to circumstances in which foreign stocks are more attractively priced than US stocks by investing up to 15% of the fund’s assets in foreign stocks. Money managers of MAF and IEF may hedge up to 50% of the foreign currency exposure of each fund’s assets. It is expected that adjustments to the country and currency exposures of each fund will be gradual and moderate, especially within USEF.

Primary Risks.  There is no assurance that changes in a fund’s country and currency allocations will enhance returns relative to more static allocations or relative to allocations that resemble more closely the country and currency allocations inherent in a fund’s performance benchmark.

Foreign Currency Exposure.  TAS has studied carefully the impact of exchange rate changes on the US dollar value of foreign securities portfolios and has concluded that the impact of such changes declines dramatically as the investment time horizon lengthens. This is especially true because global investors routinely adjust the prices they are willing to pay for shares of a given firm in response to changes in the foreign exchange value of the currencies in which its products (and costs) are denominated. For example, while it is likely that a sudden 10% decline in the Japanese yen’s value in US dollar terms will produce short-term losses in the dollar value of shares of Japanese exporters, the increased competitiveness of such firms typically will cause global investors to mark upward such firms’ relative price-to-earnings or price-to-book value multiples, albeit with a lag.

While exchange rate movements can produce large losses over short-and even medium-term time horizons, TAS does not recommend that non-profits invest in foreign securities in pursuit of short-term gains. Further, TAS believes that exchange rate movements are essentially neutral over the longer-term time horizons which most global investors properly employ. The logic of this position can be assessed by considering the implications of the opposite belief: that investors can earn an economic return over the very long term merely by holding certain currencies (i.e., continually rolling over long positions in a given currency or basket of currencies in the spot or futures markets). While there have undeniably been short-term periods when currency exposure per se produced positive real returns (e.g., holding Japanese yen during the five years ending December 1993), global trade and capital flows make it very difficult for the imbalance created by massive changes (up or down) in the foreign currency exchange value to persist. Countries whose currencies plummet in

TIFF Investment Program Statement of Additional Information

value can suffer enormous hardships, as can holders of shares denominated in such currencies. However, devaluations ultimately enhance these countries’ competitiveness, thereby inducing global investors to sell shares of firms domiciled in countries with revalued currencies in order to fund purchases of shares of firms domiciled in countries with devalued ones.

Foreign Currency Hedging.  Each of the funds may enter into forward foreign currency contracts (a “forward contract”) and may purchase and write (on a covered basis) exchange-traded or over-the-counter (“OTC”) options on currencies, foreign currency futures contracts, and options on foreign currency futures contracts. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. However, such transactions may also be used to generate income for a fund or otherwise increase its total return. Conditions in the securities, futures, options, and foreign currency markets will determine whether and under what circumstances TIP will employ any of the techniques or strategies described below. TIP’s ability to pursue certain of these strategies may be limited by applicable rules, regulations and guidance of the Commodity Futures Trading Commission (“CFTC”), the SEC, applicable options and futures exchanges and the federal tax requirements applicable to regulated investment companies (see Tax Considerations).

Forward Contracts.  A forward exchange contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A fund may use forward contracts to attempt to insulate returns from securities denominated in that currency from exchange rate fluctuations to the extent of the contract while the contract is in effect. A sale contract will be advantageous if the currency falls in value against the dollar and disadvantageous if it increases in value against the dollar. A purchase contract will be advantageous if the currency increases in value against the dollar and disadvantageous if it falls in value against the dollar.

A fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract.

Funds may use forward contracts to insulate existing security positions (“position hedges”) or proposed transactions (“transaction hedges”). For example, to establish a position hedge, a forward currency contract might be sold to protect the gain from a decline in the value of that currency against the dollar. To establish a transaction hedge, a foreign currency might be purchased on a forward basis to protect against an anticipated increase in the value of that currency against the dollar. A fund may also purchase and sell forward contracts for efficient portfolio management purposes or to generate income when the manager anticipates that the foreign currency will appreciate or depreciate in value. When a fund enters into a forward currency contract, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the fund’s obligation (market value) on settlement date.

Primary Risks.  The success of currency hedging depends on the money manager’s ability to predict exchange rate fluctuations. Predicting such fluctuations is extremely difficult, and thus the successful execution of a hedging or other strategy is highly uncertain. An incorrect prediction will hurt fund performance. Forward contracts that are intended to protect against anticipated losses or to generate income may have the corresponding effect of canceling possible gains if the currency movement prediction is incorrect. In addition, a fund is not obligated to engage actively in hedging transactions. For example, a fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Precise matching of forward contract amounts and the value of portfolio securities is often not possible because the market value of the protected securities will fluctuate while forward contracts are in effect. Adjustment transactions are theoretically possible but time consuming and expensive, so forward contract positions are likely to be approximate, not perfect, hedges.

The cost to a fund of engaging in forward contracts varies with factors such as the foreign currency involved, the length of the contract period, and prevailing market conditions, including general market expectations as to the direction of various foreign currency movements against the US dollar. Furthermore, neither TAS nor the money managers may be able to purchase forward contracts with respect to all of the foreign currencies in which the fund’s portfolio securities may be denominated. In that case, the correlation between exchange rates and the portfolio’s foreign currency exposure

TIFF Investment Program Statement of Additional Information

may not be precise. Moreover, if the forward contract is an OTC transaction, as is usually the case, the fund will be exposed to the credit risk of its counterparty. In addition, there can be no guarantee that a fund will be able to enter into a closing transaction at a price and time that TAS or the applicable money manager believes is the most advantageous. If, on the other hand, a fund enters into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange, which may impose significant restrictions on the purchase, sale, or trading of such contracts, including the imposition of limits on price movements. Such limits may significantly affect the ability to trade such a contract or otherwise close out the position and could create potentially significant discrepancies between the cash and market value of the position in the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that in general yield high rates of return may thus tend to reduce that rate of return toward the rate of return that would be earned on assets denominated in US dollars.

Short and Long/Short Strategies.  In TAS’s view, the US stock market is highly efficient in terms of valuation and is becoming more so at a rapid rate due to the combined impact of falling computing costs, globalization of financial markets and regulatory changes. With so many powerful computers and skilled professionals attempting to exploit valuation anomalies among US stocks, it is becoming increasingly difficult to outperform market averages.

Long versus Short Positions.  The rationale for using short strategies is simply stated: if you believe that skilled active managers can identify securities that are likely to outperform market averages (i.e., they are undervalued), then it is also logical to assume that skilled active managers can identify stocks that are likely to underperform market averages (i.e., they are overvalued issues). In an increasingly efficient market, “short” sale techniques are appealing because they exploit a structural inefficiency in capital markets: the tendency of most investors to focus on the identification of undervalued, as distinct from overvalued, securities. When a fund enters into a short sale, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the market value of the securities sold short.

The funds may also employ so-called long/short investment strategies, which entail the construction of a portfolio comprising long positions in stocks which the money manager perceives as undervalued, offset by an equivalent dollar amount of short positions in stocks which the money manager perceives as overvalued. Because the long and short subportfolios offset or neutralize each other, long/short strategies are sometimes referred to as “market neutral” strategies.

Primary Risks.  Risks of investing in short strategies are markedly different from those associated with long positions. A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The potential loss from a short sale is theoretically unlimited. To control the risk of such strategies the current value of the stock sold short in a single issuer may not represent more than 2% of a fund’s total assets. Short positions in derivative instruments, including futures contracts, are not considered to be short positions for the purpose of this limitation.

Securities Lending.  Through its custodial bank and subject to strict guidelines, TIP is authorized to lend the securities held in all of its funds. If a fund were to engage in securities lending, it would be necessary for TIP to enter into a securities lending agreement and implement procedures designed to ensure compliance with applicable requirements.

Dollar Roll Transactions.  Dollar roll transactions involve a simultaneous sale by the fund of mortgage-backed securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The fund receives a fee from the counterparty as consideration for entering into the commitment to repurchase. Dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the fund agrees to buy a security on a future date. A fund will not use such transactions for leverage purposes. When a fund enters into a dollar roll transaction, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities.

Dollar rolls are similar to reverse repurchase agreements (described below) because they involve the sale of a security coupled with an agreement to repurchase. Like borrowings, a dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, it forgoes the right to receive all principal and

TIFF Investment Program Statement of Additional Information

interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the fund, thereby effectively charging the fund interest on its borrowing. Further, although the fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the fund’s entry into the dollar roll.

Primary Risks.  Dollar rolls involve potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the fund is able to repurchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since the counterparty is not required to deliver an identical security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than the security initially sold. Finally, there can be no assurance that a fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Repurchase and Reverse Repurchase Agreements.  In a repurchase agreement, a fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest.

In a reverse repurchase agreement, a fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters into a reverse repurchase agreement, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities, including accrued interest.

In addition, repurchase and reverse repurchase agreements may also involve the securities of certain foreign governments in which there is an active repurchase market. TAS and the money managers expect that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development (“OECD”). Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks.

Primary Risks.  If the counterparty defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a fund may incur a loss upon their disposition. In addition, although the Bankruptcy Code provides protection for most repurchase agreements, in the event that the other party to a repurchase agreement becomes bankrupt, the fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert this right. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying securities.

Equity Securities.  Equities are ownership interests possessed by shareholders in a corporation, commonly referred to as “stocks.” As described in the Prospectus, for purposes of the 80% investment policies of IEF and USEF, in addition to securities referred to as stock, equity securities may include instruments that provide equity exposure or have similar economic characteristics to equity securities.

General Risks of Equity Securities.  There is a risk that common stock prices will decline over short or extended periods. Both the US and foreign stock markets tend to be cyclical with periods when stock prices generally rise and periods when prices generally decline.

Warrants.  Warrants are instruments that give the holder the right to purchase the issuer’s securities at a stated price during a stated term.

TIFF Investment Program Statement of Additional Information

Primary Risks.  Warrants involve a risk of loss of the warrant purchase price if the market price of the securities subject to the warrants does not exceed the price paid for the warrants plus the exercise price of the warrants.

Foreign Equities.  Foreign equities include shares denominated in currencies other than the US dollar, including any single currency or multi-currency units, as well as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). ADRs typically are issued by a US bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, which evidence ownership of either foreign or domestic underlying securities. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.

Foreign financial markets generally have substantially less volume than US markets, and securities of foreign companies may be less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets settlements have sometimes been unable to keep pace with the volume of transactions, making it difficult to conclude such transactions.

Under certain adverse conditions, each fund may restrict the financial markets or currencies in which its assets are invested, and it may invest its assets solely in one financial market or in obligations denominated in one currency.

Primary Risks of Foreign Equities Generally.  Like domestic stocks, foreign equities entail stock market risk. In addition, in certain foreign countries there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect an investment. There may be less publicly available information regarding operations and financial results, and foreign entities may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those of US entities. A fund could encounter difficulties in obtaining or enforcing a judgment against the issuer in certain foreign countries. In addition, certain foreign investments may be subject to foreign withholding or other taxes, although the fund will seek to minimize such withholding taxes whenever practical.

Risks Associated with Currency Exchange Rate Changes.  Changes in foreign currency exchange rates may affect the value of a fund’s investments. While a fund may hedge its assets against foreign currency risk, there can be no assurance that currency values will change as predicted, and a fund may suffer losses as a result of such hedging.

Emerging Markets Equities.  Emerging markets countries (e.g., Brazil, Korea, Mexico, etc.) are generally considered to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. A company may be deemed to be in an emerging market country if (1) it is organized or has a principal office in an emerging market country, (2) its stock is traded on an exchange in an emerging market country, (3) most of its assets are in emerging markets, or (4) most of its revenues are from emerging markets countries.

Primary Risks of Emerging Markets Equities.  In addition to the risks of foreign equities as set forth above, stock prices in emerging markets can be significantly more volatile than in developed nations, reflecting the greater uncertainties of investing in less established economies, in that the countries may:

1.	have relatively unstable governments, raising the risk of sudden adverse government action and even nationalization of businesses,
2.	place restrictions on foreign ownership or prohibitions on repatriation of assets, or
3.	provide relatively less protection of property rights.

In addition, their economies:

1.	may be based predominantly on one or a few industries,
2.	may be highly vulnerable to changes in local or global trade conditions, and
3.	may suffer from extreme and volatile debt burdens or inflation rates.

TIFF Investment Program Statement of Additional Information

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Settlement and dividend collection procedures may be less reliable. These securities may have limited marketability and may be subject to more abrupt or erratic price movements.

Debt Securities.  The characteristics and primary risks of the debt securities in which the funds may invest are described below.

Primary Risks of Debt Securities Generally.  Debt securities entail interest rate, prepayment, extension, credit, and event risks.

Interest Rate Risk.  Interest rate risk is the risk of fluctuations in bond prices due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. For a given change in interest rates, longer maturity bonds fluctuate more in price than shorter maturity bonds. To compensate investors for these larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds, other factors (including credit quality) being equal. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. The portion of MAF normally invested in bonds has tended to have an intermediate term average weighted maturity.

Prepayment Risk.  Prepayment risk is the possibility that, during periods of declining interest rates, higher-yielding securities with optional prepayment rights, including collateralized mortgage obligations and other mortgage-backed securities, will be repaid before scheduled maturity, and a fund will be forced to reinvest the unanticipated payments at lower interest rates. Debt obligations that can be prepaid (including most mortgage-backed securities) will not rise as much in market value as other bonds when interest rates fall. In addition, to the extent that mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if the mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled payment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Extension Risk.  Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) longer than expected. If interest rates rise, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security, which could, in turn, cause the security’s value to fluctuate more widely in response to changes in interest rates than a security with a shorter expected maturity. Fluctuations in the value of such securities could also cause the value of the fund’s shares to fluctuate. Under these circumstances, the value of the obligation will decrease and the fund will suffer from an inability to invest in higher yielding securities.

Credit Risk.  Credit risk is the risk that an issuer of securities will be unable to make payments of interest or principal when due. The credit risk assumed by a fund is a function of the credit quality of its underlying securities.

Event Risk.  Event risk is the risk that corporate debt securities may suffer a substantial decline in credit quality and market value due to a corporate restructuring. Corporate restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, are often financed by a significant increase in corporate debt. As a result of the added debt burden, the credit quality and market value of a firm’s existing debt securities may decline significantly. While event risk may be high for certain securities held by the funds, event risk for each fund in the aggregate is low because of the number of issues held by each fund.

Bank Obligations.  Each fund may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers’ acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts.

1.	Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.
2.	Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution.

TIFF Investment Program Statement of Additional Information

3.	Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to the stated maturity based upon a specified market rate.
4.	A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods).

General economic conditions play an important part in the operations of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Time deposits that may be held by the funds may not benefit from insurance from the Deposit Insurance Fund administered by the Federal Deposit Insurance Corporation.

Foreign Bank Obligations.  Obligations of foreign banks involve somewhat different investment risks than obligations of US banks. Their liquidity could be impaired because of future political and economic developments; they may be less marketable than comparable obligations of US banks; a foreign jurisdiction might impose withholding taxes on interest income payable on these obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations; the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks; or the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to US banks. Foreign banks generally are not subject to examination by any US Government agency or instrumentality. Also, commercial banks located in some foreign countries combine commercial banking and diversified securities activities, thus increasing the risks of their operations.

Corporate Debt Securities.  Corporate debt securities of domestic and foreign issuers include corporate bonds, debentures, notes, commercial paper, medium-term notes, variable rate notes, and other similar corporate debt instruments. Securities that are rated at least “BBB” by S&P or “Baa” by Moody’s are generally described as investment-grade obligations.

Index Notes, Currency Exchange-Related Securities and Similar Securities.  Each fund may purchase notes whose principal amount and interest payments may vary in response to the change (if any) in specified exchange rates, commodities prices, or stock index levels. Currency-indexed obligations are securities whose purchase price and interest and principal payments are denominated in a foreign currency. The amount of principal payable by the issuer at maturity varies according to the change (if any) in the exchange rate between two specified currencies during the period from the instrument’s issuance date to its maturity date. A fund may hedge the currency in which the obligation is denominated (or effect cross-hedges against other currencies) against a decline in the US dollar value of the investment. Each fund may also purchase principal exchange rate-linked securities and performance-indexed commercial paper.

Commodity-Linked Notes.  A fund may invest in commodity-linked notes, which are debt instruments that have characteristics of a debt security and of a commodity-linked derivative. Commodity-linked notes generally have principal payments that are linked to the value of commodities or a commodities index, and coupon payments linked to a market-based interest rate, such as LIBOR. Because the values of commodity-linked notes rise or fall in response to changes in the underlying commodities or commodities index, commodity-linked notes generally expose a fund economically to movements in commodity prices.

Commodity-linked notes are subject to various risks, such as counterparty risk, credit risk, market risk and interest rate risk. In addition, commodity-linked notes may be leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodities or commodities index. At the maturity of the commodity-linked note, a fund may receive more or less principal than it originally invested. In addition, a liquid secondary market may not exist for the commodity-linked notes in which a fund invests, which may make it difficult for the fund to sell the notes at an acceptable price or to accurately value the notes. The values of the commodity-linked notes a fund buys may be affected by the performance of commodities and commodities indices, as well as weather and natural disasters, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism.

Leveraging Risk.  The funds or the acquired funds in which the funds invest are permitted to engage in certain transactions that may give rise to a form of leverage. Such transactions may include, among others, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transactions. Leverage, including borrowing, may cause a fund to be more volatile than if a fund had not been leveraged. This is because leverage tends to

TIFF Investment Program Statement of Additional Information

exaggerate the effect of any increase or decrease in the value of a fund’s securities. The use of certain derivatives may also create leveraging risk. To limit such leveraging risk, the funds observe asset segregation requirements, when applicable, to cover their obligations with respect to derivative instruments.

Other Foreign Currency Exchange-Related Securities.  Securities may be denominated in the currency of one nation although issued by a governmental entity, corporation, or financial institution of another nation. For example, a fund may invest in a British pound-denominated obligation issued by a US corporation.

Primary Risks.  Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated. A fund’s decision to invest in any foreign currency exchange-related securities is based on the same general criteria applicable to debt securities, including the fund’s minimum ratings and investment quality criteria, with the additional element of foreign currency exchange rate exposure added to TAS’s or the money manager’s analysis of interest rates, issuer risk and other factors.

Foreign Government and International and Supranational Agency Debt Securities.  Obligations of foreign governmental entities include those issued or guaranteed by foreign governmental entities with taxing powers and those issued or guaranteed by international or supranational entities. These obligations may or may not be supported by the full faith and credit of a foreign government or several foreign governments. Examples of international and supranational entities include the International Bank for Reconstruction and Development (“World Bank”), the European Steel and Coal Community, the Asian Development Bank, the European Bank for Reconstruction and Development and the Inter-American Development Bank. The governmental shareholders usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Loan Participations.  A loan participation is an interest in a loan to a US corporation (the “corporate borrower”) which is administered and sold by an intermediary bank. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the fund derives its rights from the intermediary bank which sold the loan participation. Such loans must be to issuers in whose obligations a fund may invest.

Primary Risks.  Because the bank issuing a loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for a fund to assert its rights against the underlying corporate borrower through the issuing bank, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the fund could be subject to delays, expenses and risks which are greater than those which would have been involved if the fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by a borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited, and any such participation purchased by a fund will be treated as illiquid until the TIP Board or valuation committee determines that a liquid market exists for such participations. Loan participations will be valued at their fair market value as determined by procedures approved by the TIP Board.

Lower-Rated Debt Securities.  Each fund may own debt securities of all grades, including both rated and unrated securities, provided however that not more than 5% of STF, 20% of MAF, and not more than 10% of the other funds may be invested in debt securities that are rated below investment grade. TAS or the money managers of these funds will be obligated to liquidate, in a prudent and orderly manner, debt securities whose ratings fall below investment grade if the result of such downgrades is that these limitations are exceeded. “Investment grade” means a rating of:

1.	for securities, “BBB” or better by S&P or “Baa” or better by Moody’s,
2.	for bank obligations, “B” or better by Thomson Bankwatch,
3.	for commercial paper, “A-1” or better by S&P or “Prime-1” or better by Moody’s,
4.	for foreign bank obligations, similar ratings by IBCA Ltd., or
5.	if unrated, determined by the money manager to be of comparable quality.

TIFF Investment Program Statement of Additional Information

See Appendix A for a description of security ratings.

Primary Risks.  Below investment grade securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, may be less liquid than securities in the higher rating categories, and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. The market value of lower-rated debt securities tends to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated debt securities also tend to be more sensitive to general economic conditions than are higher-rated debt securities.

Economic downturns have disrupted in the past, and could disrupt in the future, the high yield market and have impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or a period of rising interest rates, below investment grade issues may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time, and during periods of economic uncertainty the volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a fund to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities also may involve special registration responsibilities, liabilities and costs. Prices for below investment grade securities may also be affected by legislative and regulatory developments.

Mortgage-Backed Securities.  Mortgage-backed securities are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, “pools” of residential or commercial mortgage loans (the “underlying assets”). The two most common forms are:

1.	Mortgage pass-throughs, which represent ownership interests in the underlying assets. Principal repayments and interest on the underlying assets are distributed monthly to holders.
2.	Collateralized mortgage obligations (CMOs), which represent debt obligations secured by the underlying assets.

Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the underlying assets (or in a substantial portion of the underlying assets, with additional interests junior to that of the mortgage-backed security) and thus have payment terms that closely resemble the payment terms of the underlying assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying assets may cause the securities to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes on a periodic basis, typically monthly or quarterly. The principal of and interest on the underlying assets may be allocated among the several classes in many different ways. In a relatively common structure, payments of principal (including prepayments) on the underlying assets are applied to the classes in the order of their respective stated maturities so that no payment of principal will be made on any class until all other classes having an earlier stated maturity have been paid in full.

Mortgage-backed securities are typically backed by a pool of underlying assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, usually by the entity administering the underlying assets, to ensure that the receipt of payments on the underlying assets occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of obligations on at least a portion of the assets in the pool. Such protection may be provided

TIFF Investment Program Statement of Additional Information

through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Governmental, government-related, and private entities may create new types of mortgage-backed securities offering asset pass-through and asset-collateralized investments in addition to those described above. As such new types of mortgage-related securities are developed and offered to investors, each fund will, consistent with its investment objectives, policies and quality standards, consider whether such investments are appropriate.

The duration of a mortgage-backed security, for purposes of a fund’s average duration restrictions, is computed based upon the expected average life of that security.

Primary Risks.  Prepayments on mortgage-backed securities usually increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. In addition, the obligors of the underlying assets may default on their payments, creating delays or loss of principal.

Non-Mortgage Asset-Backed Securities.  Non-mortgage asset-backed securities are debt securities which represent ownership interests in various forms of consumer credit receivables.

Primary Risks.  Non-mortgage asset-backed securities involve certain risks not present in mortgage-backed securities. Most importantly, these securities may not have the benefit of a security interest in underlying assets. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical debt issue, and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Some forms of asset-backed securities are relatively new forms of investments. Although each fund will only invest in asset-backed securities believed to be liquid, because the market experience in certain of these securities is limited, the market’s ability to sustain liquidity through all phases of a market cycle may not have been tested.

Municipal Debt Securities.  Municipal debt securities may include such instruments as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Municipal notes are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts, or bond sales. The funds may invest in municipal debt securities.

Securities Denominated in Multi-National Currency Units or More than One Currency.  Multi-national currency unit securities are tied to currencies of more than one nation, including securities denominated in the currency of one nation but issued by a governmental entity, corporation, or financial institution of another nation.

US Treasury and US Government Agency Securities.  US Government securities include instruments issued by the US Treasury, including bills, notes, and bonds. These instruments are direct obligations of the US Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, maturities, and issuance dates. Other US Government securities include securities issued by instrumentalities of the US Government, such as Ginnie Mae, which are also backed by the full faith and credit of the United States. US Government agency securities are instruments issued by instrumentalities established or sponsored by the US Government, such as Fannie Mae and Freddie Mac. While these securities are issued, in general, under the authority of an act of Congress, the US Government is not obligated to provide financial support to the issuing instrumentalities.

TIFF Investment Program Statement of Additional Information

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. Also, the US Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise's operations.

Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its mortgage-backed securities. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA's appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac will involve a risk of non-payment of principal and interest.

Variable Amount Master Demand Notes.  Variable amount master demand notes permit the investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a fund (as lender) and the borrower. These notes are not transferable, nor are they rated ordinarily by either Moody’s or Standard & Poor’s.

Zero Coupon Securities and Custodial Receipts.  In addition to securities issued directly by the US Treasury, zero coupon securities include US Treasury bonds or notes whose unmatured interest coupons and receipts for their principal have been separated by their holder, typically a custodian bank or investment brokerage firm. Once “stripped” or separated, the principal and coupons are sold separately. The principal, or “corpus,” is sold at a deep discount because the buyer receives only the right to receive a future fixed payment and does not receive any rights to periodic interest payments. The coupons may be sold separately or grouped with other coupons with like maturity dates and sold in a bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names. The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsels to the underwriters have issued the opinion that, for federal tax and securities law purposes, purchasers of such certificates will most likely be deemed the beneficial holders of the underlying US Treasury securities.

The US Treasury has facilitated transfer of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Under the STRIPS program, a purchaser’s beneficial ownership of zero coupon securities is recorded directly in the book-entry recordkeeping system in lieu of holding certificates or other evidences of ownership of the underlying US Treasury securities.

Primary Risks.  Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.

IOs and POs.  Some mortgage securities referred to as stripped mortgage securities are divided into classes which receive different proportions of the principal and interest payments or, in some cases, only payments of principal or interest (but not both). Other mortgage securities referred to as net interest margin (NIM) securities give the investor the right to receive any excess interest earned on a pool of mortgage loans remaining after all classes and service providers have been paid in full. Stripped mortgage securities may be issued by government or private entities. Stripped mortgage securities issued or guaranteed by agencies or instrumentalities of the U.S. government are typically more liquid than privately issued stripped mortgage-backed securities.

Stripped mortgage securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. In most cases, one class receives all of the interest (the interest-only or “IO'' class), while the other class receives all of the principal (the principal-only or “PO'' class). The return on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal

TIFF Investment Program Statement of Additional Information

payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on any IO class held by a fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody’s, respectively.

NIM securities represent a right to receive any “excess'' interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped mortgage securities, the return on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Stripped mortgage securities and NIM securities tend to exhibit greater market volatility in response to changes in interest rates than other types of mortgage securities and are purchased and sold by institutional investors, such as a fund, through investment banking firms acting as brokers or dealers. Some of these securities may be deemed “illiquid'' and therefore subject to a fund’s limitation on investment in illiquid securities and the risks associated with illiquidity.

Inflation-Linked Securities.  Inflation-linked bonds, such as the US Treasury Department’s Treasury Inflation Protected Securities (“TIPS”), are linked to the inflation rate in the market of issuance. TIPS were first issued in 1997 and have been issued with maturities of 5, 10, and 30 years. The principal amount (payable at maturity) adjusts upward or downward every six months according to changes in the Consumer Price Index for Urban Consumers. The semi-annual interest payments are calculated as a fixed percentage of the inflation-adjusted principal amount. In addition to the US, other countries such as Australia, Canada, New Zealand, Sweden, and the United Kingdom issue inflation-linked bonds with features similar or identical to those of TIPS.

Primary Risks.   In the event of deflation, the principal value of inflation-linked bonds may be adjusted downward, and as a result the interest payable on these securities (calculated with respect to a smaller principal amount) may be reduced. Repayment of at least the original face amount of principal upon maturity is guaranteed in the case of TIPS, even during a period of deflation, but may not be guaranteed by other issuers. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The current market value of the bonds is not guaranteed and will fluctuate.

The TIPS market is smaller than that of US Treasury securities that are not inflation-linked, and as a result TIPS may be less liquid than other US Treasury securities. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a fund may be forced to liquidate positions when it would not be advantageous to do so. There is no guarantee that the US Treasury will continue to issue TIPS, which may affect the liquidity and price of outstanding issues. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the actual rate of inflation in the price of goods and services.

When-Issued and Forward Commitment Securities.  Each fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. In such transactions, instruments are bought with payment and delivery taking place in the future but no later than 120 days after trade date. No income accrues prior to delivery. When a fund enters into a when-issued or forward commitment transaction, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) on settlement date. When a forward commitment purchase is made to close a forward commitment sale, or vice versa, the difference between the two may be netted for segregation purposes until settlement date.

Forward commitments, or delayed deliveries, are deemed to be outside the normal corporate settlement structure.

Primary Risks.  The value of the security on the delivery date may be less than its purchase price, representing a loss for the fund. These transactions also involve counterparty risk. If the other party fails to perform or becomes insolvent, any accrued profits may not be available to a fund.

TIFF Investment Program Statement of Additional Information

Derivative Instruments

A fund may employ other derivatives strategies, such as futures, options on futures, buying and selling options, swaps (including interest rate, currency, total return, index and credit default swaps) and caps, floors and collars related to such swaps. Derivatives may be used for “hedging,” which means that they may be used when the manager seeks to protect a fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations and other market factors. Derivative strategies also may be used when the manager seeks to increase liquidity, implement a tax or cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of a fund’s portfolio investments and/or for purposes of total return. However derivatives are used, their successful use is not assured and will depend upon the manager’s ability to predict and understand relevant market movements.

Cover for Strategies Using Derivative Instruments.  Transactions using derivative instruments, including but not limited to put and call options written (sold) by a fund, futures contracts, options on futures contracts, and swaps, expose a fund to an obligation to another party and may give rise to a form of leverage. It is each fund’s policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, a fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (“covered”) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When a fund is required to segregate cash or liquid securities, it will instruct its custodian as to which cash holdings or liquid assets are to be marked on the books of the fund or its custodian as segregated for purposes of Section 18 of the 1940 Act. The funds will monitor the amount of these segregated assets on a daily basis, and no fund will enter into additional transactions that would require the segregation of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated. Committing a large portion of a fund’s assets to cover positions or for segregation could impede portfolio management or a fund’s ability to meet redemption requests or other current obligations.

Futures Contracts.  Each fund may enter into contracts for the purchase or sale for future delivery (a “futures contract”) of fixed income securities, foreign currencies, or commodities, or based on financial indices including any index of common stocks, US Government securities, foreign government securities, or corporate debt securities. A fund may enter into futures contracts that are based on debt securities that are backed by the full faith and credit of the US Government, such as long-term US Treasury bonds, Treasury notes, GNMA-modified pass-through mortgage-backed securities, and three-month US Treasury bills. Each fund also may enter into futures contracts based on securities that would be eligible investments for such fund and denominated in currencies other than the US dollar.

US futures contracts have been designed by exchanges that have been designated as “contracts markets” by the CFTC and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

Futures contracts may be used as both hedging and income-enhancement strategies. As an example of a hedging transaction, a money manager holding a portfolio of equity securities and anticipating a near-term market decline might sell S&P 500 futures to obtain prompt protection pending an orderly portfolio liquidation. If the decline occurs, gains on the futures contract will offset at least in part the loss on the portfolio; if the money manager is wrong and the market rises, the loss on the futures contract will offset gains on the portfolio. The TIP funds may utilize futures without limitation for both hedging and other purposes.

Although futures contracts by their terms may call for actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract by entering into an offsetting futures contract with delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities, currency or commodity. Because all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a fund will incur brokerage fees when it purchases or sells futures contracts. In accordance with Rule 17f-6 under the 1940 Act and as required by the rules of the CFTC, the funds maintain their margin accounts with futures commission

TIFF Investment Program Statement of Additional Information

merchants. Maintaining the margin account with a futures commission merchant, rather than the funds’ custodian bank, may make it more difficult for a fund to regain possession of the assets in the margin account in the event of the bankruptcy or insolvency of the futures commission merchant. The provisions of Rule 17f-6, which are included in the funds’ contracts with any futures commission merchant, are designed to mitigate this risk.

At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin on US exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment. It is also possible that initial margin requirements may be increased in the future by regulators. An outstanding futures contract is valued daily, and the payment in cash of “variation margin” will be required, a process known as “marking to the market.” Each day the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day.

Primary Risks.  Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions related to (1) investors’ obligations to meet additional variation margin requirements, (2) decisions to make or take delivery rather than to enter into offsetting transactions, and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate, or interest rate trends still may not result in a successful transaction.

If predictions about the general direction of market movements, foreign exchange rates, or interest rates are incorrect, a fund’s overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon. For example, if a fund had hedged against the possibility of an increase in interest rates that would adversely affect the price of debt securities held in its portfolio and interest rates decreased instead, the fund would lose part or all of the benefit of the increased value of its assets that it had hedged because it would have offsetting losses in its futures positions. In addition, particularly in such situations, if the fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be at increased prices reflecting the rising market. Consequently, the fund may have to sell assets at a time when it may be disadvantageous to do so.

A fund’s ability to establish and close out positions in futures contracts and options on futures contracts depends on the existence of a liquid market. Although a fund typically will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any future date. If it is not possible to effect a closing transaction in a contract at a satisfactory price, the fund would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that a fund has sold and is unable to close, the fund would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary up or down from the previous day’s settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. This situation could potentially persist for several consecutive trading days.

Risks of Foreign Currency Futures Contracts.  Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with forward contracts on foreign currencies including the risk that the manager may not accurately assess currency exchange changes and the risk of imperfect correlation with respect to any positions sought to be hedged. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying

TIFF Investment Program Statement of Additional Information

currency. Thus, a fund must accept or make delivery of the underlying foreign currency in accordance with any US or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by US residents and may be required to pay any fees, taxes, or charges associated with such delivery that are assessed in the country of the underlying currency.

Options on Futures Contracts.  The purchase of a put or call option on a futures contract is similar in some respects to the purchase of a put or call on an individual security or currency. Depending on the option’s price compared to either the price of the futures contract upon which it is based or the price of the underlying asset, it may or may not be less risky than ownership of the futures contract or the underlying assets. A fund may purchase options on futures contracts for the same purposes as futures contracts themselves, i.e., as a hedging or income-enhancement strategy.

Writing a call option on a futures contract constitutes a partial hedge against declining prices of the underlying asset, which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a fund will retain the full amount of the option premium, which provides a partial hedge against any decline in the fund’s portfolio holdings.

Writing a put option on a futures contract constitutes a partial hedge against increasing prices of the underlying asset, which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the fund intends to purchase. If a put or call option a fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities. This is known as correlation risk.

Primary Risks.  The amount of risk a fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to correlation risk, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on foreign currency futures contracts may involve additional liquidity risk. The ability to establish and close positions in such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential market risk to the fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when a position in options on foreign currency futures contracts would result in a loss whereas a position in the underlying futures contract would not, such as when there is no movement in the price of the underlying currency or futures contract.

Options.  Each fund may purchase and sell (or write) put and call options on foreign currencies and securities. Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell an underlying instrument to the writer of the option (in the case of put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. Put and call options that a fund may purchase or write may be traded on a national securities exchange and in the over-the-counter (OTC) market.

Options traded on national securities exchanges are within the jurisdiction of the SEC, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading

TIFF Investment Program Statement of Additional Information

activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a fund’s orders regarding closing out open options positions.

Purchasing call and put options.  As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the fund may buy call options on underlying instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. The fund also may buy call options on underlying instruments held in its portfolio and on which it has written call options. Unless the price of the underlying investment changes sufficiently, a call option purchased by a fund may expire without any value to the fund, in which case the fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options). Like a call option, a fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A fund may buy a put option on an underlying instrument owned by the fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying instrument. Such hedge protection is provided only during the life of the put option when the fund, as the buyer of the put option, is able to sell the underlying instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The fund may also seek to offset a decline in the value of the underlying instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when TAS or the money manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. A fund also may buy put options at a time when it does not own the underlying instrument. By buying put options on an instrument it does not own, the fund seeks to benefit from a decline in the market price of the underlying instrument.

If a put option that a fund bought is not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying instrument remains equal to or greater than the exercise price during the life of the put option, the fund would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying instrument must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is terminated in a closing sale transaction at a price that equals such premium and costs.

Writing call and put options.  A fund may write options to generate additional income and to seek to hedge its portfolio against market or exchange rate movements. A fund may write “covered” call options, meaning that the fund owns the underlying instrument that is subject to the call option.

When the fund writes a covered call option, any underlying instruments that are held by the fund and are subject to the call option will be earmarked as segregated on the books of the fund or the fund’s custodian. A fund will be unable to sell the underlying instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying instruments from segregation.

As the writer of a covered call option, a fund gives up the potential for capital appreciation above the exercise price of the option should the underlying instrument rise in value. If the value of the underlying instrument rises above the exercise price of the call option, the instrument may be “called away,” requiring the fund to sell the underlying instrument at the exercise price. The fund will realize a gain or loss from the sale of the underlying instrument depending on whether the exercise price is greater or less than the purchase price of the instrument. Any gain will be increased by the amount of the premium received from the sale of the call; any loss will be decreased by the amount of the premium received. If a call option expires unexercised, the fund will realize a gain in the amount of the premium received. If the market price of the underlying instrument decreases, the call option will not be exercised and any hedging benefit of the call option will be limited to the amount of the premium received.

TIFF Investment Program Statement of Additional Information

The exercise price of a call option will depend upon the expected price movement of the underlying instrument. The exercise price of a call option may be below (in-the-money), equal to (at-the-money), or above (out-of-the-money) the current value of the underlying instrument at the time the option is written.

As the writer of a put option, a fund retains the risk of loss should the underlying instrument decline in value below the exercise price. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received.

As the writer of an option, a fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) by the fund because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are rarely exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a call option, be partially or wholly offset by a decline in the market value of the underlying instrument during the option period. If a call option is exercised, the writer experiences a loss from the sale of the underlying instrument at a price below the then current market price. If a put option is exercised, the writer experiences a loss as it must fulfill the obligation to buy the underlying instrument at the exercise price, which will exceed the market value of the underlying instrument at that time.

Closing out options (exchange-traded options).  As the writer of an exchange traded option, if the fund wants to terminate its obligation, the fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the fund. Closing transactions allow the fund to terminate its positions in written and purchased options. Depending on the market value of those positions, the fund will experience gains or losses.

Effecting a closing transaction in the case of a written call option would allow a fund to write another call option in the underlying instrument with a different exercise price, expiration date or both. Effecting a closing transaction also allows the cash or proceeds from the sale of any investments subject to the option to be used for other fund investments. If the fund wants to sell a particular security from its portfolio on which it has written a call option, it may effect a closing transaction on the call option prior to or at the same time as the sale of the security.

A fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the fund to buy the option (in the case of purchased options). Increases in the market price of a call option will generally reflect increases in the market price of the underlying instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the fund.

Risks.  The funds’ options investments involve certain risks. The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of the fund’s portfolio that is being hedged. In addition, the fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If TAS or the money manager is not successful in using options in managing the fund’s investments, the fund’s performance will be worse than if such strategies had not been employed.

There can be no assurance that a liquid secondary market on an exchange or in the OTC market will exist for any particular option, or at any particular time, and a fund may have difficulty effecting closing transactions in particular options. Therefore, the fund would have to exercise the options it purchased in order to realize any profit. Also, the fund could incur transaction costs upon the sale of underlying instruments where a buyer exercises put or call options the fund

TIFF Investment Program Statement of Additional Information

sold. If a fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying investments at the marked-to-market price during the term of the option. When trading options on foreign exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

Options on stock indices.  A fund may buy and sell (write) both call and put options on stock indices in order to seek to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the fund. Call and put options on stock indices are similar to options on individual stocks except that, unlike options on securities or other instruments, all settlements are in cash, and gain or loss depends on the price movements in the stock market generally (or in a particular industry or segment of the market related to the index) rather than price movements in an individual security. For example, when a fund buys a put option on a stock index, the fund has the right to receive, upon exercise of the option, an amount of cash if the closing price of the underlying stock index is less than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number.

Successful use by a fund of options on stock indices for hedging purposes will be subject to TAS or the applicable money manager’s ability to predict correctly movements in the direction of the securities markets generally or of a particular segment related to the index. This requires different skills and techniques than predicting changes in the price of individual stocks. A fund’s ability to effectively use options on stock indices for hedging purposes also depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the fund’s portfolio. To the extent the securities being hedged do not exactly duplicate the components of an index, the correlation will not be perfect. Consequently, the fund bears the risk that the prices of the securities being hedged will not move in the same amount as the stock index. It is also possible that there may be a negative correlation between the index and the hedged securities that would result in a loss on both the securities and the option.

Positions in stock index options may be closed out only on a liquid secondary market, usually provided by an exchange. There can be no assurance that a liquid secondary market will exist for any particular stock index option at any specific time. Consequently, it may not be possible to close an option position. The inability to close options positions could have an adverse impact on the fund’s performance.

Over-the-counter (OTC) options.  The funds may buy and sell (write) both put and call OTC options. Like exchange traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying instrument at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying instruments and in a wider range of expiration dates and exercise prices than exchange traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. The fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When a fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the fund originally wrote the option. If a fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying instrument at the marked-to-market price during the term of the option.

Swap Agreements.  Generally, swap agreements are contracts between a fund and, typically, a brokerage firm, bank, or other financial institution (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the fund agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of value of predetermined underlying instruments. The notional amount is the

TIFF Investment Program Statement of Additional Information

set dollar amount or other currency value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples are investments in a particular security, at a particular fixed or variable interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. In some cases, such as cross currency swaps, the swap agreement may include the delivery (exchange) of the entire notional value of one designated currency for another designated currency.

Each fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty are netted out, with the fund receiving or paying, as the case may be, only the net difference in the two payments. The fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the fund). If the swap agreement provides for other than a net basis, the full amount of the fund’s obligations will be accrued on a daily basis.

Upon entering into a swap agreement, the fund is usually required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying security. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. With respect to non-equity transactions, a fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.

The fund may structure the terms of a swap with the counterparty or a third party so that the fund will be entitled to sell, put, or otherwise terminate the swap contract within no more than seven days’ notice to the counterparty or third party. If the fund does not negotiate such terms for a particular swap transaction, the transaction may be considered “illiquid,” in which case the value of a fund’s positions underlying the transaction (i.e., the amount, if any, that the fund owes to the swap counterparty, net of the amount that the swap counterparty owes to the fund), plus any collateral posted by the fund with respect thereto, will be subject to the fund’s limitations on holding illiquid investments.

Risks.  The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the fund will be less than its performance would be if it had not used the swap agreements.

The risk of loss to a fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the fund, the risk of loss to the fund is loss of the net amount that the fund is entitled to receive. If the fund is obligated to pay the net amount, the fund’s risk of loss is that net amount (which, depending on market conditions, could be substantial). If the swap agreement involves the exchange of the entire principal value of an investment, the entire principal value of that investment is subject to the risk that the counter party to the swap will default on its contractual delivery obligations.

TIFF Investment Program Statement of Additional Information

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be illiquid and, therefore, subject to the fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. However, the swap markets have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market. Many swap agreements entail complex terms and are often valued subjectively.

If a fund enters into a swap agreement that is not traded on an exchange, the fund would not be as protected as participants in transactions on organized exchanges are. In such cases, the performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement. No limitations on daily price movements or speculative position limits apply to swap transactions that are not traded on exchanges. Counterparties may, however, limit the size or duration of a swap agreement with the fund as a consequence of credit considerations. A fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. TAS or the fund’s money manager will only approve a swap agreement counterparty for a fund if TAS or the applicable money manager deems the counterparty to be creditworthy.

Certain Internal Revenue Service positions may limit a fund’s ability to use swap agreements in a desired tax strategy. In addition, as a result of recent market events, there are currently several proposals being considered to regulate OTC derivatives, particularly credit default swaps. It is not known at this time whether or not any such proposals will be adopted or, if adopted, what effect they may have on portfolio management strategies used by the funds. It is possible that developments in the swap markets and/or the laws relating to swap agreements (including tax laws), including potential government regulation, could adversely affect the funds’ ability to benefit from using swap agreements.

Depending on their structure, swap agreements may increase or decrease a fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price.

Equity or Total Return Swaps.  An equity swap or total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Credit default swaps.  A fund may be a buyer or seller of credit default swaps. The “buyer” in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

TIFF Investment Program Statement of Additional Information

A fund may buy credit default swaps in order to try to hedge against a decline in the value of its portfolio debt securities due to a credit event. By selling a credit default swap, the fund will receive periodic payments but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. A fund may also sell credit default swaps in order to gain exposure that is similar to owning the reference debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to the risk that there would be a credit event and the fund would have to make a substantial payment.

Interest rate swaps.  An interest rate swap is an agreement between two parties to exchange interest payments. Typically, one interest rate is fixed to maturity while the other interest rate changes in accordance with changes in a designated interest rate benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to hedge interest rate risk. Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Payments of the notional amount of the swap agreement generally are not exchanged. In addition, interest rate swaps generally do not involve the delivery of securities, other underlying assets, or principal amounts. Accordingly, barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.

Interest rate swap transactions generally require the participation of an intermediary, frequently a bank. For example, the first entity, which holds a fixed-rate obligation, transfers the obligation to the intermediary. The first entity is then obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with the second entity, which holds a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming the fixed-rate obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Currency swaps.  A currency swap is an agreement between two parties to exchange periodic cash flows on a notional amount of two or more currencies based on the relative value differential among them. For example, a currency swap may involve the exchange of payments in a foreign currency for payments in U.S. dollars. Currency swaps typically involve the delivery of the entire notional values of the two designated currencies. In such a situation, the full notional value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A fund may also enter into currency swaps on a net basis, which means the two different currency payment streams are converted and netted out to a single cash payment in just one of the currencies.

For example, a fund may use a currency swap to hedge the interest payments and principal amount of a debt obligation denominated in a foreign currency by entering into a cross currency swap whereby the fund would make payments in the foreign currency and receive payments in US dollars. Or, the fund may utilize a currency swap to gain exposure to foreign currencies and foreign interest rates by making payments in US dollars and receiving payments in foreign currency.

Because currency control is of great importance to issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the fund’s swap transactions or cause the fund’s hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

TIFF Investment Program Statement of Additional Information

Commodity Swaps.  MAF may enter into commodity swap contracts to gain exposure to commodity markets without owning or taking physical custody of commodities. Commodity swaps may also be used for hedging purposes or to seek to increase total return. A fund’s ability to use commodity swaps may be limited by applicable federal tax rules, including because of the character of the income that may be earned by the fund. Some commodity swaps may generate income that would not be considered “qualified income” for purposes of a fund’s qualifying as a “regulated investment company” under the Internal Revenue Code.

Other Instruments

Convertible Securities.  A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price into a certain quantity of the common stock of the same or a different issuer. Through their conversion feature, these securities provide an opportunity to participate in advances in the price of the common stock into which the security may be converted.

Primary Risks.  A convertible security entails market risk in that its market value depends in part on the price of the underlying common stock. Convertible securities also entail greater credit risk than the issuer’s non-convertible senior debt securities to which they are usually subordinated.

Illiquid and Restricted Securities.  Illiquid assets are investments that are difficult to sell at the price at which such assets are valued by the fund within seven days of the date of the decision to sell them. They may include:

1.	OTC options;
2.	repurchase agreements, time deposits, and dollar roll transactions maturing in more than seven days;
3.	loan participations;
4.	securities without readily available market quotations, including interests in private acquired funds in which a fund might invest;
5.	certain swap transactions; and
6.	certain restricted securities.

Primary Risks.  Due to the absence of an organized market for such securities, the market value of illiquid securities used in calculating fund net asset values for purchases and redemptions can diverge substantially from their true value. Illiquid securities are generally subject to legal or contractual restrictions on resale, and their forced liquidation to meet redemption requests could produce substantial losses.

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each fund’s investment policy states that typically it will not purchase or sell OTC options if, as a result of such transaction, the sum of (1) the market value of OTC options currently outstanding held by the fund, (2) the market value of the underlying securities covered by OTC call options currently outstanding sold by the fund, and (3) margin deposits on the fund’s existing OTC options on futures contracts exceeds 15% of the net assets of the fund, taken at market value, together with all other assets of the fund that are considered illiquid.

This policy as to OTC options is not a fundamental policy of the funds and may be amended by the directors of TIP without the approval of TIP’s or a fund’s members. However, TIP will not change or modify this policy prior to a change or modification by the SEC staff of its position.

Acquired Funds

The funds may, subject to limitations, invest a portion of their assets in securities issued by other investment funds (“acquired funds”).

Other Registered Investment Companies.  A fund may invest in the shares of another registered investment company, including open-end mutual funds, exchange-traded funds (“ETFs”), and closed-end funds, to the maximum amount permitted by law, or any relevant SEC exemptive relief, rule, or interpretation and the fund’s non-fundamental investment

TIFF Investment Program Statement of Additional Information

restrictions and policies. The funds will make such purchases only when no commission or profit beyond the customary broker’s commission results. As a shareholder in a registered investment company, the fund will bear its ratable share of that investment company’s expenses, including its advisory and administration fees.

ETFs are registered investment companies that are traded, like individual stocks, on an exchange. They represent baskets of securities that usually seek to track the performance of certain indices, although certain new ETFs may also be actively managed. The indices include broad-market indices as well as more specific indices, including those relating to particular sectors, countries, and regions. A fund may purchase or sell short ETF shares as an alternative to futures contracts, i.e., to obtain or reduce exposure to all or a portion of a securities market while maintaining flexibility to meet its liquidity needs.

Investments in closed-end funds may involve the payment of premiums above the net asset value of the issuers’ portfolio securities. These investments are subject to limitations under the 1940 Act and are constrained by market availability (e.g., closed-end investment companies do not offer to redeem their shares directly; they trade on the secondary market). The funds do not intend to invest in such investment companies unless, in TAS’s judgment, the potential benefits of such investments justify the payment of any applicable premium or commission. For instance, due to restrictions on direct investment by foreign entities in certain emerging market countries, purchasing shares of other investment companies may be the most practical or only manner in which the funds can invest in these markets.

Private Investment Funds.  TAS may invest a portion of a fund’s assets in securities issued by private investment funds. For example, TAS might elect to invest a portion of a fund’s assets in an investment partnership whose manager TAS believes is especially skillful, but which is closed to new separate accounts, is unwilling to manage assets directly on a fund’s behalf, or whose services can be purchased indirectly at a lower cost by investment in securities issued by an existing partnership or other investment fund. Investments by a fund in a private investment fund are not subject to the limitations imposed under the 1940 Act on shares held by a mutual fund in other registered investment companies. The securities of a private investment company are generally illiquid, but may be deemed liquid in accordance with procedures approved by the TIP Board. To the extent such interests are illiquid, they will be subject to a fund’s 15% limitation on illiquid securities.

Primary Risks.  Funds that invest in an acquired fund bear their ratable share of expenses of the underlying acquired fund and are subject to management fees, including performance based fees typical in private investment funds. These fees are reflected performance of the acquired fund. Because performance fees are based on the acquired fund’s performance, not the TIP fund’s, the TIP fund may pay performance fees even during a period when the TIP fund has a negative return. In addition, ETFs and closed-end funds are subject to the following risks that do not apply to conventional open-end mutual funds: (1) the market price of the fund’s shares may trade at a discount to the value of its underlying holdings; (2) an active trading market for such a fund’s shares may not develop or be maintained; and (3) trading in an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Portfolio Holdings Information

The TIP Board has adopted a policy governing the disclosure of a TIP fund’s holdings of portfolio securities (“Portfolio Holdings Information”). For purposes of this policy, “Portfolio Holdings Information” does not include information about a TIP fund’s derivative positions or “Analytical Information.” Analytical Information generally includes, without limitation, aggregate, composite or descriptive information relating to a TIP fund’s portfolio holdings that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading likely to have a material adverse effect on the TIP fund. As a general matter, it is the policy of TIP that no current or potential member or any third party shall be provided Portfolio Holdings Information on a preferential basis. The policy provides limited exceptions for the release of the information that reflect the legitimate business purposes of TIP, including the fact that the members of TIP are institutional investors that may have a need for Portfolio Holdings Information to assist them in their asset allocation decisions. The policy is designed to accommodate this goal in a manner that treats members equally and protects the members from the improper release of Portfolio Holdings Information.

TIFF Investment Program Statement of Additional Information

The policy applies to officers and directors of TIP as well as employees of TIP’s investment adviser, money managers, administrator, principal underwriter, and other service providers to TIP (each a “Service Provider” and together the “Service Providers”) who in the ordinary course of their activities come into possession of Portfolio Holdings Information of TIP.

A TIP fund’s Portfolio Holdings Information shall be released only: (i) as required by applicable laws, rules, or regulations, including in shareholder reports, reports on Forms N-CSR and N-Q, or other such filings as may be required; (ii) on its website, updated monthly and accessible to all members equally, generally no earlier than the tenth business day after such month’s end; and (iii) pursuant to the policy.

In limited instances, it may be appropriate for a TIP fund to selectively disclose its Portfolio Holdings Information prior to public dissemination of such information. The release of Portfolio Holdings Information with respect to a TIP fund to selected third parties in advance of its release to all members or the general public is permissible only when: (i) the TIP fund has a legitimate business purpose for the release of the information, such as, but not limited to, release to an approved Service Provider to a TIP fund or other legitimate business purposes as determined by the TIP CCO; (ii) it is in the best interests of the TIP fund’s members to release the information; (iii) the recipient of the Portfolio Holdings Information is subject to a duty of confidentiality pursuant to a signed Confidentiality Agreement (which includes a duty not to trade on the information); and (iv) the release of the information would not otherwise violate the antifraud provisions of the federal securities laws or TIP or TAS’s fiduciary duties.

Brokerage Direction and Other Practices

The debt securities in which TIP invests are traded primarily in the OTC market by dealers who usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The cost of securities purchased from underwriters includes an underwriting commission or concession. Debt securities are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing transactions consists primarily of dealer spreads. The spread is not included in the expenses of a fund and therefore is not subject to any expense cap; nevertheless, the incurrence of this spread, ignoring the other intended positive effects of the transaction, will decrease the total return of the fund. However, a fund will buy one asset and sell another only if TAS or the money managers believe it is advantageous to do so after considering the effects of the additional custodial charges and the spread on the fund’s total return.

Since costs associated with transactions in foreign securities are usually higher than costs associated with transactions in domestic securities, the funds’ operating expense ratios may be expected to be higher than those of an investment company investing exclusively in domestic securities.

The selection of a broker or dealer to execute portfolio transactions for the funds is usually made by a money manager. TAS requires that each money manager seek to achieve best execution when executing portfolio transactions for the funds and that each money manager’s compliance program include an appropriate best execution policy. In executing portfolio transactions and selecting brokers or dealers, the principal objective therefore is to seek best execution (the best overall terms available to the fund under the circumstances), subject to specific directions from TIP or TAS. Securities ordinarily are purchased in their primary markets, and a money manager will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including:

1.	the breadth of the market in the security,
2.	the price of the security,
3.	the financial condition and execution capability of the broker or dealer, and
4.	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers or dealers TAS and the money managers are authorized to consider the “brokerage and research services,” as defined in Section 28(e) of the Securities Exchange Act of 1934, provided to the funds, to TAS, or to the money manager. TAS and the money managers may cause the funds to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction. TIP, TAS, or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which TAS or

TIFF Investment Program Statement of Additional Information

the money manager exercises investment discretion. Notwithstanding the foregoing, TAS generally disfavors soft dollar practices (defined as the receipt by TAS from a broker-dealer of research or other products or services produced by third-parties in exchange for the direction by TAS of client brokerage transactions to such broker-dealer and the payment by TAS for any service, whether or not research-related, through the use of soft dollars). Accordingly, TAS will not engage in soft dollar practices for its own account or for the benefit of any of its affiliates (including the funds) in portfolio transactions that it executes directly on behalf of the funds. Money managers are not precluded from engaging in soft dollar practices, although TAS requires that they comply with the requirements of Section 28(e) of the Securities Exchange Act of 1934 and applicable SEC guidance regarding the use of soft dollars with respect to a fund and that each money manager’s compliance program include an appropriate soft dollar policy.

TAS’s investment staff and operations staff use reasonable due diligence in selecting counterparties used by TAS to effect securities transactions for the funds, including broker-dealers, prime brokers, futures commission merchants, and counterparties for OTC derivative transactions such as non-listed options, swaps, and structured notes.

In selecting counterparties to effect securities transactions for the funds, TAS’s investment staff may consider, among other factors they deem appropriate: (i) each fund’s exposure to counterparties; (ii) the funds’ overall exposure to counterparties; (iii) a counterparty’s creditworthiness and financial condition; (iv) the regulatory environment in which a counterparty operates; (v) their previous experience with a counterparty; (vi) whether a counterparty has the professional capability to provide the service for the particular type of security; and (vii) the ability of a counterparty to provide an appropriate level of services to TAS in light of TAS’s business needs, including operational and settlement matters. With respect to the selection of broker-dealers and other counterparties (including futures commission merchants) and in effecting portfolio transactions with them, TAS’s primary consideration is to seek to obtain “best execution” (as discussed below).

Situations in which TAS directly selects broker-dealers and other counterparties include (1) when transactions on behalf of TIFF Short-Term-Fund (which currently is managed directly by TAS without any external underlying money managers), and (2) when purchasing and selling for the funds of securities and other instruments managed directly by TAS rather than through an external money manager, such as ETFs, derivatives, and Treasury obligations. TAS will select broker-dealers to execute such transactions on behalf of its clients. TAS’s objective in selecting broker-dealers and other counterparties (including futures commission merchants) and in effecting portfolio transactions with them is to seek to obtain the most favorable execution under the circumstances with respect to its accounts’ portfolio transactions (defined as “best execution”). The best net price, giving effect to brokerage commissions (if applicable), spreads, and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant and the best net price may be outweighed by one or more of these other factors. The factors may include, but are not limited to: TAS’s knowledge of negotiated commission rates and spreads currently available (if applicable); the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance, and settlement capabilities, including its systems, facilities, and record-keeping, as well as the reputation and financial stability of the counterparty selected and others which are considered; TAS’s knowledge of actual or apparent operational or compliance problems of any counterparty; the counterparty’s execution services rendered on a continuing basis and in other transactions and its experience in handling similar transactions; the reasonableness of any applicable spreads or commissions; or such other factors as TAS may determine to be relevant from time to time.

TAS will endeavor to be aware of current charges of broker-dealers and to incur expenses for effecting portfolio transactions to the extent consistent with the interests and policies of the funds. However, TAS will not select broker-dealers solely on the basis of “posted” commission rates or other execution costs nor always seek in advance competitive bidding for the most favorable commission rate or other execution cost applicable to any particular portfolio transaction. Although TAS generally seeks competitive commission rates and other execution costs, it will not necessarily pay the lowest commission or commission equivalent. Transactions of the type that TAS directs may involve specialized services on the part of the broker-dealer involved resulting in higher commissions or their equivalents than would be the case with transactions requiring more routine services.

TIFF Investment Program Statement of Additional Information

For each year ended December 31, the funds paid brokerage commissions as follows:

	2010	2009	2008
Multi-Asset	$2,524,402	$2,357,482*	$1,307,893
International Equity	$66,003	$58,676**	$133,862
US Equity	$59,547***	$86,642**	$138,844
Short-Term	$0	$0	$0
*	This number materially increased from 2008 because additional assets were allocated to a money manager that tends to employ a high turnover strategy, and did so during the market downturn and recovery of 2009.
**	This number materially decreased from 2008 due to a decrease in portfolio turnover.
***	This number materially decreased due to a decrease in the number of portfolio transactions.

The following chart shows the value of TIP’s aggregate holdings of securities by issuer of TIP’s regular brokers or dealers (as defined in the 1940 Act) as of December 31, 2010.

TIFF Multi-Asset Fund
State Street Bank and Trust Company	$66,216,498
Bank of America Corp.	$25,106,911
UBS AG	$9,404,909
J.P. Morgan Chase & Co.	$8,825,285
Citigroup, Inc.	$6,257,719
Merrill Lynch & Co., Inc.	$4,436,336
Morgan Stanley & Co., Inc.	$1,825,103
Credit Suisse First Boston	$1,483,416
Barclays Bank plc	$993,527
Deutsche Bank AG	$259,693
RBS Securities, Inc.	$240,225
TIFF International Equity Fund
State Street Bank and Trust Company	$6,555,962
Barclays Bank plc	$385,100
UBS AG	$287,034
TIFF US Equity Fund
State Street Bank and Trust Company	$2,320,858
J.P. Morgan Chase & Co.	$882,336
TIFF Short-Term Fund
State Street Bank and Trust Company	$1,078,432

Tax Considerations

The following summary of tax consequences does not purport to be complete. No attempt is made to present a detailed explanation of the tax treatment of a fund or its members, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This “Tax Considerations” section is based on US Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to a fund and its members. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All members should consult their own tax advisors as to the federal, state, local and other tax provisions applicable to them.

TIFF Investment Program Statement of Additional Information

Qualification as a Regulated Investment Company.  Each fund intends to continue to qualify annually and elect to be treated as a regulated investment company (“RIC”) under the Code. To qualify as a RIC, a fund must, among other things:

1.	derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income from certain publicly traded partnerships or other income (including but not limited to gains from options, futures, or forward contracts) derived from its business of investing in securities or foreign currencies and net income derived from qualified publicly traded partnerships (the “Qualifying Income Requirement”);
2.	diversify its holdings so that at the end of each quarter of the fund’s taxable year:
(a)	at least 50% of the market value of the fund’s assets is represented by cash and cash items (including receivables), US Government securities, securities of other RICs and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and
(b)	not more than 25% of the value of the fund’s total assets is invested in (other than US Government securities or the securities of other RICs) the securities of any one issuer, or in two or more “controlled” issuers in the same or similar trades or business, or, the securities of one or more qualified publicly traded partnerships (such diversification requirements, the “Asset Diversification Test”); and
3.	distribute at least 90% of its investment company taxable income (which includes, among other items, interest and net short-term capital gains in excess of net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”).

The US Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a RIC’s principal business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.

In some circumstances, the character and timing of income realized by a fund for purposes of the Qualifying Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect a fund’s ability to satisfy these requirements. In other circumstances, a fund may be required to sell portfolio holdings in order to meet the Qualifying Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the fund’s income and performance.

If, for any taxable year, a fund does not qualify as a RIC, all of its taxable income will be taxed to the fund at corporate rates. For each taxable year that the fund qualifies as a RIC, it generally will not be subject to federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) it distributes to its members. Failure to qualify as a RIC would thus have a negative impact on a fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Qualifying Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a fund may be subject to a monetary sanction of $50,000 or more. Moreover, the TIP Board reserves the right not to maintain the qualification of a fund as a RIC if it determines such a course of action to be beneficial to members.

In addition, to avoid a non-deductible 4% federal excise tax, a fund must distribute during each calendar year at least 98% (or 98.2% beginning January 1, 2011) of its ordinary income (not taking into account any capital gains or losses) determined on a calendar year basis, at least 98% of its capital gains in excess of capital losses determined in general on an October 31 year-end basis, and any undistributed amounts from previous years. Generally, each fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a fund having to pay some excise tax.

TIFF Investment Program Statement of Additional Information

Tax Treatment of Distributions.  This discussion of the tax treatment of distributions is generally applicable with respect to members who are subject to income taxation. Dividends paid out of a fund’s investment company taxable income will be taxable to the fund’s members as ordinary income. For corporate members, the portion of a fund’s income that consists of dividends from domestic (US) corporations, may qualify for the corporate dividends-received deduction (assuming that the deduction is otherwise allowable in computing a member’s federal income tax liability). For individual members, the portion of a fund’s income that consists of dividends from domestic (US) and qualifying foreign corporations may be qualified dividend income eligible for taxation at long-term capital gain rates as discussed below. Distributions of any net capital gains designated by the fund as capital gain dividends will generally be taxable to the members as long-term capital gains, regardless of how long they have held their fund shares, and are not eligible for the corporate dividends-received deduction. Members receiving distributions in the form of additional shares, rather than cash, will have a cash basis in each such share equal to the net asset value of a share of the fund on the reinvestment date.

A distribution of an amount in excess of a fund’s current and accumulated earnings and profits will be treated by a member as a return of capital, which is applied against and reduces the member’s basis in its fund shares. To the extent that the amount of any such distribution exceeds the member’s basis in its fund shares, the excess will be treated as gain from a sale or exchange of the shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a fund in October, November, or December with a record date in such a month and paid by the fund during January of the following calendar year. Such distributions will be taxable to members in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received. Members will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales of shares and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the fund that would be eligible for the lower maximum rate. A member would also have to satisfy a more than 60-day holding period requirement with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the fund invests do not pay significant dividends on their shares, the fund may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends. This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by a fund with respect to its taxable years beginning after December 31, 2012 (sunset date).

Tax Treatment of Share Sales.  This discussion of the tax treatment of shares sales is generally applicable with respect to members who are subject to income taxation. Upon the sale or other disposition of shares of a fund or upon receipt of a distribution in complete liquidation of a fund, a member usually will realize a capital gain or loss which will be long term or short term, depending upon the member’s holding period for the shares. Any loss realized on the sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by the member on a disposition of fund shares held by the member for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains deemed received by the member with respect to such shares.

Under Treasury regulations, if a member recognizes a loss with respect to a fund’s shares of $2 million or more for an individual member or $10 million or more for a corporate member, the member must file with the Internal Revenue Service a disclosure statement.

Tax Treatment of Zero Coupon Securities.  Investments by a fund in zero coupon securities will result in income to the fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held. This is the case even though the fund receives no cash interest payments. This income is included in determining the amount of income which the fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax and the 4% excise tax.

TIFF Investment Program Statement of Additional Information

Tax Treatment of Hedging Transactions.  The taxation of equity options and OTC options on debt securities is governed by Code section 1234.

Option Sales.  The premium received by a fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is a short-term capital gain to the fund. If the fund enters into a closing transaction, the difference between the amount paid to close its position and the premium received is a short-term capital gain or loss. If a call option written by a fund is exercised, thereby requiring the fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security, and any resulting gain or loss will be a capital gain or loss and will be long term or short term depending upon the holding period of the security.

Option Purchases.  With respect to a put or call option purchased by a fund, if the option is sold, any resulting gain or loss will be a capital gain or loss and will be long term or short term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long term or short term, depending upon the holding period of the option. If the option is exercised, the premium, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Section 1256 Contracts.  Certain options, futures, and forward contracts in which a fund may invest are “section 1256 contracts.” Gains and losses on section 1256 contracts are usually treated as 60% long-term and 40% short-term capital gains or losses (“60/40 treatment”), regardless of the fund’s actual holding period for the contract. Also, a section 1256 contract held by a fund at the end of each taxable year (and generally, for the purposes of the 4% excise tax, on October 31 of each year) must be treated as if the contract had been sold at its fair market value on that day (“mark to market treatment”), and any deemed gain or loss on the contract is subject to 60/40 treatment. Foreign currency gains or losses (discussed below) arising from section 1256 contracts may, however, be treated as ordinary income or loss. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

Straddles.  A fund’s hedging transactions may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the tax year in which such losses are realized. Further, a fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations pertaining to the straddle rules have been implemented, the tax consequences to the funds for engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the funds, which is taxed as ordinary income when distributed to members.

A fund may make one or more of the elections available under the Code that are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under some of the elections may accelerate the recognition of gains or losses from the affected straddle positions. As a result, the amount of fund income distributed to members and taxed to them as ordinary income or long-term capital gains may be greater or lesser as compared to the amount distributed by a fund that did not engage in such hedging transactions.

Tax Treatment of Swaps.  A fund may enter into interest rate, currency, total return, credit default, commodity and index swaps, and related caps, floors, and collars. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Generally, swaps are treated as notional principal contracts for federal income tax purposes. Payments received on notional principal contracts are taxable as either periodic, nonperiodic or termination payments. A periodic payment is a payment made or received pursuant to a notional principal contract that is payable at intervals of one year or less during the entire term of the contract. A nonperiodic payment is any payment made or received with respect to a notional principal contract that is not a periodic payment or a termination payment; a nonperiodic payment may be contingent or noncontingent. A termination payment is a payment made or received to extinguish or assign all or a proportionate part of the remaining rights and obligations of any party under a notional principal contract. Periodic and nonperiodic payments made or received are ordinary income or deduction. All taxpayers, regardless of method of accounting, must recognize the ratable daily portion of periodic and nonperiodic payments for the taxable year to which the portion relates. Proposed regulations issued under Code section 1234A provide capital gain

TIFF Investment Program Statement of Additional Information

treatment for termination payments; however, any nonperiodic payments made at the maturity of a notional principal contract are not termination payments. Certain requirements that must be met under the Code in order for a fund to qualify as a regulated investment company may limit the extent to which a fund will be able to engage in swaps. A swap may be an offsetting position in a “straddle” or result in a “constructive sale of an appreciated financial position.”

Tax Treatment of Short Sales.  A fund will not realize gain or loss on the short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain regardless of the period for which the fund held the security used to close the short sale.

Constructive Sales.  Under certain circumstances, a fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract, or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year if certain conditions are met.

Tax Treatment of Partnership Investments.  The current position of the Internal Revenue Service generally is to treat a RIC, i.e., each fund, as owning its proportionate share of the income and assets of any partnership in which it is a partner in applying the Qualifying Income Requirement and the Asset Diversification Test set forth above for RICs. These requirements may limit the extent to which the funds may invest in partnerships, especially in the case of partnerships which do not primarily invest in a diversified portfolio of stocks and securities. Net income from certain qualified publicly traded partnerships is Qualifying Income.

Tax Treatment of Foreign Currency-Related Transactions.  Gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues receivables or payables denominated in a foreign currency and the time the fund actually collects such receivables or pays such payables typically are treated as ordinary income or ordinary loss. Similarly, on disposition of certain options, futures and forward contracts and on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a fund’s investment company taxable income to be distributed to members as ordinary income.

Tax Treatment of Passive Foreign Investment Companies (PFIC).  If a fund invests in stock of certain foreign investment companies, the fund may be subject to US federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating on a pro rata basis such distribution or gain to each day of the fund’s holding period for the stock. The distribution or gain so allocated to any tax year of the fund, other than the tax year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the tax year of the distribution or disposition would be included in the fund’s investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its members.

In lieu of being taxable in the manner described above, each fund may be able to make an election to include annually in income its pro rata share of the ordinary earnings and net capital gain of any foreign investment company in which it invests, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the fund’s investment company taxable income and net capital gain which, to the extent distributed by the fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the fund. In order to make this election, a fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, a fund may be able to elect to mark to market the fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they

TIFF Investment Program Statement of Additional Information

were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. There can be no assurance that a fund will be able to make the above elections and a fund may possibly incur tax from investments in PFIC shares.

Foreign Withholding Taxes.  Fund income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a fund’s total assets at the close of its tax year consists of securities of foreign corporations, the fund will be eligible and may elect to “pass through” to the fund’s members the amount of foreign taxes paid by the fund. Pursuant to this election, a member will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the fund and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its US federal income tax liability, subject to limitations. A fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. With the possible exceptions of MAF and IEF, it is not anticipated that the funds will be eligible to make this “pass-through” election. If a fund is not eligible to make the election to “pass through” to its members its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income, and distributions by the fund will be treated as US source income.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the member’s US tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the fund’s income flows through to its members. With respect to the funds, gains from the sale of securities will be treated as derived from US sources, and certain currency fluctuation gains (including fluctuation gains from foreign currency-denominated debt securities, receivables and payables) will be treated as ordinary income derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the funds. Members who are not liable for federal income taxes other than the excise tax applicable to the net investment income of private non-profits will not be affected by any such “pass through” of foreign tax credits.

Debt-Financed Shares.  If a member that is exempt from federal income taxation under Code section 501(a) incurs indebtedness in connection with, or as a result of, its acquisition of fund shares, the shares may be treated as “debt-financed property” under the Code. In such event, part of all of any income or gain derived from the member’s investment in those shares could constitute “unrelated business taxable income.” Unrelated business taxable income in excess of $1,000 in any year is taxable and will require a member to file a federal income tax return on Form 990-T.

Backup Withholding.  A fund may be required to withhold US federal income tax at the rate of 28% of all amounts distributed or deemed to be distributed as a result of the automatic reinvestment by the fund of its income and gains in additional shares of the fund, and all redemption payments made to members who:

1.	fail to provide the fund with their correct taxpayer identification numbers,
2.	fail to make required certifications, or
3.	who have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a member’s US federal income tax liability. Corporate members and certain other members (including organizations exempt from federal income taxation under Code section 501(a)) are exempt from such backup withholding.

Investment in Taxable Mortgage Pools (Excess Inclusion Income).  Under a Notice issued by the IRS, the Code, and Treasury regulations to be issued, a portion of a fund’s income from a US REIT that is attributable to the REIT’s residual interest in real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an

TIFF Investment Program Statement of Additional Information

individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, government entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. However, it is unlikely that these rules will apply to a fund that has a non-REIT strategy.

State, Local and Foreign Tax Considerations.  A fund may be subject to state, local, or foreign taxes in any jurisdiction in which the fund may be deemed to be doing business. In addition, members of a fund may be subject to state, local, or foreign taxes on distributions from the fund. In many states, fund distributions which are derived from interest on certain US Government obligations may be exempt from taxation.

Foreign Investors.  Fund shares are generally not sold outside the United States. Foreign investors should be aware that US withholding at a 30% or lower treaty tax rate, special tax certification requirements to avoid US backup withholding and claim any treaty benefits, and estate taxes may apply to any investment in a fund.

Member Information

Member Account Records.  State Street, TIP’s transfer agent, maintains an account for each member upon which the registration and transfer of shares are recorded. Any transfers are reflected by bookkeeping entry, without physical delivery. Certificates representing shares of a particular fund normally will not be issued to members. Written confirmations of purchases or redemptions are mailed to each member. Members also receive monthly account statements, which reflect share balances, as well as transaction activity for the period.

Requests That Must Be in Writing.  TIP will require that a member provide requests in writing from an authorized person accompanied by a valid original signature guarantee by a qualified institution when changing certain information in an account, including wiring instructions. TIP, TAS, and State Street will not be responsible for confirming the validity of written requests.

Initial Investment.  Organizations seeking to invest through TIP must complete an account application, available through TAS. Members must also submit proof of their tax exempt status or other documentation as may be requested to document the organization’s eligibility to invest. The completed application and all requested information should be submitted to TAS for acceptance before funds are wired to TIP. Detailed wiring instructions are provided on the account application. Certain members may from time to time have the need for multiple TIP accounts (in the same name and tax identification number) for administrative or other purposes, referred to as “sub-accounts.” Members wishing to establish sub-accounts should contact TIFF Member Services for additional information due to certain restrictions in place, such as the permissible number of sub-accounts and minimum investment requirements.

Eligibility Information.  Because of the nature of performance-based fee arrangements utilized by MAF, IEF, and USEF, shares of these funds are available only to members that invest at least $750,000 in the TIP funds, have a net worth in excess of $1.5 million, or otherwise meet the requirements of Rule 205-3 under the Investment Advisers Act of 1940, and continue to meet this eligibility requirement at the time of any subsequent investment in the TIP funds. Members who meet this eligibility requirement are called qualified clients. Any attempted transfer, including by gift or bequest, to a person who is not a qualified client will be void and the intended recipient will acquire no rights in the shares sought to be transferred.

Subsequent Investments.  Organizations may make additional purchases in existing accounts or increase the number of funds in which they invest, except for IEF and USEF, which are closed to new investment and subsequent investments. Restrictions may apply to subsequent investments into sub-accounts, such as minimum investment requirements. To ensure that a transaction can occur on the date preferred by the organization, TAS should be provided with as much

TIFF Investment Program Statement of Additional Information

advance notice as possible. Under certain circumstances, TAS may ask a member organization to verify or supplement the information in the account application that is on file in connection with subsequent investments.

Additional Redemption Options.  Members wishing to adopt a fixed dollar amount or percentage redemption should contact TAS to arrange for such specific redemptions.

Member Voting Rights and Procedures.  Each member has one vote in director elections and on other matters submitted to members for their vote for each dollar of net asset value held by the member. Matters to be acted upon affecting a particular fund, including approval of the advisory agreements with TAS and the submission of changes to fundamental investment policies of a fund, will require the affirmative vote of a majority of the member votes of the fund (as provided in the 1940 Act) cast at a meeting at which a quorum is present. The election of TIP’s Board is voted upon by members on a TIP-wide basis. TIP is not required to hold annual member meetings. Member approval will be sought only for certain changes in TIP’s or a fund’s operations and for the election of directors under certain circumstances. Members may remove directors at a special meeting. A special meeting of TIP shall be called by the directors upon written request of members holding at least 10% of the votes entitled to be cast at such meeting.

Financial Reports.  Members receive semi-annual unaudited financial statements and annual audited financial statements. Members may also receive additional reports concerning TIP or its money managers from TAS.

Determination of Net Asset Value

Business Days.  Currently, there are 11 holidays during the year which are not business days: New Year’s Day, Dr. Martin Luther King Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving and Christmas. TIP will not accept purchase or redemption orders on these holidays, or on any other day the New York Stock Exchange (“NYSE”) and/or the Federal Reserve Bank of New York are closed, or the funds are closed as permitted or ordered by the SEC.

Net Asset Value.  The net asset value (“NAV”) per share is determined by dividing the total market value of each fund’s investments and other assets, less any liabilities, by the total number of outstanding shares and adjusting to the nearest cent. Net asset value per share is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day of the funds. NAV may be calculated earlier if the NYSE is closed early (as it typically is before certain or after certain holidays), trading on the NYSE is restricted, the Federal Reserve Bank of New York closes, or as otherwise permitted by the SEC.

Calculating an Individual Security’s Value.  Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers National Market System (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ Official Closing Price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services and are deemed representative of market values at the close of the market. Over-the-counter stocks not quoted on NASDAQ and foreign stocks that are traded over-the-counter are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Exchange-traded and over-the-counter options and futures contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short future and written option sales contracts). Forward foreign currency exchange contracts are valued at their respective fair market values. Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value.

Certain funds employ a daily fair value model to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the time at which net asset values of the funds are determined. If the funds’ valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

TIFF Investment Program Statement of Additional Information

Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by TIP’s board of directors. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into US dollars at the mean price of such currencies against US dollars as provided by an independent pricing supplier.

Additional Service Providers

Administrator.  State Street Bank and Trust Company (“State Street”), 200 Clarendon Street, Boston, MA 02116, serves as the custodian, administrator, and transfer agent. As custodian, State Street may employ sub-custodians outside the United States.

Futures Contract Custodians.  Goldman Sachs & Co. (“Goldman”), 85 Broad Street, New York, New York 10004, is a futures commission merchant and serves as custodian of TIP’s assets maintained in connection with futures contracts pursuant to Rule 17f-6 under the 1940 Act. This relationship was established in 2008 and Goldman receives no compensation for maintaining custody of assets (other than brokerage or commission charges for executing futures contracts).

J.P. Morgan Clearing Corp. (“JPM”), 383 Madison Avenue, New York, New York, is a futures commission merchant and serves as custodian of TIP’s assets maintained in connection with futures contracts pursuant to Rule 17f-6 under the 1940 Act. This relationship was established in 2006 with Bear Stearns Securities Corp, predecessor to JPM, and JPM receives no compensation for maintaining custody of assets (other than brokerage or commission charges for executing futures contracts).

Barclays Capital, Inc. (“Barclays”), 200 Park Avenue, New York, New York 10166, is a futures commission merchant and serves as custodian of TIP’s assets maintained in connection with futures contracts pursuant to Rule 17f-6 under the 1940 Act. This relationship was established in 2008 and Barclays receives no compensation for maintaining custody of assets (other than brokerage or commission charges for executing futures contracts).

Legal Counsel.  Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, is TIP’s legal counsel, for which it is compensated directly by TIP.

Independent Registered Public Accounting Firm.  Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as TIP’s independent registered public accounting firm.

Financial Statements

The funds’ audited Financial Statements, including the Financial Highlights, for the year ended December 31, 2010, appearing in the Annual Report to members and the report thereon of Ernst & Young LLP, independent registered public accounting firm, appearing therein, are hereby incorporated by reference in this SAI.

Description of Indices

Overview.  This section describes the various indices referenced in the Prospectus and SAI. The indices described below will be used to gauge the performance of individual funds and individual money managers, with certain money managers’ fees tied directly to the money managers’ returns relative to the returns produced by their respective indices (hereinafter referred to as “benchmarks”). The following information with respect to each index has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

TIFF Investment Program Statement of Additional Information

Explanation of How Indices Will Be Used.  The table below denotes the index relevant to those money managers whose compensation will be tied to their relative performance. As shown, in some cases the money managers have comparative indices different than the overall benchmark of the funds that employ them.

Fund/Money Manager	Index
TIFF Multi-Asset Fund	CPI + 5% and Constructed Index (described in Prospectus)
Aronson+Johnson+Ortiz, LP	S&P 500 Index
Brookfield Investment Management Inc.	MSCI US REIT Index
Marathon Asset Management, LLP	MSCI All Country World Index
Mission Value Partners, LLC	CPI (plus a designated spread)
Shapiro Capital Management LLC	Russell 2000 Index
Smith Breeden Associates, Inc.	Barclays Capital US Government Inflation-Linked Bond Index
Westport Asset Management, Inc.	Russell 2000 Index
TIFF International Equity Fund	MSCI All Country World Index ex US
Marathon Asset Management, LLP	MSCI All Country World Index ex US
Mission Value Partners, LLC	CPI (plus a designated spread)
TIFF US Equity Fund	Wilshire 5000 Total Market Index
Aronson+Johnson+Ortiz, LP	S&P 500 Index
Shapiro Capital Management LLC	Russell 2000 Index
Westport Asset Management, Inc.	Russell 2000 Index
TIFF Short-Term Fund	BofA Merrill Lynch US 6-Month Treasury Bill Index
BofA Merrill Lynch US 6-Month Treasury Bill Index minus 50 basis points

The intent of performance-based fee arrangements entailing benchmarks that are narrower than the overall benchmark for the fund employing such arrangements is to compensate managers fairly based on their performance relative to benchmarks that reflect adequately their particular focus and investment disciplines. For example, although USEF’s overall benchmark is the Wilshire 5000 Total Market Index, the fund’s large cap specialist may invest substantially all of its segment of the fund in such securities that are significantly larger in market capitalization than the Wilshire 5000 Total Market Index average, and it is both fairer to this money manager and in the fund’s best interests to tie this money manager’s fees to its performance relative to the S&P 500 rather than to the Wilshire 5000 Total Market Index. Although compensating managers based on their performance relative to performance benchmarks that are narrower than those of the funds that employ them may mean that some managers will receive relatively high fees even if the funds that employ them underperform their overall benchmarks, careful structuring of fee arrangements and careful allocation of assets among money managers can reduce the probabilities that a given fund will fail to meet its performance objective. Each fund seeks to produce total returns net of all expenses that exceed those of its performance benchmark.

Explanation of “Capitalization Weighting.”  Several of the indices described below are “capitalization weighted.” Capitalization weighting is a method of weighting each component security in an index by its market value (also commonly referred to as “capitalization”) so that it will influence the index in proportion to its respective size. The price of any stock multiplied by the number of shares outstanding gives the current market value for that particular issue. This market value determines the relative importance of the security. Market values for individual stocks are added together to obtain their group market value. With respect to fixed income indices, the term “capitalization weighting” is seldom used, but the method used to prepare such indices resembles capitalization weighting in the sense that each issue’s weighting in the index reflects the total outstanding market value of that issue as of the measurement date. This method is sometimes referred to as “market value weighting.”

TIFF Multi-Asset Fund Benchmarks.  MAF seeks to achieve a total return (price appreciation plus dividends and interest income) net of expenses that, over a majority of market cycles, exceeds inflation, as measured by the Consumer Price Index, plus 5% per annum. The Consumer Price Index is a widely recognized measure of US inflation, representing

TIFF Investment Program Statement of Additional Information

changes in the prices paid by consumers for a representative basket of goods and services. CPI+5% per annum was selected as the primary benchmark for MAF because it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which most TIP members are subject.

To facilitate assessment of active strategies employed by the fund, the fund also measures its performance against the MAF Constructed Index. As of January 1, 2010, the Constructed Index comprises the following asset segments: 51% blended global stocks index, which is a blend of MSCI World Index (W) and MSCI Emerging Markets Index (EM), weighted as follows: EM weight is 1.5 times the percentage weight of emerging markets in the MSCI All Country World Index, W weight is 100% minus EM weight; 6% Barclays Capital High Yield 2% Issuer Capped Index; 5% Dow Jones-UBS Commodity Index Total Return; 5% MSCI US REIT Index; 20% Barclays Capital US Government Inflation-Linked Bond Index; and 13% BofA Merrill Lynch US 6-Month Treasury Bill Index. The Constructed Index segment weights are rebalanced by TAS at each quarter end for periods beginning July 1, 2009, and were rebalanced monthly prior to that date. The blended global stocks index component of the Constructed Index is calculated by TAS and rebalanced at each quarter-end. Performance of the Constructed Index generated after June 30, 2009 is reduced by 20 basis points per annum, prorated monthly. This reduction reflects an estimate of the costs of investing in the Constructed Index’s segments through index funds or other instruments and is designed to facilitate a comparison of passive investment strategies with active portfolio management. (One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses.) The reported performance of the Constructed Index would increase in the absence of a 20 basis point reduction. The Constructed Index has changed on various occasions since MAF’s inception in 1995. Historical performance for the Constructed Index is not adjusted when the composition of the Constructed Index changes. Therefore, past performance reflects the Constructed Index’s allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated.

Common Stock Indices

MSCI All Country World Index.  The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 2010, the MSCI All Country World Index consisted of companies traded on stock markets in 45 countries. Unlike certain other broad-based indices, the number of stocks included in the MSCI All Country World Index is not fixed and may vary to enable the index to continue to reflect the primary home markets of the constituent countries.

MSCI All Country World Index ex US.  The MSCI All Country World Index ex US is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States. As of December 2010, the MSCI All Country World Index ex US consisted of companies traded on stock markets in 44 countries.

MSCI EAFE Index.  The MSCI Europe, Australasia, Far East (“EAFE”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States and Canada. As of May 27, 2010, the Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index.  The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI World Index.  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010, the Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

TIFF Investment Program Statement of Additional Information

US Common Stock Indices

Russell 2000 Index.  The Russell 2000 Index is a market capitalization weighted index that measures the performance of the small-cap segment of the US equity universe. The index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index.  The S&P 500 Index includes 500 companies in leading industries of the US economy, capturing 75% coverage of US equities. The S&P 500 Index is maintained by the S&P Index Committee, based on published guidelines governing additions to and removal from the index. Criteria for index additions include US companies, market capitalization in excess of $4 billion, public float, financial viability, adequate liquidity and reasonable price, sector representation, and company price. Criteria for index removals include violating or no longer meeting one or more criteria for index inclusion.

Wilshire 5000 Total Market Index.  The Wilshire 5000 Total Market Index is a float-adjusted market capitalization weighted index which consists of US equity securities with readily available price data that trade on a regular basis. These stocks include the large-capitalization stocks that comprise the S&P 500 Index as well as the medium-and small-capitalization companies that comprise the Wilshire 4500 Completion Index. The Wilshire 5000 is designed to represent the total US equity market.

Wilshire 4500 Completion Index.  The Wilshire 4500 Completion index is a float-adjusted market capitalization weighted index that measures the performance of small and mid-cap stocks with readily available price data. It is constructed using the stocks in the Wilshire 5000 Index with the stocks of the companies in the S&P 500 Index removed.

Bond Indices

Barclays Capital High Yield 2% Issuer Capped Bond Index.  The Barclays Capital High Yield 2% Issuer Capped Bond Index covers the US dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. To be eligible for this index, bonds must also have at least one year to final maturity and at least $150 million outstanding par value. This index limits issuer exposures to 2% of the total market value of the index, and any excess market value is redistributed to the issuers below the cap on a pro rata basis. The index is rebalanced monthly.

Barclays Capital US Government Inflation-Linked Bond Index.  The Barclays Capital US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining to maturity on the index rebalancing date (the last calendar day of each month) and total outstanding issue size of $500 million or more. Bonds must be capital-indexed and linked to an eligible inflation index. The bonds are denominated in US dollars and pay coupon and principal in US dollars. The notional coupon of a bond must be fixed or zero and the bond must settle on or before the monthly rebalancing date to be eligible for the index.

Real Estate Indices

MSCI US REIT Index.  The MSCI US REIT Index is a free float-adjusted market capitalization weighted index comprising investable equity real estate investment trusts (REITs), other than certain specialty equity REITs, and is designed to be a measure of real estate equity performance.

TIFF Investment Program Statement of Additional Information

Short-Term Indices

BofA Merrill Lynch US 6-Month Treasury Bill Index.  The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

BofA Merrill Lynch US 6-Month Treasury Bill Index minus 50 basis points.  STF will utilize, as a supplemental index, the BofA Merrill Lynch US 6-Month Treasury Bill Index minus 50 basis points to illustrate how closely STF is operating in accordance with its mandate (i.e., to track as closely as possible, gross of fees and expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index). The 50 basis point deduction from that index is intended to reflect the impact of operating expenses and trading costs on returns on a portfolio of short-term US Government securities.

Commodity Indices

Dow Jones-UBS Commodity Index Total Return.  The Dow Jones-UBS Commodity Index Total Return comprises futures contracts on 19 exchange-traded physical commodities. The index is calculated on a total return basis and reflects the return on fully collateralized futures positions. Futures contracts are rolled prior to maturity. The index’s composition is based on contract liquidity and dollar-adjusted historical commodity production volumes adjusted as needed to limit exposure to any single commodity at an annual rebalancing date to a maximum of 15% and a minimum of 2% of the index. Moreover, no related group of commodities (e.g., energy, precious metals, industrial metals, livestock, or agriculture) may constitute more than one-third of the index’s weight at annual rebalancing dates.

TIFF Investment Program Statement of Additional Information

Appendix A — Quality Rating Descriptions

Standard & Poor’s Corporation

AAA.  Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA.  Bonds rated AA also qualify as high-quality obligations. Their capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only by a small degree.

A.  Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB.  Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

BB and Lower.  Bonds rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics with respect to the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings AA to C may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-1.  Standard & Poor’s short-term issue credit ratings are current assessments of the likelihood of timely payments of debt having original maturity of no more than 365 days. The A-1 designation indicates that the capacity for payment is extremely strong.

A-2.  The capacity for timely payment on issues with this designation is strong. However, a short-term debt with this rating is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that debts in higher rating categories.

Moody’s Investors Service, Inc.

Aaa.  Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa.  Bonds rated Aa are judged to be of high quality and are subject to very low credit risk.

A.  Bonds rated A are considered upper-medium grade and are subject to low credit risk.

Baa.  Baa rated bonds are considered medium-grade obligations, and as such may possess certain speculative characteristics and are subject to moderate credit risk.

Ba.   Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B and Lower.  Bonds which are rated B are considered speculative and are subject to high credit risk. Bonds which are rated Caa are of poor standing and are subject to very high credit risk. Bonds which are rated Ca represent obligations which are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Bonds which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

P-1.  Moody’s short-term ratings are opinions of the ability of issuers (or supporting institutions) to honor short-term financial obligations. Such obligations generally have an original maturity not exceeding thirteen months. The designation “Prime-1” or “P-1” indicates a superior ability to repay short-term debt obligations.

P-2.  Issuers (or supporting institutions) have a strong ability to repay short-term debt obligations.

P-3.  Issuers (or supporting institutions) have an acceptable ability to repay short-term debt obligations.

TIFF Investment Program Statement of Additional Information

Fitch Ratings

Fitch Ratings cover a global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities ad the securities or other obligations they issue.

AAA:  Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:  Very high credit quality.  ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:  High credit quality.  ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:  Good credit quality.  ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB:  Speculative.  ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

Fitch Rating’s appends the modifiers “+” or “-” to denote relative status within the major rating categories.

A short-term rating has a time horizon of up to 13 months for most obligations, or up to 36 months for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1.  Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2.  Good short-term credit quality. A Good intrinsic capacity for timely payment of financial commitments.

F3.  Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B.  Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C.  High short-term default risk. Default is a real possibility.

D.  Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

E.  Restricted Default. Indicates an entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

TIFF Investment Program Statement of Additional Information

Appendix B — Proxy Voting Policies and Procedures

Preface.  In January 2003, the SEC adopted a new rule that requires registered investment advisors that have voting authority over client securities to adopt written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of the clients. The purpose of the rule is to ensure that registered advisors satisfy their fiduciary obligations to their clients and avoid material conflicts of interest when voting proxies.

Policy.  Pursuant to this rule, the TIFF Investment Program (TIP) board adopted the following policy with respect to the voting of proxies on securities held by the funds:

•	In general, the funds will vote in accordance with the proxy voting recommendations of Institutional Shareholder Services (ISS), except in “share blocking” countries as discussed below.
•	ISS posts its recommendations on its “VoteX” website in advance of a vote deadline. TIFF Advisory Services (TAS) monitors all pending votes, paying particular attention to categories 4, 5, and 6, i.e., those that are more material in nature. The ISS category definitions are summarized as follows:
1.	Election of directors (except for proxy contests); fix number of directors; ratification of auditors; name change; change in date or time of meeting; adjourn meeting; other business
2.	Employee stock purchase plans; increase in stock (except for private placements); reverse stock splits; standard corporate governance provisions (declassifying the board, super-majority votes, etc.); social/environmental/human rights proposals; standard mutual fund proposals (except for advisory agreements, proposals to open-end the fund)
3.	Compensation plans
4.	Private placements; formation of a holding company; anti-takeover proposals (poison pills, fair price provisions, etc.); reincorporation; director and officer liability indemnification; conversion of securities; liquidation of assets; mutual fund advisory agreements
5.	Mergers; acquisitions; sale of assets; conversion of a closed-end fund to open-end; reorganization; restructuring
6.	Proxy contests
•	TAS votes all proxies in conformity with ISS recommendations, except that:
•	A money manager that is an ISS client may challenge an ISS recommendation it disagrees with by communicating in writing (which may take the form of an email) to TAS. Because money managers that are not ISS clients do not have access to the ISS recommendations, these managers may recommend a vote for or against a proxy item by communicating in writing (which may take the form of an email) to TAS. Where the challenge arrives or is resolved after the cutoff date as it applies to TAS, votes may be handled manually and are therefore on a best efforts basis.
•	The manager’s written communication must explain the manager’s reasons for wishing to vote the proxy against the ISS recommendation. The manager should also state if it believes that there are any potential conflicts of interest in connection with the proxy vote.
•	TAS will evaluate the manager’s arguments and either grant or deny the manager’s request. TAS will not accept a manager’s request to depart from an ISS recommendation in any case in which TAS believes such a departure would represent a material conflict of interest between TAS or the money manager and TIP.

TIFF Investment Program Statement of Additional Information

•	Given TAS’s position that the inherent risks associated with voting in a share blocking country may outweigh the benefits of acting on a manager’s recommendation to vote the issue, TAS will abstain from votes in a share blocking country unless a money manager requests in writing that TAS vote on an issue. In such case, TAS will vote only those shares held in that manager’s portfolio and will abstain from voting shares of the security held by other managers. The manager whose shares are voted recognizes it will be subject to any regulations or limitations placed on those shares.
•	TAS may refrain from voting a particular proxy when TAS concludes that the costs associated with voting that proxy may outweigh the potential benefits to the TIP portfolios (e.g., certain cases of share blocking issues as discussed above).
•	Records of all proxy votes are archived with Votex. TIP maintains written records of all proxy summaries, and any money manager challenges to an ISS recommendation for a period of six years, the first two years in an easily accessible place.
•	Notwithstanding the foregoing, TAS may depart from ISS recommendations anytime it concludes that it is in the best interest of the shareholders. TIP will maintain a written record of each such departure. This record shall include an affirmation that the departure does not represent a conflict of interest between the funds and TAS.

This policy was communicated in writing to the money managers in accordance with SEC regulations.

TIFF Investment Program Statement of Additional Information

Appendix C — Portfolio Managers

Other Accounts Managed (as of 12/31/2010)

Portfolio Managers	RICs		Pooled Funds		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)
MULTI-ASSET FUND
TAS
John Thorndike	3	$527	1	$152	0	$0
INTERNATIONAL EQUITY
Marathon
Jeremy Hosking	2	$2,151	7	$9,188	34	$11,083
Neil Ostrer	0	$0	7	$10,333	39	$16,538
William Arah	0	$0	8	$11,459	39	$17,525
Charles Carter	0	$0	0	$0	0	$0
Nick Longhurst	0	$0	0	$0	0	$0
Mission Value Partners
Andrew McDermott	0	$0	2	$30	2	$225
Kouji Yamada	0	$0	2	$30	2	$225
Mondrian
Elizabeth Desmond	9	$3,383	5	$3,653	18	$6,401
Hamish Parker	1	$661	0	$0	11	$3,032
TAS
John Thorndike	3	$4,199	1	$152	0	$0
US EQUITY
Aronson+Johnson+Ortiz, LP*
Theodore Aronson	17	$4,427	17	$2,931	92	$12,412
Christopher J.W. Whitehead	17	$4,427	17	$2,931	92	$12,412
Martha Ortiz	17	$4,427	17	$2,931	92	$12,412
Gina Marie Moore	17	$4,427	17	$2,931	92	$12,412
R. Brian Wenzinger	17	$4,427	17	$2,931	92	$12,412
Shapiro
Samuel Shapiro	0	$0	0	$0	111	$2,651
Michael McCarthy	0	$0	0	$0	111	$2,651
Louis Shapiro	0	$0	0	$0	111	$2,651
TAS
John Thorndike	3	$4,291	1	$152	0	$0
Westport
Andrew Knuth	1	$855	1	$61	12	$540
Edmund Nicklin	1	$1,213	0	$0	13	$545
SHORT-TERM
TAS
John Thorndike	3	$4,195	1	$152	0	$0

*	Aronson+Johnson+Ortiz, LP takes a team approach to portfolio management. The five individuals listed above manage all the firm’s portfolios across all strategies.

TIFF Investment Program Statement of Additional Information

Other Accounts Managed with a Performance-Based Advisory Fee (as of 12/31/2010)

Portfolio Managers	RICs		Pooled Funds		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)
MULTI-ASSET FUND
TAS
John Thorndike	0	$0	0	$0	0	$0
INTERNATIONAL EQUITY
Marathon
Jeremy Hosking	2	$2,151	6	$8,668	11	$3,516
Neil Ostrer	0	$0	7	$10,333	13	$4,460
William Arah	0	$0	8	$11,459	13	$4,338
Charles Carter	0	$0	0	$0	0	$0
Nick Longhurst	0	$0	0	$0	0	$0
Mission Value Partners
Andrew McDermott	0	$0	0	$0	1	$150
Kouji Yamada	0	$0	0	$0	1	$150
Mondrian
Elizabeth Desmond	0	$0	0	$0	0	$0
Hamish Parker	0	$0	0	$0	0	$0
TAS
John Thorndike	0	$0	0	$0	0	$0
US EQUITY
Aronson+Johnson+Ortiz, LP*
Theodore Aronson	1	$52	3	$239	42	$4,620
Christopher J.W. Whitehead	1	$52	3	$239	42	$4,620
Martha Ortiz	1	$52	3	$239	42	$4,620
Gina Marie Moore	1	$52	3	$239	42	$4,620
R. Brian Wenzinger	1	$52	3	$239	42	$4,620
Shapiro
Samuel Shapiro	0	$0	0	$0	0	$0
Michael McCarthy	0	$0	0	$0	0	$0
Louis Shapiro	0	$0	0	$0	0	$0
TAS
John Thorndike	0	$0	0	$0	0	$0
Westport
Andrew Knuth	0	$0	1	$61	3	$102
Edmund Nicklin	0	$0	0	$0	3	$102
SHORT-TERM
TAS
John Thorndike	0	$0	0	$0	0	$0

*	Aronson+Johnson+Ortiz, LP takes a team approach to portfolio management. The five individuals listed above manage all the firm’s portfolios across all strategies.

TIFF Investment Program Statement of Additional Information

Portfolio Manager Compensation (as of 12/31/2010)

MULTI-ASSET FUND
TAS
Portfolio Manager: John Thorndike
Compensation Structure	Salary Bonus Plan Retirement Plan
Specific Criteria	Salary is fixed.
Bonus – An overall bonus pool is established based in part on a percentage of the base salaries of the participants in the bonus plan and in part on relative performance of certain funds bearing the TIFF name, including MAF, IEF, and USEF; bonus awards to individuals are made out of the overall bonus pool and are discretionary.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None
INTERNATIONAL EQUITY FUND
Marathon
Portfolio Manager: Jeremy Hosking
Compensation Structure	Salary Share of Firm Profits
Specific Criteria	Salary is fixed. Compensation is not directly related to the performance of the TIFF accounts but is indirectly linked to the continued success of all clients.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None
Portfolio Managers: William Arah Neil Ostrer
Compensation Structure	Salary Share of Firm Profits Share of Hedge Fund Fees
Specific Criteria	Salary is fixed. Compensation is not directly related to the performance of the TIFF accounts but is indirectly linked to the continued success of all clients.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	Portfolio managers are entitled to a portion of fees generated from managing hedge funds.
Portfolio Managers: Charles Carter Nick Longhurst

TIFF Investment Program Statement of Additional Information

Compensation Structure	Salary Bonus
Specific Criteria	Salary is fixed. Bonus payments are based on the rolling performance of the portfolio manager’s portion of the clients’ portfolio relative to internally agreed benchmarks.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None
Mission Value Partners
Portfolio Manager: Andrew McDermott
Compensation Structure	Share of Firm Profits Retirement Plan
Specific Criteria	Mr. McDermott does not draw a salary. As the sole owner of the firm, Mr. McDermott is entitled to 100% of the firm’s net profits. Compensation is not directly related to the performance of the account or portfolio assets.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None
Portfolio Manager: Kouji Yamada
Compensation Structure	Salary Bonus Plan Retirement Plan
Specific Criteria	Salary is fixed. Compensation is determined as a percentage of the overall profitability of the firm. Compensation is not directly related to the performance of the account or portfolio assets.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None
Mondrian
Portfolio Managers: Elizabeth Desmond Hamish Parker
Compensation Structure	Salary Profit Sharing Equity Grants Defined Contribution Pension Plan

TIFF Investment Program Statement of Additional Information

Specific Criteria	Salary is fixed.

Profit Sharing – all Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability.

Equity Grants – focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

Defined Contribution Pension Plan – the firm pays a regular monthly contribution and the individual may make additional contributions.

Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None
TAS
Portfolio Manager: John Thorndike
Compensation Structure	Salary Bonus Plan Retirement Plan
Specific Criteria	Salary is fixed.
Bonus – An overall bonus pool is established based in part on a percentage of the base salaries of the participants in the bonus plan and in part on relative performance of certain funds bearing the TIFF name, including MAF, IEF, and USEF; bonus awards to individuals are made out of the overall bonus pool and are discretionary.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None

TIFF Investment Program Statement of Additional Information

US EQUITY FUND
Aronson+Johnson+Ortiz, LP
Portfolio Managers: Theodore Aronson Christopher J. W. Whitehead Gina Marie Moore Martha Ortiz R. Brian Wenzinger
Compensation Structure	Salary Bonus Profit Sharing
Specific Criteria	Salary is fixed.

Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager, and overall contributions of the portfolio manager to the operations of AJO.

All AJO’s portfolio managers are principals of the firm and share in its profits. Profit sharing includes awards of non-cash compensation in the form of increased ownership in the firm. Ownership may include equity-based cash distributions.

No individual’s compensation is directly tied to account performance or to the value of the assets held in particular funds, or even to firm-wide assets.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None
Shapiro
Portfolio Managers: Michael McCarthy Louis Shapiro Sam Shapiro
Compensation Structure	Salary Profit Sharing
Specific Criteria	Salary is fixed.

The three investment team members are owners of the firm and share its profits. Additional compensation is set based on the operating performance of not only the accounts but the underlying performance of the firm.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None

TIFF Investment Program Statement of Additional Information

TAS
Portfolio Manager: John Thorndike
Compensation Structure	Salary Bonus Plan Retirement Plan
Specific Criteria	Salary is fixed.
Bonus – An overall bonus pool is established based in part on a percentage of the base salaries of the participants in the bonus plan and in part on relative performance of certain funds bearing the TIFF name, including MAF, IEF, and USEF; bonus awards to individuals are made out of the overall bonus pool and are discretionary.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None
Westport
Portfolio Managers: Andrew Knuth Edmund Nicklin
Compensation Structure	Salary Bonus Deferred Compensation Pension and Retirement Plan
Specific Criteria	Qualified Profit Sharing
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None
SHORT-TERM FUND
TAS
Portfolio Manager: John Thorndike
Compensation Structure	Salary Bonus Plan Retirement Plan
Specific Criteria	Salary is fixed.
Bonus – An overall bonus pool is established based in part on a percentage of the base salaries of the participants in the bonus plan and in part on relative performance of certain funds bearing the TIFF name, including MAF, IEF, and USEF; bonus awards to individuals are made out of the overall bonus pool and are discretionary.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None

Part C	OTHER INFORMATION

Item 28.	Exhibits

The following exhibits are incorporated herein by reference, are not required to be filed or are filed herewith (where indicated):

(a)
Articles of Incorporation are incorporated by reference dated  December 23, 1993 (previously filed as Exhibit No. (1) to Pre-Effective  Amendment No. 1 to Registrant's Registration Statement on Form N-1A).

(b1)	Amended and Restated By-laws (previously filed as Exhibit (b1) to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A).

(b2)	Amended and Restated By-laws dated December 10, 2007 (previously filed as Exhibit (b1) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A).

(c)
Articles FIFTH, SEVENTH, EIGHTH, THIRTEENTH, FIFTEENTH, and SIXTEENTH of the Registrant’s Articles of Incorporation dated December 23, 1993 (previously filed as Exhibit No. (1) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A); and Articles II, VI, and VII of the Registrant’s Amended and Restated By-laws dated December 10, 2007 (previously filed as Exhibit (b1) to Post-Effective Amendment  No. 30 to Registrant’s Registration Statement on Form N-1A).

(d1)
Advisory Agreement, dated February 10, 1994, between the Registrant (TIFF U.S. Equity Fund) and Foundation Advisers, Inc. (previously filed as Exhibit No. (5a) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

(d2)
Advisory Agreement, dated February 10, 1994, between the Registrant (TIFF International Equity Fund) and Foundation Advisers, Inc. (previously filed as Exhibit No. (5b) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

(d3)
Money Manager Agreement, dated March 16, 1994, between the Registrant (TIFF International Equity Fund) and Marathon Asset Management, Ltd. (previously filed as Exhibit No. (5w) to Pre-Effective Amendment No.  3 to Registrant's Registration Statement on N-1A).

(d4)
Money Manager Agreement, dated March 16, 1994, between the Registrant (TIFF U.S. Equity Fund) and Westport Asset Management, Inc. (previously filed as Exhibit No. (5ee) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

(d5)
Money Manager Agreement, dated April 18, 1994, between the Registrant (TIFF International Equity Fund) and Delaware International Advisers, Ltd. (now known as Mondrian Investment Partners Limited) (previously filed as Exhibit No. (5k) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

(d6)
Money Manager Agreement, dated July 12, 2002, between the Registrant (TIFF Multi-Asset Fund) and Delaware International Advisers, Ltd. (now known as Mondrian Investment Partners Limited) (previously filed as Exhibit No. d33) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on N-1A).

(d7)
Money Manager Agreement, dated March 31, 1995, between the Registrant (TIFF Multi-Asset Fund) and Wellington Management Company (previously filed as Exhibit No. (5pp) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on N-1A).

(d8)
Advisory Agreement, dated March 31, 1995, between the Registrant (TIFF Multi-Asset Fund) and Foundation Advisers, Inc. (previously filed as Exhibit (5zz) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A).

(d9)
Money Manager Agreement, dated June 2, 1997, between the Registrant (TIFF U.S. Equity Fund) and Shapiro Capital Management Co. (previously filed as Exhibit (5aad) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A).

(d10)
Money Manager Agreement, dated December 1, 1998, between the Registrant (TIFF U.S. Equity Fund) and Aronson + Partners (previously filed as Exhibit (d52) to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A).

(d11)
Money Manager Agreement, dated October 1, 2009, between the Registrant (TIFF Multi-Asset Fund) and Brookfield Investment Management Inc. (formerly, Brookfield Redding, LLC) (previously filed as Exhibit (d11) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A).

(d12)
Sub-Advisory Agreement, dated October 1, 2009, between Brookfield Investment Management Inc. and AMP Capital Brookfield (US) Limited (previously filed as Exhibit (d12) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A).

(d13)
Amendment Agreement No. 1, dated July 8, 2003, to Advisory Agreement between the Registrant (TIFF Multi-Asset Fund) and TIFF Advisory Services, Inc. (formerly Foundation Advisers, Inc.) (previously filed as Exhibit (d41) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A).

(d14)
Amendment Agreement No. 1, dated July 8, 2003, to Advisory Agreement between the Registrant (TIFF International Equity Fund) and TIFF Advisory Services, Inc. (formerly Foundation Advisers, Inc.) (previously filed as Exhibit (d42) to Post-Effective Amendment No. 24 to Registrant's  Registration Statement on Form N-1A).

(d15)
Amendment Agreement No. 1, dated July 8, 2003, to Advisory Agreement between the Registrant (TIFF US Equity Fund) and TIFF Advisory Services, Inc. (formerly Foundation Advisers, Inc.) (previously filed as Exhibit (d43) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A).

(d16)
Amendment dated March 11, 2003 to fee schedule to the Money Manager Agreement between the Registrant (TIFF International Equity Fund) and Delaware International Advisers, Ltd. (now known as Mondrian Investment Partners Limited) (previously filed as Exhibit No. (d37) to Post-Effective Amendment No. 23 to Registrant's Registration Statement on N-1A).

(d17)
Amended and Restated Advisory Agreement, dated April 19, 2004 between the Registrant (TIFF Short-Term Fund) and TIFF Advisory Services, Inc. (previously filed as Exhibit (d21) to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A).

(d18)
Amendment dated March 13, 2006, to the Money Manager Agreement between the Registrant (TIFF Multi-Asset Fund) and Mondrian Investment Partners Limited (previously filed as Exhibit (d22) to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A).

( d19)
Money Manager Agreement, dated July 1, 2009, between the Registrant (TIFF Multi-Asset Fund) and Smith Breeden Associates, Inc. (previously filed as Exhibit (d19) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A).

(d20)
Amended and Restated Money Manager Agreement, dated July 1, 2007 between the Registrant (TIFF Multi-Asset Fund) and Marathon Asset Management Ltd., (previously filed as Exhibit (d20) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A).

(d2 1 )
Money Manager Agreement, dated June 18, 2009, between the Registrant (TIFF Multi-Asset Fund) and Southeastern Asset Management, Inc. (previously filed as Exhibit (d21) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A).

(d22)
Second Amended and Restated Schedule I, dated January 1, 2011, to the Money Manager Agreement dated December 21, 1998, between the Registrant (TIFF Multi-Asset Fund and TIFF US Equity Fund) and Aronson+Johnson+Ortiz, LP is filed herewith.

(d23)
Addendum dated April 1, 2008 to the Money Manager Agreement dated June 2, 1997 between the Registrant (TIFF Multi-Asset Fund) and Shapiro Capital Management LLC, (previously filed as Exhibit (d23) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A).

(d24)
Addendum dated April 1, 2008 to the Money Manager Agreement dated March 16, 1994 between the Registrant (TIFF Multi-Asset Fund) and Westport Asset Management, Inc., (previously filed as Exhibit (d24) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A).

(d25)
2nd Amended and Restated Schedule I, dated December 10, 2008 to the Amended & Restated Money Manager Agreement dated July 1, 2007 between the Registrant (TIFF Multi-Asset Fund) and Marathon Asset Management Ltd. (previously filed as Exhibit (d26) to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A).

(d26)
Amendment Agreement No. 2, dated July 15, 2003, to the Money Manager Agreement between the Registrant (TIFF Multi-Asset Fund) and Wellington Management Company (Previously Filed as Exhibit (d26) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A).

(d27)
Amendment Agreement No. 3, dated June 25, 2009, to the Money Manager Agreement between the Registrant (TIFF Multi-Asset Fund) and Wellington Management Company (Previously Filed as Exhibit (d27) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A).

(d28)	Money Manager Agreement, dated June 1, 2010, between the Registrant (TIFF Multi-Asset Fund) and Mission Value Partners, L.L.C. is filed herewith.

(d29)	Money Manager Agreement, date June 1, 2010, between the Registrant (TIFF International Equity Fund) and Mission Value Partners, L.L.C. is filed herewith.

(e)
Distribution Agreement, dated January 1, 2008, between Registrant and Quasar Distributors, LLC (previously filed as Exhibit (e1) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on  Form N-1A).

(f)	Not Applicable.

(g1)
Custodian Agreement, dated August 15, 2003, between the Registrant and State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) (previously filed as Exhibit (g5) to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A).

(g2)
Amended and Restated Delegation Agreement between the Registrant and  State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) (previously filed as Exhibit No. (g4) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on N-1A).

(g3)
Amendment dated May 1, 2006 to the Custodian Agreement between the Registrant and State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) (previously filed as Exhibit (g3) to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A).

(g4)
Amendment dated July 1, 2008, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company (previously filed as Exhibit (g4) to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A).

(g5)
Amendment dated January 1, 2009 to the Custodian Agreement between the Registrant and State Street Bank and Trust Company (previously filed as Exhibit (g5) to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A).

(g6)
Amendment dated July 1, 2009 to Custodian Agreement between the Registrant and State Street Bank and Trust Company (Previously Filed as Exhibit (g6) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A).

(g7)	Amendment dated June 16, 2010, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company is filed herewith.

(h1)
Transfer Agency and Service Agreement, dated August 15, 2003, between the Registrant and State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) (previously filed as Exhibit (h3) to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A).

(h2)
Administration Agreement, dated August 15, 2003, between the Registrant and State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) (previously filed as Exhibit (h2) to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A).

(h3)
Amendment dated May 1, 2006 to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) (previously filed as Exhibit (h2) to Post-Effective Amendment No. 29 to Registrant’s Registration  Statement on Form N-1A).

(h4)
Amendment dated May 1, 2006 to the Administration Agreement between the Registrant and State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) (previously filed as Exhibit (h3) to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on  Form N-1A).

(h5)
Amendment dated July 1, 2008 to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company (previously filed as Exhibit (h4) to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A).

(h6)	Amendment dated July 1, 2008 to the Administration Agreement between the Registrant and State Street Bank and Trust Company (previously filed as Exhibit (h5) to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A).

(h7)
Amendment dated July 1, 2009 to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company (previously filed as Exhibit (h7) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A).

(h8)
Amendment dated July 1, 2009 to Administration Agreement between the Registrant and State Street Bank and Trust Company (previously filed as Exhibit (h8) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A).

(h9)
Services Agreement, dated July 1, 2009, between the Registrant and TIFF Advisory Services, Inc. (previously filed as Exhibit (h9) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A).

(h10)	Amendment dated June 16, 2010, to the Administration Agreement between the Registrant and State Street Bank and Trust Company is filed herewith.

(h11)	Amendment dated June 16, 2010, to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is filed herewith.

(i)	Opinion and Consent of Counsel (previously filed as Exhibit No. (10) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

(j)	Consent of Ernst & Young LLP is filed herewith.

(k)	Not Applicable.

(l)
Purchase Agreement, dated March 29, 1994, for Initial Capital between Registrant and The John D. and Catherine T. MacArthur Foundation (previously filed as Exhibit No. (13) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

(m)	Not Applicable.

(n)	Not Applicable.

(p1)	Code of Ethics of TIFF Investment Program, Inc. and TIFF Advisory Services, Inc. is filed herewith.

(p2)	Code of Ethics of Aronson+Johnson+Ortiz, LP (previously filed as Exhibit (p2) to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A).

(p3)	Code of Ethics of Mondrian Investment Partners Limited (previously filed as Exhibit (p12) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A).

(p4)	Code of Ethics of Marathon Asset Management, Ltd. (previously filed as Exhibit (p4) to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A).

(p5)	Code of Ethics of Shapiro Capital Management Co., Inc. (previously filed as Exhibit (p5) to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A).

(p6)	Code of Ethics of Wellington Management Company is filed herewith.

(p7)	Code of Ethics of Westport Asset Management, Inc. is filed herewith.

(p8)	Code of Ethics of Smith Breeden Associates, Inc. is filed herewith.

(p9)	Code of Ethics of Brookfield Investment Management Inc. and AMP Capital Brookfield (US) Limited is filed herewith.

(p10)	Code of Ethics of Southeastern Asset Management, Inc. is filed herewith.

(p11)	Code of Ethics of Mission Value Partners L.L.C. is filed herewith.

(q)	Powers of Attorney for William McCalpin, N.P. Narvekar, and Sheryl Johns are filed herewith.

Item 29.

Persons Controlled by or under Common Control with the Registrant

Not applicable.

Item 30.

Indemnification.

The Registrant shall indemnify directors, officers, employees and agents of the Registrant against judgments, fines, settlements and expenses to the fullest extent allowed, and in the manner provided, by applicable Maryland and federal law, including Section 17(h) and (i) of the Investment Company Act of 1940.  In this regard, the Registrant undertakes to abide by the provisions of Investment Company Act Releases No. 11330 and 7221 until amended or superseded by subsequent interpretation of legislative or judicial action.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.
Business and Other Connections of Investment Adviser.

The business and other connections of TIFF Advisory Services, Inc. (formerly known as Foundation Advisers, Inc.) (the Adviser) is on the Uniform Application for Investment Adviser Registration ("Form ADV") as currently on file with the Commission (File No. 801-45618) the text of which is hereby incorporated by reference.

Item 32.

Principal Underwriter.

(a)	Quasar Distributors, LLC (“Quasar”) acts as principal underwriter for the Registrant and each of its series. Additionally, Quasar is the principal underwriter for the following investment companies:

Academy Fund Trust	Geneva Advisors Funds	Perkins Capital Management
ActivePassive Funds	Gerstein Fisher Funds	Permanent Portfolio Funds
Akre Funds	Glenmede Fund, Inc.	Perritt Opportunities Funds
Al Frank Funds	Glenmede Portfolios	Phocas Financial Funds
Allied Asset Advisors Funds	GoodHaven Funds	PIA Funds
Alpha Funds	Greenspring Fund	PineBridge Funds
Alpine Equity Trust	Grubb & Ellis	Poplar Forest Partners Fund
Alpine Income Trust	Guinness Atkinson Funds	Portfolio 21
Alpine Series Trust	Harding Loevner Funds	Preservation Trust
American Trust	Hennessy Funds, Inc	Primecap Odyssey Funds
Appleton Group	Hennessy Mutual Funds, Inc.	Prospector Funds
Artio Global Funds	Hennessy SPARX Funds Trust	Purisima Funds
Ascentia Funds	Hodges Funds	Quaker Investment Trust
Balance Sheet Solutions Funds	Hotchkis and Wiley Funds	Rainier Funds
Barrett Growth Fund	Huber Funds	RBC Funds Trust
Barrett Opportunity Fund	Intrepid Capital Management	Roosevelt Funds
Boston Common Funds	Jacob Funds, Inc.	Schooner Investment Group
Brandes Investment Trust	Jensen Funds	SCS Financial Funds
Brandywine Blue Funds, Inc.	Keystone Mutual Funds	Smead Value Fund
Bridges Investment Fund, Inc.	Kiewit Investment Fund L.L.L.P.	Snow Capital Family of Funds
Bright Rock Funds	Kirr Marbach Partners Funds, Inc	Stephens Management Co.
Brown Advisory Funds	LKCM Funds	Strategic Income Funds
Buffalo Funds	LoCorr Funds	Teberg Fund
CAN SLIM Select Growth Fund	MainGate MLP Funds	The Cushing MLP Funds
Capital Advisors Funds	Marketfield Fund	Thomas White Funds
Chase Funds	Masters' Select Fund Trust	Thompson Plumb (TIM)
Coldstream Funds	Matrix Asset Advisors, Inc.	Thunderstorm Mutual Funds
Congress Fund	MD Sass	Tiedemann Funds
Contravisory Funds	Mesirow Financial	TIFF Investment Program, Inc.
Convergence Funds	Monetta Fund, Inc.	Tortoise Funds
Cookson Peirce	Monetta Trust	Tygh Capital Management
Corporate America Fund	Morgan Dempsey Funds	USA Mutuals Funds
Country Funds	MP63 Fund	Villere Fund
Davidson Funds	Muhlenkamp (Wexford Trust)	The Wall Street Fund, Inc.
DoubleLine Funds	New Covenant Funds	WBI Funds
DSM Capital Funds	Newgate Capital	Windowpane Advisors, LLC
Edgar Lomax Value Fund	Nicholas Funds	Winslow Green Mutual Funds
Empiric Funds, Inc.	Niemann Tactical Return Fund	Wisconsin Capital Funds, Inc.
Evermore Global Investors Trust	Nuance Funds	WY Funds
FIMCO Funds	Orinda Funds
First American Funds, Inc.	O'Shaughnessy Funds

Fort Pitt Capital Group, Inc.	Osterweis Funds
Fund X Funds	Performance Trust Mutual Funds

Quasar is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority.  Quasar is located at 615 East Michigan Street, 3 rd Floor, Milwaukee, WI 53202.

(b)	The following is a list of the executive officers and directors of Quasar.

Name and Principal Business Addresses	Positions and Offices with Principal Underwriter	Positions and Offices with the Funds
James Robert Schoenike	President	None
Andrew Michael Strnad	Secretary	None
Teresa Cowan	Assistant Secretary	None
Susan LaFond	Treasurer	None
John Kinsella	Assistant Treasurer	None
Brett Scribner	Assistant Treasurer	None

Board of Managers
James Schoenike	President, Board Member	None
Joe Redwine	Board Member	None
Robert Kern	Board Member	None
Eric Walter Falkeis	Board Member	None

Information regarding Quasar Distributors, LLC is described in Schedule A of its Form BD as currently on file with the SEC, the text of which is hereby incorporated by reference.

CRD # on Form BD 103848

(c)  Not applicable

Item 33.
Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder will be maintained at the offices of the Investment Adviser, the Custodian and the Administrator.

TIFF Advisory Services, Inc. (formerly Foundation Advisers, Inc.)
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428

State Street Bank and Trust Company
4 Copley Place
Boston, Massachusetts 02116

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

For the series of Registrants’ managed by each Money Manager:

AMP Capital Brookfield (US) Limited
71 South Wacker Drive
Suite 3400
Chicago, IL  60606

Aronson+Johnson+Ortiz LP
230 South Broad Street
20th Floor
Philadelphia, PA  19102

Brookfield Investment Management Inc.
71 South Wacker Drive
Suite 3400
Chicago, IL  60606

Marathon Asset Management, LLP
Orion House
5 Upper St Martin’s Lane
London, England WC2H 9EA

Mission Value Partners, LLC
651 1st Street West, Suite G
Sonoma, CA 95476

Mondrian Investment Partners Limited
10 Gresham Street
5th Floor
London, England  EC2V 7JD

Shapiro Capital Management LLC
One Buckhead Plaza, Suite 1555
3060 Peachtree Road, NW
Atlanta, GA  30305

Smith Breeden Associates, Inc.
280 South Mangum Street
Suite 301
Durham, NC 27701

Southeastern Asset Management, Inc.
 6410 Poplar Avenue, Suite 900
Memphis, TN   38119

Wellington Management Company, LLP
75 State Street
Boston, MA  02109

Westport Asset Management, Inc.
253 Riverside Avenue
Westport, CT  06880

Item 34.
Management Services.

Not applicable.

Item 35.

Undertakings.

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in City of West Conshohocken, and the State of Pennsylvania on the 29 th day of April 2011.

TIFF INVESTMENT PROGRAM, INC.
Registrant

By:   /s/ Richard J. Flannery
Richard J. Flannery, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration statement has been signed below by the following persons in the capacities as of April 29, 2011 indicated.

/s/ Richard J. Flannery
Richard J. Flannery,
President and Chief Executive Officer

/s/ Dawn I. Lezon
Dawn I. Lezon,
Treasurer and Chief Financial Officer

*/s/ Sheryl Johns
Sheryl Johns,
Director

*/s/ William F. McCalpin
William F. McCalpin,
Director

*/s/ N.P. Narvekar
N.P Narvekar,
Director

*By: /s/ Richard J. Flannery
Richard J. Flannery, Attorney-in-Fact

Date: April 29, 2011

Exhibit Index

Exhibit No.	Exhibit

(d22)
Second Amended and Restated Schedule I, dated January 1, 2011, to the Money Manager Agreement, dated December 21, 1998, between the Registrant (TIFF Multi-Asset Fund and TIFF US Equity Fund) and Aronson+Johnson+Oritz, LP

(d28)	Money Manager Agreement, dated June 1, 2010, between the Registrant (TIFF Multi-Asset Fund) and Mission Value Partners, L.L.C.
(d29)	Money Manager Agreement, dated June 1, 2010, between the Registrant (TIFF International Equity Fund) and Mission Value Partners, L.L.C.
(g7)	Amendment dated June 16, 2010, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company.
(h10)	Amendment dated June 16, 2010, to the Administration Agreement between the Registrant and State Street Bank and Trust Company.
(h11)	Amendment dated June 16, 2010, to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company.
(j)	Consent of Ernst & Young LLP
(p1)	Code of Ethics of TIFF Investment Program, Inc. and TIFF Advisory Services, Inc.
(p6)	Code of Ethics of Wellington Management Company
(p7)	Code of Ethics of Westport Asset Management, Inc.
(p8)	Code of Ethics of Smith Breeden Associates, Inc.
(p9)	Code of Ethics of Brookfield Investment Management Company and AMP Capital Brookfield (US) LLC
(p10)	Code of Ethics of Southeastern Asset Management, Inc.
(p11)	Code of Ethics of Mission Value Partners, L.L.C
(q)	Powers of Attorney for William McCalpin, N.P. Narvekar, and Sheryl Johns are filed herewith.